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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-5687

Strong Common Stock Fund, Inc., on behalf of Strong Advisor Common Stock Fund, Strong Advisor Endeavor Large Cap Fund, Strong Advisor Focus Fund and Strong Advisor Technology Fund

(Exact name of registrant as specified in charter)

P.O. Box 2936 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip code)

Richard Smirl, Strong Capital Management, Inc.

P.O. Box 2936 Milwaukee, WI 53201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 359-3400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1.    Reports to Shareholders

Semiannual Report    |    June 30, 2004

Strong

Advisor Equity

Funds

Strong Advisor Common Stock Fund

Strong Advisor Mid Cap Growth Fund

Strong Advisor Small Cap Value Fund

Strong Advisor U.S. Value Fund

Strong Advisor Endeavor Large Cap Fund

Strong Advisor Focus Fund

Strong Advisor International Core Fund

Strong Advisor Select Fund

Strong Advisor Technology Fund

Strong Advisor U.S. Small/Mid Cap Growth Fund

Strong Advisor Utilities and Energy Fund

Strong Advisor Large Company Core Fund

Semiannual Report    |    June 30, 2004

Strong

Advisor Equity

Funds

Market Update From Dick Weiss

January 1, 2004, to June 30, 2004

Uncertainty is the Enemy

In our last report back in January, the overall U.S. economy displayed definite signs of strengthening — job growth was gaining momentum, and consumer confidence was on the rise. There was some muffled muttering about deflation, but it lacked enough conviction to cause alarm. All in all, it looked like a relatively promising picture.

Six months out, things seem not quite so sanguine. Fears of inflation have replaced the whispers of deflation, and the Federal Reserve has begun what doubtless will be a series of rate hikes well into 2005. While the overall economy has exceeded expectations, the good news on that front has not been sufficient to overshadow a host of uncertainties in the military and political worlds.

Before we address those uncertainties, let’s devote a moment to the topic of inflation. In the history of markets, there seems to be a point at which a rising rate of inflation causes the market’s price-to-earnings ratios to contract. Historically, that point would be around seven percent. While it seems highly unlikely that the inflation rate is going to get anywhere near that mark in the foreseeable future, there is some suggestion that nowadays, because of the way the Consumer Price Index is calculated, that number could be closer to five percent. If that is indeed a more realistic calculation, it’s possible that we could hit five percent inflation and a negative impact on stock valuations.

In my estimation though, the prospect for serious inflation pales in comparison to other uncertainties currently plaguing the market (e.g., the outcome of the U.S. presidential race this fall and the continuing political fallout surrounding Iraq).

With regard to the War on Terrorism and the issue of Iraq, investors are faced every day with news that can give them pause. While the war seems to be on track, the outcome in Iraq is dependent on how rapidly that nation can defeat the insurgents and restore the rule of law now that the Iraqis themselves have taken charge. We believe that expectations may be too low in that regard.

On the political front, the market seemed to peak around the moment when Democratic candidate Senator John Kerry pulled even with President George W. Bush in the polls. Nothing makes the prospects for economic prosperity harder to decipher than a presidential race featuring two candidates with widely differing views on virtually every issue domestically and internationally. For the stock market, that spells uncertainty with a capital U.

We believe stock valuations today are neither cheap, nor particularly overvalued based upon earnings projections for 2005. They are, rather, sort of stuck somewhere in the middle. In order for stocks to start moving in a positive direction, the market needs an injection of confidence. So the relevant question becomes, in short: What needs to happen in order to inspire that sense of confidence?

The answer? In a word — clarity.

On the inflation front, we anticipate clarity will not come for some time. We expect the Federal Reserve will continue to raise rates until it gets ahead of the inflation curve. It’s unclear just how many hikes and of what magnitude will accomplish that. Nonetheless, if inflationary fears were the single biggest element of uncertainty out there today, we would feel confident that the problem could be contained.

The fate of Iraq and the outcome of the presidential election loom larger and seem far more complicated. If the public perceives that progress is being made in Iraq and democracy will indeed triumph, the market will likely anticipate the reelection of President Bush. If the daily diagnosis on Iraq is less favorable, the political uncertainty weighing on the market will continue for the next several months.

Notwithstanding all the ambiguity, we are beginning to see corners of the market where good values are emerging. Energy has been one of the more promising areas and should continue to benefit from strong fundamentals. Even in the areas of the technology sector, where we believe stocks have been chronically overvalued, values have begun to return to earth. There are even some computer software companies that look attractive to us.

In order for stocks to start moving in a positive direction, the market needs an injection of confidence.

In stock-picker parlance, what we have today is a market of individual stocks rather than — as we saw in 2003 — a rising stock market. In the former, money is a lot harder to make; in the latter, the rising tide seems to lift all issues almost indiscriminately.

We believe the market should continue this year’s trend, which is a much more value- and fundamentals-oriented market. Make no mistake: this is not a “story” market where people dream about distant possibilities and, on the strength of those illusions, stocks soar to 100 times earnings. This is a market where, if you do your homework and stick to what is real rather than imagined, we think you can discover common stocks worth owning.

Given all the uncertainty that exists in the world, there are practical limits to just how high the market can go. But with an economy that continues to show strength and interest rates still on the low side, there are also practical limits to how low the market can go. That environment should favor professional investors who exhibit good discipline in both their buy and sell decisions.

One final piece of practical advice: when uncertainty is the order of the day, resist doing anything dramatic with your money. Sometimes the “muddle-through” approach proves best.

…if you do your homework and stick to what is real rather than imagined, we think you can uncover common stocks worth owning.

Richard T. Weiss
Vice Chairman
Strong Financial Corporation

Strong Advisor Common Stock Fund

We entered 2004 hopeful that the equity market would benefit from an improving economy and that the companies the Strong Advisor Common Stock Fund holds would outperform the broader market. Although we are disappointed that the Fund is lagging the market through the first half of the year, we remain confident in our private market value (PMV) process and the Fund’s ability to outperform over the long term. For the six months ended June 30, 2004, the Fund’s Class Z shares returned 2.26%, compared with a 6.67% return for our broad-based benchmark, the Russell Midcap Index.

Uncertain environment hurt results

The market has been clouded with uncertainty throughout the first part of the year. There are many signs that the economy continues to be strong, yet the conflict in Iraq, rising interest rates, and high fuel prices have caused the equity markets to trade in a narrow range. We had a sizable overweighting, relative to the benchmark, in the energy sector, which posted strong returns over the period.

The Fund was hurt over the period by its overweighting in the media and technology sectors. These are two areas in which there have been mixed signals, rather than clear signs of growth. Within media, our long-standing positions in cable television stocks had a disappointing first half due to market concerns of increasing competition from satellite and telecom companies. Weakness among our technology positions resulted from concerns over the viability of the tech upturn, which impacted even some of our niche companies in the space.

An intensive research process

The Fund’s over- and under-weightings relative to the benchmark are the result of where our investment process finds value in the market. A key step in this process is determining a PMV for a company we are considering — that is, determining the price we would be willing to pay if we were acquiring the whole company. We look for companies whose current stock valuations are between 50% and 60% of their PMV.

We spend much of our time talking to and visiting with the management teams of the companies we own or in which we are interested in investing. These conversations help us to understand the company, its management strategy, and the industry in which it competes.

An example of private market value at work

American Eagle Outfitters is one example of a stock that we bought late in 2003 based on our PMV approach. This teen apparel retailer had experienced mediocre financial performance for the past several years in the face of a crowded field chasing the same fickle teen customer. Through a comprehensive qualitative and quantitative analysis of the company, we established a PMV in the mid 20’s for the stock. In November 2003, the company announced a management reorganization and communicated a new product strategy that appeared to offer a catalyst for future growth. At that time, the stock was near $15, or 60% of our PMV. Given the combination of a future catalyst and appropriate stock price, we made an investment. Sales for Christmas 2003 were less disappointing than had been expected, and spring 2004 sales were quite strong.

As it appeared the company’s new strategy was working, earnings estimates for American Eagle rose. Our estimate of the company’s PMV also increased as its financial results improved. By early April, the company reported strong March sales and our PMV for the company’s stock had risen to over $30 for 2005. The actual stock price had risen to $28, a gain of 71% for the year — and 90% of our new PMV. Given that the stock’s price was very close to our estimate of its full value, we decided to sell the stock at that time. Three months later, at the end of the second quarter, the stock’s price was still below $29. Thus, we would have gained very little by continuing to hold the stock, and by selling it we gave the Fund the benefit of three months in which we were able to redirect those assets toward more advantageous opportunities.

Optimism tempered by uncertainty

We remain optimistic about the economy and the equity market in general, though one certainty we have is that the uncertain environment will continue throughout 2004. There are many questions on the economic, international, and political front, but unfortunately, no quick answers.

While we wait, we will remain focused on the factors we can control: sticking to our time-tested investment style, diversifying the Fund within industry groups to manage our risk, and striving to bring you investment results that we will be proud of.

We thank you for your continued investment and confidence in the Strong Advisor Common Stock Fund.

Richard T. Weiss	Ann M. Miletti
Portfolio Co-Manager	Portfolio Co-Manager

Fund Highlights

Average Annual Total Returns

As of 6-30-04

Class A1
1-year	14.25%
5-year	3.91%
10-year	11.92%
Since Fund Inception (12-29-89)	14.42%

Class A, excluding sales load
1-year	21.22%
5-year	5.15%
10-year	12.59%
Since Fund Inception (12-29-89)	14.89%

Class B1
1-year	15.25%
5-year	4.15%
10-year	12.16%
Since Fund Inception (12-29-89)	14.60%

Class C1
1-year	19.25%
5-year	4.49%
10-year	11.98%
Since Fund Inception (12-29-89)	14.30%

Class Z2
1-year	21.45%
5-year	5.45%
10-year	12.95%
Since Fund Inception (12-29-89)	15.28%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

Because smaller companies often have narrower markets and limited financial resources, investments in these stocks present more risk than investments in those of larger, more established companies.

Growth of an Assumed $10,000 Investment†

from 12-29-89 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap® Index and the Lipper Mid-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class Z shares only; performance for other classes will vary due to differences in fee structures.

Performance Information: 1Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A, B, and C shares is based on the performance of the Fund’s Class Z shares (formerly Retail Class shares) prior to 11-30-00. The performance of the Class A shares is restated to reflect the load and the different expenses of the Class A shares, as applicable. The performance of the Class B shares is restated to reflect the contingent deferred sales charge, the different expenses of the Class B shares, and the conversion to Class A shares after eight years, as applicable. The performance of the Class C shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable. Please consult a prospectus for information about all share classes.

From time to time, the Fund’s performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when the Fund’s asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

General: 2The Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus.

Definitions: **The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Mid-Cap Core Funds Category. Source of the Russell Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper. It is not possible to invest directly in an index.

Strong Advisor Mid Cap Growth Fund

For the first six months of 2004, growth stocks participated in the stock market’s modest upward move. The Strong Advisor Mid Cap Growth Fund was no exception, with the Class Z shares recording a return of 5.31% for the six months ended June 30, 2004. This figure did, however, lag the return of the Fund’s broad-based benchmark, the Russell Midcap Index, which returned 6.67% over the same period. For the six months, the value style of investing slightly outperformed the Fund’s growth style.

Sectors driving performance

Positive contributors to the Fund’s performance came from the energy and consumer sectors of the market. Energy stocks benefited from a strong pricing environment in the face of rising fuel costs. Performance within the consumer area was particularly strong among the Internet, education, and retail industries.

Holdings that were weaker for the Fund came primarily from the health care and technology sectors. Within health care, generic drug stocks were particularly hit hard; over the course of the six months, the environment for some of these companies held by the Fund became more competitive. Weakness among technology stocks was most notable within the software and communications industries.

Studying companies closely

We believe that earnings and revenue growth are key factors in determining stock prices. Therefore, we focus a great deal of our stock-selection process on finding stocks that are experiencing — or have solid potential to experience — above-average growth in revenue and earnings. While identifying stocks that are experiencing this growth is essential, what matters even more in our investment strategy is determining which companies have growth trends that are sustainable versus those which will only be short-lived.

To sort out the long-term winners from the disappointments, we employ thorough, hands-on research. We specifically focus on a company’s history of success in executing its strategy and the potential profitability of its business model. We also carefully consider whether the company’s strategy and operations mesh well with our overall economic view and if it is being helped or hurt by any broader secular trends.

eResearch is a company that met the previously mentioned criteria — and it proved to be an excellent holding for the Fund during the first six months of the year. eResearch sells technology that digitizes clinical data for pharmaceutical, biotechnology, and medical device companies looking to get government approval for their products. We were attracted to eResearch because we recognized its element of sustainable, above average growth, driven mostly by government guidance to digitize certain types of clinical data. We met with management on several occasions and were impressed with their positioning within the industry as well as their outstanding execution history.

When we decide to sell a stock, our decision-making criteria are essentially the opposite of our buying criteria. We may sell a stock when we see deterioration in its fundamental qualities that may threaten the sustainability of a company’s existing or prospective growth. Conditions that could give us grounds for concern may include, but are not limited to, changes we see in the economy, a new competitive threat, or a change in management personnel or direction.

Our approach to the second half

Our outlook for the next few months remains upbeat. We anticipate that interest rates and inflation will both remain relatively low and that growth in jobs and corporate earnings are likely to remain at healthy levels. We will, however, expect to be carefully monitoring these factors. The outcome of the presidential election in November could have important investment implications, so we anticipate closely watching developments on that front. In the meantime, we intend to continue to seek out the fastest-growing companies that we believe fit within the framework of our investment process.

We thank you for your continued investment in the Strong Advisor Mid Cap Growth Fund.

Brandon Nelson
Portfolio Manager

Fund Highlights

Average Annual Total Returns

As of 6-30-04

Class A1
1-year	10.56%
5-year	–4.55%
Since Fund Inception (12-31-96)	3.58%

Class A, excluding sales load
1-year	17.28%
5-year	–3.42%
Since Fund Inception (12-31-96)	4.41%

Class B1
1-year	11.34%
5-year	–4.51%
Since Fund Inception (12-31-96)	3.82%

Class C1
1-year	15.34%
5-year	–4.04%
Since Fund Inception (12-31-96)	3.82%

Class Z2
1-year	17.14%
5-year	–3.40%
Since Fund Inception (12-31-96)	4.54%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

Growth of an Assumed $10,000 Investment†

from 12-31-96 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap® Index and the Lipper Mid-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class Z shares only; performance for other classes will vary due to differences in fee structures.

Performance Information: 1Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A, B, and C shares is based on the performance of the Fund’s Class Z shares (formerly Retail Class shares) prior to 11-30-00. The performance of Class A shares is restated to reflect the load and the different expenses of the Class A shares, as applicable. The performance of the Class B and Class C shares are restated to reflect the contingent deferred sales charge and the different expenses of the Class B and Class C shares, as applicable. Please consult a prospectus for information about all share classes.

From time to time, the Fund’s performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when the Fund’s asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

General: 2The Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus.

Definitions: **The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Lipper Mid-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Mid-Cap Growth Funds Category. Source of the Russell Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper. It is not possible to invest directly in an index.

Strong Advisor Small Cap Value Fund

The Strong Advisor Small Cap Value Fund Class Z rose 6.01% during the six months ending June 30, 2004. The performance fell short of the Fund’s broad-based benchmark, the Russell 2000 Index, which had a return of 6.76% during the same time span.

Stock selection in sectors such as health care, industrials, and energy helped lead to the Fund’s year-to-date performance. In health care, two particularly strong contributors to results were US Oncology, which delivers cancer-treatment services to health care providers, and Beverly Enterprises, an elder care company that owns and operates 373 facilities in the U.S. and has been aggressively reorganizing its business by shedding unprofitable properties.

An overweighted position in energy stocks also helped returns, with companies such as Range Resources Corporation benefiting from rising prices and increased production. The oil and gas explorer, primarily located in the southwest and Gulf Coast, reported improved net income. Our investment team believes the portfolio’s energy stocks are undervalued, and therefore, anticipate improved performance in the latter half of 2004.

The less-successful performance from certain names in the materials and financials sectors counterbalanced those positive results. Much of the Fund’s underperformance in materials happened in the second quarter of 2004, when we saw particularly sluggish results from metals and mining stocks. We believe, however, that many of our metals and mining holdings are undervalued and could rebound in the second half of the year.

In the processing sector, despite excellent end-market demand, shares of GrafTech International underperformed because sharply higher costs for energy and petroleum-based raw materials caused some moderation in 2004 earnings expectations. However, supply for GrafTech’s graphite electrodes remains tight and the prospects for further price increases in 2005 are good. Also, shares of Apex Silver Mines and other metals-related companies faltered, in response to news that China was increasing interest rates and, therefore, throttling back demand for resources and raw materials. Contrary to this, we believe that China’s action should help to maintain more sustainable growth in demand for raw material inputs, for a longer period of time than might otherwise be the case.

At the end of the period, we remained significantly underweighted in the financials area because we believed that many of these stocks, especially banks, could face a difficult business environment if interest rates continue to rise. The interest rate hike at the end of June caused pressure on financial firms with interest rate exposure. In a rising rate environment, traditional banks and mortgage companies tend to experience reduced profitability.

Quantitative and fundamental analysis

In managing the Fund, we follow a multidimensional screening process. We use quantitative analysis to narrow the field but spend most of our time on fundamental research. In particular, we try to identify some dynamics for change that are not already reflected in the price of the stocks. This can be a new management team, new business plan, a new product, industry consolidation, or any number of other developments that could favorably influence a company’s prospects.

Future challenges

Equity markets are likely to be challenged by a variety of factors, including geopolitics and the continued threat of terrorism, the prospect of further interest-rate hikes from the Federal Reserve Board, and the November presidential election. We do, however, believe the Fund is well positioned to perform favorably in this type of market climate. Many of the sectors that have added value to the Fund in the past, such as energy and materials, could be poised to perform well in the upcoming market environment because of their low valuations relative to their peers. We also are looking for small caps to continue to outperform, as we believe that they remain underrepresented in most investors’ portfolios.

Thank you for your investment in the Strong Advisor Small Cap Value Fund.

I. Charles Rinaldi
Portfolio Manager

Fund Highlights

Average Annual Total Returns

As of 6-30-04

Class A1
1-year	29.74%
5-year	17.99%
Since Fund Inception (12-31-97)	17.08%

Class A, excluding sales load
1-year	37.66%
5-year	19.40%
Since Fund Inception (12-31-97)	18.15%

Class B1
1-year	31.64%
5-year	18.45%
Since Fund Inception (12-31-97)	17.47%

Class C1
1-year	35.57%
5-year	18.68%
Since Fund Inception (12-31-97)	17.49%

Class Z2
1-year	37.88%
5-year	19.64%
Since Fund Inception (12-31-97)	18.41%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

Because smaller companies often have narrower markets and limited financial resources, investments in these stocks present more risk than investments in those of larger, more established companies.

Growth of an Assumed $10,000 Investment†

from 12-31-97 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000® Index and the Lipper Small-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class Z shares only; performance for other classes will vary due to differences in fee structures.

Performance Information: 1Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A, B, and C shares is based on the performance of the Fund’s Class Z shares (formerly Retail Class shares) prior to 11-30-00. The performance of the Class A shares is restated to reflect the load and the different expenses of the Class A shares, as applicable. The performance of the Class B and Class C shares are restated to reflect the contingent deferred sales charge and the different expenses of the Class B and Class C shares, as applicable. Please consult a prospectus for information about all share classes.

From time to time, the Fund’s performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when the Fund’s asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

General: 2The Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus.

Definitions: **The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Small-Cap Core Funds Category. Source of the Russell Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper. It is not possible to invest directly in an index.

Strong Advisor U.S. Value Fund

The Strong Advisor U.S. Value Fund was able to outperform its broad-based index, the S&P 500 Index, during the past six months. The Fund’s Class Z shares returned 4.57%, while the S&P 500 Index returned 3.44%.

For the first half of 2004, most sectors of the stock market performed positively, thanks to an improving economy and better company fundamentals. Both trends proved more influential than the negative influences of higher interest rates, higher oil prices, and continued terrorist threats. Against this backdrop, small-cap stocks outperformed mid-cap stocks, and mid caps outperformed large caps. Also, value stocks outperformed their growth counterparts during the past six months. Because the market tended to favor value stocks, and because we were willing to own mid-cap stocks not generally found in the S&P 500, the Fund was able to beat its benchmark.

“At the right price and at the right time”

In managing the Strong Advisor U.S. Value Fund, our philosophy is to buy “the right company at the right price and at the right time.” Using this philosophy, we spend the majority of our management time and effort conducting thorough company-by-company research. Such a process served us well during the past six months, as a significant portion of the Fund’s gains could be attributed to the strength of our individual stock selection — especially in the financial sector and, more specifically, the insurance industry.

Although the Fund’s sector weightings are generated not by design, but as a direct result of the individual companies we choose for the portfolio, in hindsight we can detect some interesting trends from the past six months. For example, we see that the Fund was most significantly underweighted in the information technology and financial sectors. We pared back our technology weighting starting in 2003, when we believed that investors were becoming excessively optimistic about the sector’s growth potential and bidding up valuations to unwarranted levels. This underweighting helped the Fund’s performance during the first half of 2004 after tech stocks significantly underperformed the broad market during the year.

Meanwhile, we de-emphasized the companies in the financial sector because of our belief that very few investments in this area of the market offered compelling valuations. For example, regional banks enjoyed strong performance during the bear market of 2001 and 2002 and kept pace during the 2003 bull market. As a result, it has become more difficult to find attractively valued companies in this space. In addition, Fund holdings Bank One, Charter One Financial, and Provident Financial Group all were acquired or agreed to be acquired during the past six months. These acquisitions helped performance, as well as caused our weighting in bank stocks to decline further.

Value in utilities

Our bottom-up stock selection approach also generated an increased emphasis on utility stocks during the past six months. We saw the utility sector as one of the few attractively valued parts of the market. Furthermore, the sector was currently unpopular with many investors, who were concerned about rising interest rates — a concern we believe is overstated — and generally more interested in chasing higher-risk, higher-reward-potential names.

We also decreased the Fund’s weighting in energy stocks. As the period progressed and many of the energy holdings in the portfolio approached intrinsic value, we trimmed our position in the sector. Also contributing to this decision was our belief that oil and natural gas prices had risen faster than their long-term fundamentals warranted.

Focused on value

After the stock market’s impressive performance in 2003, it has become increasingly difficult to find companies available at attractive valuations. In keeping with our management philosophy, we will continue to conduct rigorous research to attempt to find the right companies at the right price and the right time. We believe that our emphasis on attractively valued stocks, as well as our focus on managing the portfolio’s risk, will continue to serve our shareholders well in 2004 and beyond.

Thank you for your investment in the Strong Advisor U.S. Value Fund.

Robert J. Costomiris
Portfolio Manager

Fund Highlights

Average Annual Total Returns

As of 6-30-04

Class A1
1-year	15.11%
5-year	–0.29%
Since Fund Inception (12-29-95)	9.50%

Class A, excluding sales load
1-year	22.17%
5-year	0.90%
Since Fund Inception (12-29-95)	10.27%

Class B1
1-year	16.14%
5-year	–0.19%
Since Fund Inception (12-29-95)	9.60%

Class C1
1-year	20.12%
5-year	0.22%
Since Fund Inception (12-29-95)	9.55%

Class K1
1-year	22.60%
5-year	1.32%
Since Fund Inception (12-29-95)	10.70%

Class Z2
1-year	22.13%
5-year	0.96%
Since Fund Inception (12-29-95)	10.47%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

Growth of an Assumed $10,000 Investment†

from 12-29-95 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (“S&P 500”) and the Lipper Large-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class Z shares only; performance for other classes will vary due to differences in fee structures.

Performance Information: 1Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A, B, and C shares is based on the performance of the Fund’s Class Z shares (formerly Retail Class shares) prior to 11-30-00. The performance of the Class A shares is restated to reflect the load and the different expenses of the Class A shares. The performance of the Class B and Class C shares are restated to reflect the contingent deferred sales charge and the different expenses of the Class B and Class C shares, as applicable. The performance of Class K shares prior to December 31, 2001, is based on the Fund’s Class Z shares’ performance.

Please consult a prospectus for information about all share classes.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

General: 2The Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus.

Definitions: **The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Large-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Value Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Strong Advisor Endeavor Large Cap Fund

During the first half of 2004, the Strong Advisor Endeavor Large Cap Fund Class A gained 5.56%, outpacing its broad-based benchmark, the S&P 500 Index, which rose 3.44%. The Fund was positioned to take advantage of the continued strength in economic and corporate profit growth. As a result, the Fund’s return was heavily influenced by solid stock picking among health care, industrial, and information technology sectors.

“Surrounding” our investments

Our approach to portfolio management relies on the careful selection of individual securities through collaborative research. We strive to “surround” each company that we consider for investment. In other words, our team of portfolio managers and analysts interviews not only the companies’ management, but also its competitors, suppliers, and customers. We want to acquire unique insights to support — or reject, in the cases of companies that do not meet our strict requirements — our investment thesis for each individual stock.

Our investment process also emphasizes financial analysis, including a careful review of corporate income statements, as well as the assets on corporate balance sheets. We believe that a company’s balance sheet provides the best way to forecast that business’s future results. We are especially interested in determining the sources of revenue and earnings. We also pay close attention to cash flow and how much investment will be required to generate future cash flow and earnings growth.

Opportunities in Teva and Tyco

Applying our approach, we reviewed a number of potential investment opportunities in the health care sector during the period. As our research progressed, we became concerned about the lack of new products forthcoming by many large-cap pharmaceutical companies, as well as about the considerable number of drugs due to lose their patent protection in the near future. Accordingly, we maintained little exposure to these “name-brand” pharmaceutical businesses. Instead we built a position in Teva Pharmaceutical, the world’s leading developer and manufacturer of generic drugs as well as a supplier of a growing line of branded drugs.

We believe Teva has an outstanding competitive position, as the company dominates the generic drug market in the United States. In addition, Teva’s management team has shown a consistent ability to execute its business strategy, made evident by the company’s track record of stable and diversified earnings. Furthermore, Teva has an impressive pipeline of upcoming products, with over 80 applications for new drugs pending regulatory approval in the U.S. alone. The company also has shown success with its branded drug offerings, such as Copaxone, well on its way to becoming the leading treatment for multiple sclerosis in the United States. Thanks to these strong business trends, Teva has been able to produce solid revenue and earnings growth, and the stock was a significant contributor to the Fund’s performance during the past six months.

We used a similarly careful analysis to increase our position in Tyco International, a company recently beset by a number of questions about its accounting and corporate governance practices. As we started evaluating Tyco after the company installed a new senior management team, we began to see evidence of a significant cultural and financial transformation. Thanks to its new leadership, Tyco has moved from a struggling organization into a company that is increasingly recognized for its impressive cash-flow-generation potential. We grew confident in Tyco’s ability to generate growth through its market-leading positions in health care, fire and security products, and electronics. During the past six months, our position in this stock provided a strong contribution to the Fund’s returns.

Market shift ahead?

We are looking for the second half of 2004 to be a more challenging environment for the market than the first half was. As corporate profits continue to grow, the rate of growth will eventually slow down as companies find it more difficult to surpass prior results. Also, the expectation for further increases in interest rates will place a cap on equity valuations — leaving only limited additional upside potential, in our view. In this environment, we expect the market to begin to reward higher-quality companies with highly predictable earnings and recurring revenues.

Thank you for your investment in the Strong Advisor Endeavor Large Cap Fund. We sincerely appreciate the trust you have placed in us.

Thomas J. Pence
Portfolio Manager

Fund Highlights

Average Annual Total Returns

As of 6-30-04

Class A1
1-year	16.41%
Since Fund Inception (9-28-01)	0.97%

Class A, excluding sales load
1-year	23.58%
Since Fund Inception (9-28-01)	3.17%

Class B1
1-year	17.86%
Since Fund Inception (9-28-01)	1.20%

Class C1
1-year	21.86%
Since Fund Inception (9-28-01)	2.60%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

Growth of an Assumed $10,000 Investment†

from 9-28-01 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (“S&P 500”) and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other share classes will vary due to differences in fee structures and sales charges.

Performance Information: 1Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. Please consult a prospectus for information about all share classes.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Definitions: **The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Large-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. Source of the S&P 500 Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Strong Advisor Focus Fund

The Strong Advisor Focus Fund Class A has had a very good start to 2004, returning 8.85% versus 3.44% for the S&P 500 Index, its broad-based benchmark.

Taking advantage of a dynamic market

The strongest impact on the market during the first half of the year was continued greater-than-anticipated corporate earnings growth. The other main variable influencing the market during the first half of the year was the anticipation of the Federal Reserve’s reversal of its current accommodative short-term interest rate stance. We feel the portfolio is positioned for this occurrence.

The Fund continued to have allocations in economically sensitive sectors such as technology and in specific long-term growth opportunities tied to the consumer. Moreover, as a hybrid of these two sectors, we have positions in stocks with dynamic growth prospects based on business models tied to the Internet. Within the health care sector, we have found some exciting individual stocks, but have found many of the larger-capitalization stocks to have lackluster growth prospects.

While value styles did outperform growth in the period, we were able to benefit from opportunistic investments in equities of high-quality, fast-growing growth stocks.

Research nets new stocks

Stock-specific, proprietary research continues to be at the heart of our portfolio process. We devote many hours to screening for the fastest growing public companies in the economy that also seem to have the best chances for sustained growth. Once we identify these companies on paper, we hit the phones and the road to accumulate data from meetings and conversations with the companies themselves, their customers, their suppliers, and their competitors.

Sometimes a better investment idea comes from this confirmatory research than the original stock idea that generated the analysis. Once a stock makes it into the portfolio this process doesn’t halt, it is dynamic. We constantly research to recheck our theses, while taking into account the opportunity cost of not owning other growth stocks. We do not ignore the macros as they can provide strong headwinds or tailwinds to company specific growth. We also monitor our portfolio risk on many levels including sector allocations.

PETsMART is a good example of the fruits of this process. The company is addressing a growth area in the economy; consumer expenditures on pets. It is also taking market share within its category and its growth opportunities have been continually underestimated. Furthermore, while doing research on PETsMART’s growth potential and the duration of that growth, we have found other exciting growth stocks to add to the portfolio, including Tractor Supply Company.

Looking ahead

Our near-term outlook can be described as optimistic. While we expect short-term interest rates to rise to a more historic level, we are encouraged that the yield curve remains steep, signaling the market’s expectations for continued economic growth. Within this pretext, there are plenty of exciting opportunities to invest in growth stocks. We thank you for your continued support and investment.

Thomas C. Ognar
Portfolio Manager

Fund Highlights

Average Annual Total Returns

As of 6-30-04

Class A1
1-year	18.12%
3-year	–7.62%
Since Fund Inception (11-30-00)	–12.71%

Class A, excluding sales load
1-year	25.38%
3-year	–5.76%
Since Fund Inception (11-30-00)	–11.26%

Class B1
1-year	19.85%
3-year	–7.78%
Since Fund Inception (11-30-00)	–12.97%

Class C1
1-year	23.85%
3-year	–6.24%
Since Fund Inception (11-30-00)	–11.80%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility and market pressure than a fully diversified fund.

Growth of an Assumed $10,000 Investment†

from 11-30-00 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (“S&P 500”) and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary due to differences in fee structures and sales charges.

Performance Information: 1Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. Please consult a prospectus for information about all share classes.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Definitions: **The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Multi-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Growth Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper. It is not possible to invest directly in an index.

Strong Advisor International Core Fund

The Strong Advisor International Core Fund Class A returned 5.11% during the six months ended June 30, 2004. This result modestly beat the Fund’s benchmark, the MSCI EAFE Index, which returned 4.56% during the same time frame.

This relative outperformance can primarily be attributed to strong results from some of the Fund’s large holdings. As global investors became more risk-averse in the first half of 2004, they increasingly favored high-quality, defensive growth stocks. Those investments that did best tended to have consistent sales and earnings growth, strong balance sheets, and strong leadership — the same types of qualities we favor for the portfolio. Among the names that met these criteria and helped our performance during the past six months were Tesco, the United Kingdom-based food retailer; Essilor, a French optical-supplies manufacturer; Canon, the Japanese imaging solutions giant; and Autoliv, a Swedish maker of automotive-safety equipment.

These positive results were partially counterbalanced by weakness in the Fund’s country allocation. In particular, the Fund was hurt by exposure to Brazilian and South African metals and mining stocks, which fell sharply in response to commodity prices correcting from recent peaks. Overweight positions in Hong Kong and Singapore also detracted from performance, although the underweight exposure to the U.K. market did help results.

Change in investor sentiment

World stock market performance was mixed during the past six months, reflecting a shift from the “risk seeking” investor attitude in 2003. The first quarter of 2004 was characterized by continued optimism surrounding global economic expansion and corporate earnings growth. Asia — especially China and Japan — was the prime beneficiary of this sentiment.

During the second quarter, however, investors grew increasingly sensitive to geopolitical and economic risks. Continued tensions in the Middle East, high oil prices, and early signs of a slowdown in China dampened stock investors’ enthusiasm. Against this backdrop, Europe’s markets posted the stronger returns, while Asian stock markets tumbled as investors sold securities to lock in profits.

Asian opportunities

During the past year, Asia, especially China, has been a key region for global investors. China’s fast-growing economy has led to strong demand for goods and services, and the country’s low-cost manufacturing base and growing “middle class” of consumers has generated strong export growth from such countries as Japan and Germany. It also has generated new sources of demand for the world’s major multinational companies.

Although the Fund had no direct investment in China, it did benefit from its economic growth by owning companies such as Japan’s Komatsu, a construction-equipment firm that supplies heavy machinery for China’s infrastructure development needs. We also had previously identified the metals and mining sector as a beneficiary of China’s demand for raw materials, leading to positions in companies including Australia-based BHP Billiton and Brazil-based Companhia Vale do Rio Doce (CVRD).

China’s high growth potential, however, comes with a high degree of risk. It was reasonable to assume that China’s economy would eventually slow down — as it did late in the period — and that companies and markets supplying the country would feel an eventual negative impact. In response to this concern, we reduced our holdings in Komatsu and eliminated our U.K.-based Anglo American position.

Japan was an important factor for the Fund’s performance during the past six months. Among the world’s largest stock markets, Japan’s turned in the best performance during the period, even after a second quarter correction. After a decade-long recession, the country’s economy has been enjoying a strong recovery as consumer and business spending, along with export growth, have increased. The Fund’s holdings in Japan were balanced among large exporters such as Toyota Motor and Hitachi, companies tied to increases in consumer spending such as department stores Hankyu and Daimaru, and economically sensitive industrials including Kansai Paint and East Japan Railway.

Moderate returns ahead?

Stocks are expected to deliver moderate returns in 2004, against a backdrop of continued economic expansion and moderate inflation. At current levels, global equities appear reasonably valued. Further gains are likely to come if corporate earnings can meet or exceed realistic investor expectations. In this environment, we continue to favor companies showing improved profitability and with the best prospects for increased sales growth. We also are favoring those companies offering investors an attractive valuation relative to their history and their competitors.

Thank you for your investment in the Strong Advisor International Core Fund.

Stacey Ho	Katherine Schapiro
Portfolio Co-Manager	Portfolio Co-Manager

Fund Highlights

Average Annual Total Returns

As of 6-30-04

Class A1,2
1-year	19.56%
Since Fund Inception (9-28-01)	5.23%

Class A, excluding sales load
1-year	26.90%
Since Fund Inception (9-28-01)	–11.26%

Class B1,2
1-year	22.08%
Since Fund Inception (9-28-01)	6.19%

Class C1,2
1-year	26.27%
Since Fund Inception (9-28-01)	7.50%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund’s share price is expected to be more volatile than that of a U.S.-only fund. These risks are generally intensified for investments in emerging markets.

Growth of an Assumed $10,000 Investment†

from 9-28-01 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE”) and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other share classes will vary due to differences in fee structures and sales charges.

Performance Information: 1Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

2 The Fund’s Class A, B, and C shares have a redemption fee of 1.00% against shares that are held 30 calendar days or fewer after purchase. Performance data does not reflect the deduction of this fee, which, if reflected, would reduce the performance.

Please consult a prospectus for information about all share classes.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Definitions: **The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The Lipper International Funds Index is the average of the 30 largest funds in the Lipper International Funds Category. These funds invest assets in securities with primary trading markets outside of the United States. Source of the MSCI EAFE Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper. It is not possible to invest directly in an index.

Strong Advisor Select Fund

During the first half of 2004, the Strong Advisor Select Fund Class A gained 9.45%, decisively outpacing its broad-based benchmark, the S&P 500 Index, which rose 3.44%. As the profit recovery continued, the Fund was positioned in holdings that delivered strong earnings growth relative to the broad market. Specifically, the Fund benefited from very strong security selection within health care, consumer discretionary, and information technology sectors.

Careful research and financial analysis

Our approach to portfolio management relies on the careful selection of individual securities through collaborative research. We strive to “surround” each company that we consider for investment. In other words, our team of portfolio managers and analysts interviews not only the companies’ management, but also their competitors, suppliers, and customers. We want to acquire unique insights to support — or reject, in the cases of companies that fail to meet our strict requirements — our investment thesis for each individual stock. The Fund takes particular advantage of this process, as we limit the number of portfolio holdings to what we believe are our best 30 to 40 investment ideas.

Our investment process also emphasizes financial analysis, including a careful review of corporate income statements, as well as the assets on corporate balance sheets. We believe that analyzing a company’s balance sheet provides the best way to forecast the business’s future results. We are especially interested in determining the sources of a company’s revenue and earnings. We also pay close attention to cash flow and how much investment will be required to generate future cash flow and earnings growth.

Opportunities in Yahoo! and Tyco

Applying our approach, we built a position in Yahoo!, a provider of Internet consumer and business services. Yahoo!’s business strength is driven by branded advertising. Our research led us to conclude that many companies plan to increase advertising spending in the near future. Furthermore, corporations appear to be particularly attracted to Internet advertising, especially since consumers now view 15% of their media content online. More and more advertisers, in fact, have been looking to the Internet as an effective alternative to traditional television advertising, which has been hurt by declining ratings and the proliferation of digital video recorders.

At the time of our research, we saw Yahoo! as very well positioned to take advantage of this shift in advertising spending. With 40% of Internet users using Yahoo!’s search function, the company enjoys strong brand recognition and a large user base. Yahoo! also is beginning to realize the benefit of offering a full suite of advertising products, including increasingly lucrative “paid search” advertising. Finally, we believed Yahoo! could continue to benefit from growth opportunities overseas; the company has been investing heavily to enter and take market share from less-sophisticated, regional Internet portals.

We used a similarly careful analysis to increase our position in Tyco International, which was recently beset by a number of questions about its accounting and corporate governance practices. As we started evaluating Tyco after the company installed a new senior management team, we began to see evidence of a significant cultural and financial transformation. Thanks to its new leadership, Tyco has moved from a struggling organization into a company that is increasingly recognized for its impressive cash-flow-generation potential. We grew confident in Tyco’s ability to generate growth through its market-leading positions in health care, fire and security products, and electronics. During the past six months, our position in this stock provided a strong contribution to the Fund’s returns.

A tougher market ahead?

Although corporate earnings and profitability are expected to continue to rise, we believe that stock valuations are already reflecting these likely trends. Thus, we are looking for gains from this point to be produced by a select group of high-quality stocks with predictable earnings. Against this backdrop, we plan to focus on companies with promising opportunities to reinvest in their business to produce stable revenue and profit growth, and the ability to keep prices high in a competitive business environment.

Thank you for your investment in the Strong Advisor Select Fund. We sincerely appreciate the trust you have placed in us.

Thomas J. Pence	Erik J. Voss
Portfolio Co-Manager	Portfolio Co-Manager

Fund Highlights

Average Annual Total Returns

As of 6-30-04

Class A1
1-year	26.03%
3-year	–1.25%
Since Fund Inception (12-29-00)	–4.09%

Class A, excluding sales load
1-year	33.77%
3-year	0.72%
Since Fund Inception (12-29-00)	–2.46%

Class B1
1-year	27.94%
3-year	–1.37%
Since Fund Inception (12-29-00)	–4.10%

Class C1
1-year	31.74%
3-year	–0.01%
Since Fund Inception (12-29-00)	–3.16%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility and market pressure than a fully diversified fund.

Growth of an Assumed $10,000 Investment†

from 12-29-00 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Index (“S&P 500”) and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary due to differences in fee structures and sales charges.

Performance Information: 1Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. Please consult a prospectus for information about all share classes.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Performance Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Definitions: **The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Multi-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Growth Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Strong Advisor Technology Fund

After a strong year for technology stocks in 2003, the sector fell into the doldrums in the first half of 2004. Primarily for this reason, the Strong Advisor Technology Fund underperformed its broad-based benchmark, the S&P 500 Index. The Fund’s Class A shares posted a return of -7.40% for the six months ended June 30, 2004, while the Index returned 3.44% for the same period.

A weaker environment for technology

The overall market climate started the year with a strong tone, but soon moved into what was essentially a sideways trading pattern that persisted for the remainder of the first half. Concerns about the continued conflict in Iraq, the uncertainty surrounding a presidential election, higher than expected inflation rates (especially with respect to oil prices), and a sentiment that world economic growth may be slowing all weighed on the equity markets.

Technology stocks, which are cyclical in nature, typically perform best when macroeconomic political factors are positive, so the change in market temperament was especially difficult for stocks in the sector to weather. Semiconductor and software stocks were particularly weak toward the end of the six months.

Our larger emphasis on smaller-cap technology stocks during the first half of the year also contributed to the Fund’s underperformance. The fund was structured this way to benefit from a continuation of the strong economic environment we experienced in the second half of 2003. Our outlook continues to be positive for this area of the market as we believe smaller-caps currently present more attractive investment opportunities than large-caps in the tech sector.

Our approach to the tech sector

In the Fund, we seek to maintain a balance among the various subsectors that make up the technology universe: semiconductors and related equipment, software, computer hardware and storage, business services, and biotechnology. We seek to identify the companies within each subsector that we believe have the best fundamental qualities and are positioned to outperform. To this end, we look for companies with above-average growth prospects, strong intellectual property, excellent management teams, and achievable financing plans.

Although we do seek to keep a balanced representation of all major subsectors, our bottom-up, stock selection process, rather than a rigid, top-down asset allocation program, primarily drives the portfolio’s makeup. At this point, the software subsector is somewhat underrepresented in the portfolio, primarily because a severe downturn in that industry has left few companies that meet our rigorous fundamental criteria.

In choosing stocks for the portfolio, we employ a relative valuation technique. The key element of this strategy is looking at a stock’s PEG ratio. This figure represents the relationship of a company’s price/earnings ratio — a key measure that indicates how expensive a stock is relative to the earnings the company generates — to its projected five-year compound annual growth rate. We are interested in finding companies with favorable PEG ratios — that is, those that are positioned to deliver attractive levels of growth and offer reasonable valuations.

One example of the type of company that meets our selection criteria is eBay, which was one of the best-performing stocks in the portfolio for the first half of the year. Since the company’s formation, eBay has been able to successfully execute its business plan and has now become the U.S. standard for online merchandise trading. Its management team is outstanding.

The company’s business model not only scales across different markets (for example, it is now the largest online wholesaler of cars), but also expands geographically — with similar success around the globe. The company continues to gain market share and has become a legitimate threat to conventional store-based retailers. The company is self-financed (which, among other things, should help to insulate it from rising interest rates). This array of strong fundamental qualities should, we believe, position the company for further success.

Our outlook for the coming months

In our view, the outlook for technology stocks for the remainder of the year is positive, assuming that the economic recovery continues into 2005. The outlook for the main technology end markets — PCs, wireless telephony, and the Internet — continues to be good with respect to the number of units sold.

The main technology supertrend that we see is the convergence of the personal computer and consumer electronics industries. The companies that master this climate of change should be able to dominate technology spending over the next five years. We believe we have already identified many of these companies. Given the rapidity of change in the technology realm, however, we will continue to vigilantly monitor the market and be prepared to make shifts as conditions warrant.

Thank you for your investment in the Strong Advisor Technology Fund.

James B. Burkart
Portfolio Manager

Fund Highlights

Average Annual Total Returns

As of 6-30-04

Class A1
1-year	15.63%
3-year	–9.15%
Since Fund Inception (11-30-00)	–11.35%

Class A, excluding sales load
1-year	22.64%
3-year	–7.33%
Since Fund Inception (11-30-00)	–9.87%

Class B1
1-year	17.60%
3-year	–9.08%
Since Fund Inception (11-30-00)	–11.37%

Class C1
1-year	21.28%
3-year	–7.52%
Since Fund Inception (11-30-00)	–10.35%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

The Fund concentrates its assets in the technology market sector. As a result, the Fund’s shares are likely to fluctuate in value more than those of a fund investing in a broader range of securities.

Growth of an Assumed $10,000 Investment†

from 11-30-00 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (“S&P 500”) and the Lipper Science and Technology Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary due to differences in fee structures and sales charges.

Performance Information: 1Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. Please consult a prospectus for information about all share classes.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Definitions: **The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Science and Technology Funds Index is the average of the 30 largest funds in the Lipper Science and Technology Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper. It is not possible to invest directly in an index.

Strong Advisor U.S. Small/Mid Cap Growth Fund

After a very strong year for the Fund in 2003, the first half of 2004 was more difficult. For the six months ended June 30, 2004, the Strong Advisor U.S. Small/Mid Cap Growth Fund Class A returned -0.80%, placing it behind its broad-based benchmark, the Russell Midcap Index, which returned 6.67% for the same period. The Fund’s underperformance occurred primarily in the year’s first quarter. During the second quarter, the Fund’s performance was more closely in line with the benchmark.

Factors in our performance

There were two primary factors driving the Fund’s underperformance. The first reason was tied to the overall state of the economy. There was a general contraction of stock valuations that took place in January and February, as weak economic data caused many investors to question the strength of the recovery, and thus to lose some confidence in stocks’ growth prospects. Then, in the second quarter, the economy began to pick up steam. In response, the Federal Reserve signaled that it was ready to raise short-term interest rates to help keep the economy from overheating and to help keep inflation in check. Higher interest rates have traditionally hurt the fastest-growing companies — the type we favor for this portfolio — the most.

The other reason for the Fund’s underperformance was a result of certain stock selections we made with respect to the hospice services area, which accounted for two of our largest positions. One company that provided tremendous returns last year, Odyssey HealthCare, unexpectedly lowered its guidance on its fourth-quarter earnings. This event hurt not only this company’s stock price, but also those of other companies in the industry. The cost to our overall returns was over one percentage point. We have subsequently sold both of our holdings in this area, as the outlook remains uncertain.

On a broader note, the highest-growth areas of the market, such as technology, significantly underperformed more defensive sectors, such as energy. On the whole, value style stocks outperformed growth stocks.

Positioned for a stronger economy

Entering 2004, we did not make any substantial changes to our overall positioning from 2003; the portfolio remained poised to benefit from an improving business environment and increasing consumer confidence. This positioning appears to still be appropriate, as we are now seeing an American economy that continues to gain strength. Despite sluggish job growth early in 2004, recent data indicated the economy added more than 300,000 jobs in March alone. This continued into the second quarter.

Manufacturing orders and retail spending have also been strong so far this year. The vast majority of companies we speak with are expressing solid optimism about their businesses. Although the potential for further interest-rate increases during the year remains, we believe this trend presents limited risk to the companies in the portfolio. This is because we look for companies with little debt, and we have also significantly underweighted stocks from the financial sector, which could face the most volatility from rising rates. In the short term, it is true that some stocks may fluctuate in value due to interest-rate concerns. In the longer view, however, we believe profit growth ultimately drives stock performance and that this Fund’s portfolio of high-quality, fast-growing companies should be able to do well in this environment.

Our outlook

Now that the Federal Reserve has raised short-term rates, we think the worst of the resulting volatility is behind us. Normally, small-cap growth stocks appreciate in value after one or two Federal Reserve rate hikes — and we anticipate that is all it will take to cool down the economy. We expect to see strong corporate earnings in the upcoming quarters as well. Given that we believe many stocks have been taken down to reasonable valuations, we believe such earnings improvements could help to drive prices higher, which could help the small-cap growth sector to perform well in the second half of the year.

Thank you for your investment in the Strong Advisor U.S. Small/Mid Cap Growth Fund.

Thomas L. Press
Portfolio Manager

Fund Highlights

Average Annual Total Returns

As of 6-30-04

Class A1
1-year	15.50%
Since Fund Inception (3-28-02)	2.02%

Class A, excluding sales load
1-year	22.52%
Since Fund Inception (3-28-02)	4.73%

Class B1
1-year	17.41%
Since Fund Inception (3-28-02)	3.00%

Class C1
1-year	21.38%
Since Fund Inception (3-28-02)	4.73%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

Because smaller companies often have narrower markets and limited financial resources, investments in these stocks present more risk than investments in those of larger, more established companies.

Growth of an Assumed $10,000 Investment†

from 3-28-02 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap® Index and the Lipper Small-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary due to differences in fee structures and sales charges.

Performance Information: 1Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. Please consult a prospectus for information about all share classes.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Definitions: **The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Lipper Small-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Small-Cap Growth Funds Category. Source of the Russell Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper. It is not possible to invest directly in an index.

Strong Advisor Utilities and Energy Fund

The Strong Advisor Utilities and Energy Fund Class A returned 5.05% for the six months ended June 30, 2004. That placed slightly ahead of its broad-based benchmark, the S&P 500 Index, which returned 3.44% for the same period.

A mix of positives and negatives

Several market factors drove the Fund’s performance during the first half of the year. Positive investor sentiment was fueled by relatively attractive dividends paid by stocks that were among our portfolio holdings. We also benefited from holding stocks that were able to capitalize on rising natural gas and crude oil prices. Increasing demand for fuel in Asia, political instability in Venezuela and Nigeria, and Iraqi instability all contributed to the high price of oil.

With changes to the tax treatment of certain dividends paid by utility and energy companies, these stocks gained after-tax appeal to investors that helped to support their share prices.

Although there were many positive factors supporting the performance of stocks in the portfolio, stocks were overwhelmed by many forces. Robust economic news, especially favorable employment data, sparked fears accompanying interest-rate hikes. Four years of abnormally low rates were ushered out with a vengeance in April, which saw a sharp sell-off of bonds and stocks from interest-rate sensitive sectors, particularly utilities. The Fund was able to weather this interest-rate storm, however, as a consequence of having allocated more than half of its assets to cash and sectors that are less sensitive to rising interest rates, including energy and gas utilities.

A look at sectors

Our allocation of assets to various market sectors is based on fundamental research and remains crucial to the performance of this Fund. We adjusted the portfolio’s sector weightings to reflect what we believe are currently four important investment themes: rising interest rates, commodity price inflation, global terrorism, and proposed federal energy legislation. All of these themes influenced the market in the first half of 2004, though we anticipate that they will be less active in the remainder of the year.

A brief overview of these themes may be helpful. The widely anticipated quarter percentage point interest-rate increase by the Federal Reserve Board was, as we have noted, preceded by a reflexive sell-off in interest-rate sensitive sectors, including utilities. This somewhat emotional, but predictable market reaction gave us the opportunity to add to our holdings among financially strong companies at lower prices than we could have found earlier. It also allowed us to increase our holdings in the electric utility sector at reasonable valuations.

Commodity price inflation was most evident in the oil and natural-gas sectors. The major integrated oil companies such as ExxonMobil and BP, exploration and production companies Devon Energy and Anadarko Petroleum, and particularly refiner Ashland, all contributed significantly to the Fund’s performance. Global crude oil prices exceeded $40 per barrel, with analysts estimating that $10 of that figure represents a premium attributable to fear of terrorist activity interrupting supply. The portfolio was overweighted, relative to the benchmark, in energy and gas utilities throughout the first half of the year; performance benefited accordingly.

The fourth theme, energy legislation — specifically the prospect of repeal of the Public Utility Holding Company Act — was not a factor over the period. The energy bill remained stalled in Congress.

We have encountered these types of unfavorable market forces in previous market cycles throughout our 44-year investment history. We do not allow our research focus to be distracted by the daily market concerns that make headlines. Rather, we keep our eye on dividends and dividend policy, which enables our analysts and portfolio managers to identify financially strong companies that are growing earnings with good positive cash flows and capable, shareholder-oriented management. These qualities will, in our opinion, continue to enhance investment performance over the coming quarters and the foreseeable future.

Looking ahead to the second half

With the market volatility and the initial Federal Reserve interest rate increase of the second quarter having passed, we may selectively increase the Fund’s exposure to downtrodden electric utilities and reduce our exposure to the high-flying energy sector. High-quality utilities, given their ability to improve their earnings and dividends, historically recover after adjusting to new interest-rate environments.

We thank you for your continued investment in the Strong Advisor Utilities and Energy Fund.

William A. Ferer	Mark D. Luftig
Portfolio Co-Manager	Portfolio Co-Manager

William H. Reaves	Ronald J. Sorenson
Portfolio Co-Manager	Portfolio Co-Manager

Fund Highlights

Average Annual Total Returns

As of 6-30-04

Class A1
1-year	7.87%
Since Fund Inception (7-31-02)	3.86%

Class A, excluding sales load
1-year	14.45%
Since Fund Inception (7-31-02)	7.12%

Class B1
1-year	8.99%
Since Fund Inception (7-31-02)	4.63%

Class C1
1-year	13.02%
Since Fund Inception (7-31-02)	6.62%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

The Fund concentrates its assets in the utilities and energy sectors. As a result, the Fund’s shares are likely to fluctuate in value more than those of a Fund investing in a broader range of securities.

Growth of an Assumed $10,000 Investment†

from 7-31-02 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (“S&P 500”) and the Lipper Utility Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary due to differences in fee structures and sales charges.

Performance Information: 1Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. Please consult a prospectus for information about all share classes.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Definitions: **The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Utility Funds Index is the average of the 30 largest funds in the Lipper Utility Funds Category. The funds invest primarily in utility shares. Source of the S&P 500 Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper. It is not possible to invest directly in an index.

Strong Advisor Large Company Core Fund

The S&P 500 generally marked time in the first half of 2004, trading in a fairly tight range. Various groups within the market also seemed aimless as value and growth stocks performed basically in-line with one another while small-cap stocks only slightly bested their large- and mid-cap counterparts. The Strong Advisor Large Company Core Fund Class A produced a year-to-date gain of 2.78% in this environment, moderately below the 3.44% return of its broad-based benchmark, the S&P 500 Index.

A three-step investment process

We believe that the foundation for long-term performance is best built one stock at a time from the bottom up. Our process evaluates each individual candidate for inclusion in the portfolio and emphasizes three main attributes. First, we look for improving company fundamentals and earnings quality, which we define as the proportion of earnings that are based on cash flow and not on management’s estimations and forecasts. Next, we look for a strategy that is trying to maximize the long-term value of the business, which we characterize as the present value of the future net cash flows available to the owners of the corporation. Finally, we want to buy securities at a discount to what we feel they are worth. In order to determine this fair value, we use multiple valuation tools, including both absolute and relative value metrics. After building the portfolio in this manner — from the ground up — we apply a suite of risk controls to better understand the portfolio exposures in order to reduce risk for our shareholders.

Applying this process, the Fund owned a position in Alcon, the world’s largest eye-care company and a stock that contributed to results during the past six months. Alcon makes and markets a wide variety of ophthalmic products, including pharmaceuticals, surgical equipment, and contact lens solutions. Since the company’s 2002 spin-off from food giant Nestlé, Alcon has taken advantage of its impressive research-and-development program and vast marketing presence in over 180 countries to earn a worldwide market share of more than 25%. The strength of the firm’s economic model has allowed for this growth while generating over $1 billion in free cash flow after research investments. Furthermore, the company plans to spend over $2 billion on new-product development over the next five years — cause for further optimism, we believe.

A stock we favored but that did not perform well during the past six months was Amdocs, a leading provider of billing and customer-relationship-management software and services to telecommunications companies. The market has punished this stock over short-term concerns that we feel are immaterial to the long-term value of the underlying business. In our view, industry fundamentals appear to be improving, and we believe Amdocs, given its market-leading technology and strong industry relationships, is well positioned to benefit. Also, the firm’s high profitability and low capital intensity allows it to kick off more than $300 million annually — free cash flow that should add to Amdocs value and help limit downside risk. Given these factors, we believe the stock offers a favorable risk-reward profile and thus, we have continued to hold this investment.

Questions and opportunities

Many questions in the broad equity market remain unanswered. Will the new Iraqi government be able to establish order and strike a blow against organized terrorism? Can the Federal Reserve balance the need to subdue inflation without slowing the economy too much? What uncertainties will the election bring? What impact will higher energy prices have on consumers?

The good news is that uncertainties lower the multiple that must be paid to purchase Corporate America and can set the stage for better returns in the future. The fact of the matter remains that the economy is growing and corporate cash flow has been surging, strengthening balance sheets and possibly financing a coming capital spending cycle.

Whatever the future holds, the Fund will stand ready, searching for unappreciated opportunities, one company at a time. We thank you for your continued investment in the Strong Advisor Large Company Core Fund.

Eric F. Crigler
Portfolio Manager

Fund Highlights

Average Annual Total Returns

As of 6-30-04

Class A1,2
1-year	8.50%
5-year	0.48%
Since Fund Inception (11-3-97)	3.89%

Class A, excluding sales load
1-year	15.13%
5-year	1.67%
Since Fund Inception (11-3-97)	4.82%

Class B1
1-year	9.07%
5-year	0.35%
Since Fund Inception (11-3-97)	3.84%

Class C1
1-year	13.07%
5-year	0.74%
Since Fund Inception (11-3-97)	3.84%

Class K1
1-year	15.63%
5-year	1.92%
Since Fund Inception (11-3-97)	5.01%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

Growth of an Assumed $10,000 Investment†

from 11-3-97 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (“S&P 500”) and the Lipper Large-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary due to differences in fee structures and sales charges.
To equalize time periods, the indices’ performances were prorated for the month of November 1997.

Performance Information: 1Average annual total returns for Class A shares include the effect of the maximum sales charge of 5.75%, which was first charged on 9-17-99 and are based on the performance of the Rockhaven Fund’s Class A shares (the predecessor Fund) prior to 9-16-02. Average annual total returns for Class B shares include the effect of the applicable contingent deferred sales charge, which is 5.00% in year 1 and is eliminated after year 6, and are based on the performance of the Rockhaven Fund’s Class A shares from inception through 9-15-02, restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable, and the historical performance of the Fund’s Class A shares from 9-16-02 to 9-30-02. Average annual total returns for Class C shares include the effect of the applicable contingent deferred sales charge, which is 1.00%, and is eliminated after 12 months and are based on the performance of the Rockhaven Fund’s Class A shares from inception through 9-15-02, restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable, and the historical performance of the Fund’s Class A shares from 9-16-02 to 9-30-02. The performance of the Class K shares is based on the performance of the Rockhaven Fund’s Class A shares from inception through 9-15-02, and the historical performance of the Fund’s Class A shares from 9-16-02 to 9-30-02, and does not reflect the Fund’s maximum sales charge of 5.75%, which was charged from 9-17-99 through 9-30-02.

2 The Fund’s Class A shares have a redemption fee of 1.00% against shares that are held 360 calendar days or fewer after purchase. Performance data does not reflect the deduction of this fee, which, if reflected, would reduce the performance.

Please consult a prospectus for information about all share classes.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Definitions: **The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Large-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Core Funds Category. Source of the S&P 500 Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper. It is not possible to invest directly in an index.

SCHEDULES OF INVESTMENTS IN SECURITIES	June 30, 2004 (Unaudited)

STRONG ADVISOR COMMON STOCK FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 95.0%
Apparel - Shoes & Related Manufacturing 1.3%
Reebok International, Ltd.	540,000	$19,429,200
Banks - Super Regional 2.0%
Fifth Third Bancorp	325,000	17,478,500
Marshall & Ilsley Corporation	300,000	11,727,000

		29,205,500
Banks - West/Southwest 1.6%
City National Corporation	350,000	22,995,000
Building - Heavy Construction 1.1%
Jacobs Engineering Group, Inc. (b) (f)	395,000	15,555,100
Chemicals - Specialty 1.5%
Lonza Group AG (CHF) (h)	425,000	21,625,031
Commercial Services - Leasing 1.6%
Ryder Systems, Inc.	570,000	22,839,900
Computer - Data Storage 1.4%
Seagate Technology (b) (f)	1,400,000	20,202,000
Computer - Integrated Systems 1.2%
Symbol Technologies, Inc. (f)	1,225,000	18,056,500
Computer - IT Services 4.0%
Affiliated Computer Services, Inc. Class A (b)	405,000	21,440,700
BearingPoint, Inc. (b)	1,940,000	17,207,800
Unisys Corporation (b)	1,400,000	19,432,000

		58,080,500
Computer - Software Design 1.8%
Mentor Graphics Corporation (b) (f)	1,675,000	25,912,250
Computer Software - Enterprise 2.2%
Business Objects SA Sponsored ADR (b) (f)	900,000	20,367,000
Citrix Systems, Inc. (b)	550,000	11,198,000

		31,565,000
Computer Software - Medical 1.1%
WebMD Corporation (b) (f)	1,685,000	15,704,200
Containers 1.8%
Pactiv Corporation (b)	1,040,000	25,937,600
Cosmetics - Personal Care 1.6%
International Flavors & Fragrances, Inc.	630,000	23,562,000
LIFE TIME FITNESS, Inc. (b)	2,700	56,700

		23,618,700
Diversified Operations 2.7%
Carlisle Companies, Inc. (f)	390,600	24,314,850
SPX Corporation (f)	325,000	15,093,000

		39,407,850
Electronics - Contract Manufacturing 1.6%
Solectron Corporation (b)	3,565,000	23,065,550
Electronics - Miscellaneous Components 0.7%
Rockwell Automation, Inc.	276,000	10,352,760
Electronics - Semiconductor Manufacturing 3.8%
Advanced Micro Devices, Inc. (b) (f)	1,175,000	18,682,500
Fairchild Semiconductor Corporation Class A (b)	1,080,000	17,679,600
SanDisk Corporation (b) (f)	920,000	19,954,800

		56,316,900
Finance - Equity REIT 0.8%
Apartment Investment & Management Company Class A	380,000	11,829,400
Finance - Publicly Traded Investment Funds - Equity (Non 40 Act) 1.4%
Biotech HOLDRs Trust (f)	145,000	21,235,250
Financial Services - Miscellaneous 0.2%
The Bisys Group, Inc. (b)	199,600	2,806,376
Household - Appliances 1.2%
Maytag Corporation (f)	710,000	17,402,100
Insurance - Brokers 1.3%
Arthur J. Gallagher & Company	630,000	19,183,500
Insurance - Diversified 1.3%
Genworth Financial, Inc. Class A (b) (f)	835,000	19,163,250
Insurance - Property/Casualty/Title 3.7%
MBIA, Inc.	290,000	16,564,800
RenaissanceRe Holdings, Ltd. (f)	370,000	19,961,500
The St. Paul Travelers Companies, Inc.	442,000	17,918,680

		54,444,980
Internet - E*Commerce 1.2%
InterActiveCorp (b) (f)	575,000	17,330,500
Internet - Software 1.1%
DoubleClick, Inc. (b) (f)	2,130,000	16,550,100
Leisure - Toys/Games/Hobby 1.5%
Mattel, Inc.	1,185,000	21,626,250
Machinery - General Industrial 1.5%
Roper Industries, Inc. (f)	375,000	21,337,500
Media - Cable TV 4.4%
Cablevision Systems New York Group Class A (b)	1,150,000	22,597,500
Cox Communications, Inc. Class A (b)	735,000	20,425,650
The DIRECTV Group, Inc. (b)	1,218,083	20,829,219

		63,852,369
Media - Newspapers 1.0%
Dow Jones & Company, Inc. (f)	340,000	15,334,000
Media - Radio/TV 1.3%
Liberty Media Corporation Class A (b)	2,105,000	18,923,950
Medical - Biomedical/Biotechnology 3.2%
Celgene Corporation (b) (f)	435,000	24,908,100
Medimmune, Inc. (b)	965,000	22,581,000

		47,489,100
Medical - Ethical Drugs 1.2%
Biovail Corporation International (b) (f)	935,000	17,746,300
Medical - Products 1.1%
Valeant Pharmaceuticals International (f)	775,000	15,500,000

STRONG ADVISOR COMMON STOCK FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Medical/Dental - Services 2.2%
Omnicare, Inc. (f)	490,000	$20,976,900
Pharmaceutical Product Development, Inc. (b)	376,700	11,967,759

		32,944,659
Medical/Dental - Supplies 1.3%
Hillenbrand Industries, Inc.	310,000	18,739,500
Metal Ores - Miscellaneous 1.4%
Alcoa, Inc.	645,000	21,304,350
Oil & Gas - Drilling 3.3%
Nabors Industries, Ltd. (b)	423,000	19,128,060
Noble Corporation (b)	760,000	28,796,400

		47,924,460
Oil & Gas - Machinery/Equipment 1.8%
Smith International, Inc. (b)	485,000	27,043,600
Oil & Gas - United States Exploration & Production 5.4%
Apache Corporation	620,000	27,001,000
Burlington Resources, Inc.	775,000	28,039,500
EOG Resources, Inc.	405,000	24,182,550

		79,223,050
Pollution Control - Services 1.6%
Republic Services, Inc.	830,000	24,020,200
Retail - Department Stores 2.8%
Kohl’s Corporation (b)	445,000	18,814,600
Saks, Inc.	1,500,000	22,500,000

		41,314,600
Retail - Home Furnishings 1.4%
Design Within Reach, Inc. (b)	2,700	44,361
Williams-Sonoma, Inc. (b)	630,000	20,764,800

		20,809,161
Retail - Leisure Product 2.7%
Barnes & Noble, Inc. (b) (f)	610,000	20,727,800
The Sports Authority, Inc. (b) (f)	535,000	19,206,500

		39,934,300
Retail - Restaurants 1.3%
Outback Steakhouse, Inc.	455,000	18,818,800
Retail - Super/Mini Markets 1.6%
The Kroger Company (b)	1,270,000	23,114,000
Retail/Wholesale - Auto Parts 1.4%
Advanced Auto Parts, Inc. (b)	455,000	20,101,900
Telecommunications - Wireless Equipment 2.3%
Nokia Corporation Sponsored ADR	1,070,000	15,557,800
UTStarcom, Inc. (b) (f)	610,000	18,452,500

		34,010,300
Telecommunications - Wireless Services 1.7%
Sprint Corporation	1,388,900	24,444,640
Transportation - Airline 1.0%
Continental Airlines, Inc. Class B (b) (f)	1,315,000	14,951,550
Utility - Electric Power 1.4%
Reliant Resources, Inc. (b) (f)	1,925,000	20,847,750

Total Common Stocks (Cost $1,052,026,420)		1,391,171,286

Preferred Stocks 1.4%
Media - Cable TV
News Corporation, Ltd. Sponsored ADR	605,000	19,892,400

Total Preferred Stocks (Cost $18,689,044)		19,892,400

Short-Term Investments (a) 9.3%
Collateral Received for Securities Lending 6.2%
Navigator Prime Portfolio	91,631,247	91,631,247
Repurchase Agreements (c) 3.1%
ABN AMRO Inc. (Dated 6/30/04), 1.40%, Due 7/01/04 (Repurchase proceeds $43,101,676); Collateralized by: United States Government & Agency Issues	$43,100,000	43,100,000
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $1,916,940); Collateralized by: United States Government & Agency Issues	1,916,900	1,916,900

		45,016,900

Total Short-Term Investments (Cost $136,648,147)		136,648,147

Total Investments in Securities (Cost $1,207,363,611) 105.7%		1,547,711,833
Other Assets and Liabilities, Net (5.7%)		(83,840,613)

Net Assets 100.0%		$1,463,871,220

STRONG ADVISOR MID CAP GROWTH FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 96.7%
Auto/Truck - Original Equipment 1.1%
Eaton Corporation	11,000	$712,140
Beverages - Soft Drinks 1.9%
Cott Corporation (b)	38,000	1,231,200
Building - Resident/Commercial 1.3%
Centex Corporation	13,400	613,050
Ryland Group, Inc.	3,000	234,600

		847,650
Chemicals - Specialty 0.6%
Airgas, Inc.	16,000	382,560
Commercial Services - Miscellaneous 1.0%
Jackson Hewitt Tax Service, Inc. (b)	36,500	638,750
Commercial Services - Schools 1.5%
Career Education Corporation (b)	21,000	956,760
Computer - IT Services 0.5%
Acxiom Corporation	12,000	297,960
Computer - Local Networks 3.1%
Juniper Networks, Inc. (b)	14,292	351,154
Polycom, Inc. (b)	72,300	1,620,243

		1,971,397
Computer - Manufacturers 1.5%
Apple Computer, Inc. (b)	30,000	976,200

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	June 30, 2004 (Unaudited)

STRONG ADVISOR MID CAP GROWTH FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Computer - Peripheral Equipment 2.1%
Silicon Storage Technology, Inc. (b)	18,000	$185,400
Zebra Technologies Corporation (b)	13,500	1,174,500

		1,359,900
Computer Software - Desktop 0.7%
Adobe Systems, Inc.	10,000	465,000
Computer Software - Education/Entertainment 2.0%
Electronic Arts, Inc. (b)	24,000	1,309,200
Computer Software - Medical 2.4%
eResearch Technology, Inc. (b)	55,500	1,554,000
Computer Software - Security 0.5%
Symantec Corporation (b)	7,000	306,460
Cosmetics - Personal Care 0.0%
LIFE TIME FITNESS, Inc. (b)	100	2,100
Electronics - Contract Manufacturing 0.4%
Flextronics International, Ltd. (b)	16,000	255,200
Electronics - Military Systems 0.8%
L-3 Communications Corporation	8,000	534,400
Electronics - Scientific Measuring 4.0%
PerkinElmer, Inc.	62,600	1,254,504
Waters Corporation (b)	28,000	1,337,840

		2,592,344
Electronics - Semiconductor Manufacturing 2.8%
Broadcom Corporation Class A (b)	19,000	888,630
Marvell Technology Group, Ltd. (b)	32,800	875,760

		1,764,390
Energy - Other 3.1%
Arch Coal, Inc.	22,400	819,616
Massey Energy Company	41,000	1,156,610

		1,976,226
Finance - Consumer/Commercial Loans 2.1%
AmeriCredit Corporation (b)	53,000	1,035,090
Providian Financial Corporation (b)	19,000	278,730

		1,313,820
Finance - Investment Brokers 1.7%
Legg Mason, Inc.	12,000	1,092,120
Finance - Mortgage & Related Services 2.1%
Doral Financial Corporation	39,000	1,345,500
Finance - Savings & Loan 1.4%
Westcorp	20,000	909,000
Financial Services - Miscellaneous 2.1%
Alliance Data Systems Corporation (b)	8,000	338,000
CheckFree Corporation (b)	14,000	420,000
First Marblehead Corporation (b)	15,000	603,900

		1,361,900
Household - Consumer Electronics 1.5%
Harman International Industries, Inc.	10,200	928,200
Internet - E*Commerce 1.1%
University of Phoenix Online (b)	7,700	674,443
Internet - Internet Content 2.2%
Ask Jeeves, Inc. (b)	19,000	741,570
FindWhat.com (b)	5,000	115,700
InfoSpace, Inc. (b)	15,000	570,600

		1,427,870
Internet - Network Security/Solutions 0.8%
Digital River, Inc. (b)	15,000	489,450
Leisure - Gaming/Equipment 3.3%
International Game Technology	29,000	1,119,400
Station Casinos, Inc.	20,000	968,000

		2,087,400
Leisure - Hotels & Motels 0.7%
Marriott International, Inc. Class A	9,000	448,920
Machinery - General Industrial 1.0%
IDEX Corporation	19,500	669,825
Medical - Biomedical/Biotechnology 1.5%
Biogen Idec, Inc. (b)	15,000	948,750
Medical - Ethical Drugs 1.1%
Allergan, Inc.	6,000	537,120
Eyetech Pharmaceuticals, Inc. (b)	4,100	175,972

		713,092
Medical - Generic Drugs 1.4%
Impax Laboratories, Inc. (b)	12,000	232,560
Teva Pharmaceutical Industries, Ltd. ADR (f)	10,000	672,900

		905,460
Medical - Health Maintenance Organizations 4.9%
Coventry Health Care, Inc. (b)	13,000	635,700
Molina Healthcare, Inc. (b)	10,000	381,800
Sierra Health Services, Inc. (b)	29,000	1,296,300
WellChoice, Inc. (b)	20,500	848,700

		3,162,500
Medical - Products 4.2%
C.R. Bard, Inc.	6,000	339,900
INAMED Corporation (b)	15,000	942,750
Zimmer Holdings, Inc. (b)	16,000	1,411,200

		2,693,850
Medical/Dental - Services 4.9%
Caremark Rx, Inc. (b)	31,000	1,021,140
Inveresk Research Group, Inc. (b)	40,500	1,249,020
Quest Diagnostics, Inc.	10,000	849,500

		3,119,660
Medical/Dental - Supplies 1.8%
Kinetic Concepts, Inc. (b)	13,100	653,690
Mentor Corporation	14,000	480,060

		1,133,750
Oil & Gas - Drilling 0.8%
Precision Drilling Corporation (b)	11,300	542,513
Oil & Gas - Field Services 1.0%
BJ Services Company (b)	14,000	641,760
Oil & Gas - Machinery/Equipment 2.1%
Input/Output, Inc. (b)	42,400	351,496
Smith International, Inc. (b)	18,100	1,009,256

		1,360,752

STRONG ADVISOR MID CAP GROWTH FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Oil & Gas - United States Exploration & Production 4.4%
EOG Resources, Inc.	7,000	$417,970
Ultra Petroleum Corporation (b)	37,000	1,381,210
XTO Energy, Inc.	32,957	981,789

		2,780,969
Retail - Clothing/Shoe 4.4%
Chicos FAS, Inc. (b)	18,000	812,880
Coach, Inc. (b)	28,000	1,265,320
The TJX Companies, Inc.	15,000	362,100
Urban Outfitters, Inc. (b)	6,000	365,460

		2,805,760
Retail - Home Furnishings 0.0%
Design Within Reach, Inc. (b)	100	1,643
Retail - Miscellaneous 3.0%
Michaels Stores, Inc.	20,000	1,100,000
PETsMART, Inc.	25,000	811,250

		1,911,250
Retail - Restaurants 3.2%
Starbucks Corporation (b)	47,000	2,043,560
Retail - Super/Mini Markets 0.5%
Whole Foods Marketing, Inc.	3,000	286,350
Retail/Wholesale - Office Supplies 0.8%
Staples, Inc.	17,000	498,270
Telecommunications - Fiber Optics 1.2%
Corning, Inc. (b)	59,000	770,540
Telecommunications - Wireless Equipment 1.0%
Research in Motion, Ltd. (b)	9,000	615,960
Telecommunications - Wireless Services 0.8%
Nextel Partners, Inc. (b)	31,000	493,520
Transportation - Truck 0.8%
J.B. Hunt Transport Services, Inc.	14,000	540,120
Trucks & Parts - Heavy Duty 1.6%
Cummins, Inc.	16,000	1,000,000

Total Common Stocks (Cost $47,691,297)		61,852,314

Short-Term Investments (a) 1.8%
Collateral Received for Securities Lending 0.2%
Navigator Prime Portfolio	112,131	112,131
Repurchase Agreements (c) 1.6%
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $1,024,221); Collateralized by: United States Government & Agency Issues	$1,024,200	1,024,200

Total Short-Term Investments (Cost $1,136,331)		1,136,331

Total Investments in Securities (Cost $48,827,628) 98.5%		62,988,645
Other Assets and Liabilities, Net 1.5%		934,255

Net Assets 100.0%		$63,922,900

STRONG ADVISOR SMALL CAP VALUE FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 93.6%
Aerospace - Defense Equipment 0.2%
Evans & Sutherland Computer Corporation (b) (d)	930,743	$4,374,492
Auto/Truck - Original Equipment 0.7%
Dura Automotive Systems, Inc. (b)	807,000	7,384,050
Tower Automotive, Inc. (b)	1,678,700	6,110,468

		13,494,518
Auto/Truck - Replacement Parts 0.1%
LKQ Corporation (b)	139,700	2,588,641
Banks - Southeast 0.8%
The Colonial BancGroup, Inc.	424,100	7,705,897
Hibernia Corporation Class A	350,060	8,506,458

		16,212,355
Building - Air Conditioning & Heating Products 0.2%
York International Corporation	97,200	3,992,004
Building - Cement/Concrete/Aggregate 0.3%
U.S. Concrete, Inc. (b)	757,200	5,338,260
Building - Construction Products/Miscellaneous 0.7%
Royal Group Technologies, Ltd. (b)	1,493,100	13,482,693
Building - Heavy Construction 2.7%
Chicago Bridge & Iron Company NV	2,008,000	55,922,800
Building - Maintenance & Services 0.4%
ABM Industries, Inc.	378,510	7,369,590
Building - Paint & Allied Products 0.5%
H.B. Fuller Company	373,400	10,604,560
Chemicals - Basic 0.2%
FMC Corporation (b) (e)	117,200	5,052,492
Chemicals - Fertilizers 0.3%
Agrium, Inc.	475,300	6,915,615
Chemicals - Plastics 2.2%
Intertape Polymer Group, Inc. (b) (d)	2,640,800	20,096,488
Intertape Polymer Group, Inc. (Acquired 9/05/03; Cost $680,073) (CAD) (b) (g) (h)	93,000	717,263
PolyOne Corporation (b)	3,351,700	24,936,648

		45,750,399
Chemicals - Specialty 1.6%
OM Group, Inc. (b) (e)	976,300	32,227,663
Commercial Services - Advertising 1.2%
R.H. Donnelley Corporation (b) (e)	576,400	25,211,736
Commercial Services - Consulting 1.4%
Navigant Consulting, Inc. (b)	1,296,170	27,789,885
Commercial Services - Healthcare 0.9%
Healthcare Services Group, Inc.	620,550	9,494,415
US Oncology, Inc. (b)	659,200	9,703,424

		19,197,839
Commercial Services - Miscellaneous 0.2%
Providence Service Corporation (b)	188,150	3,535,339

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	June 30, 2004 (Unaudited)

STRONG ADVISOR SMALL CAP VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Commercial Services - Security/Safety 2.4%
Armor Holdings, Inc. (b)	301,900	$10,264,600
DHB Industries, Inc. (b) (e)	376,600	5,716,788
The Geo Group, Inc. (b) (d)	990,210	20,200,284
OSI Systems, Inc. (b)	616,510	12,287,044

		48,468,716
Commercial Services - Staffing 2.6%
CDI Corporation	220,445	7,627,397
Cross Country Healthcare, Inc. (b)	443,100	8,042,265
Kforce.com, Inc. (b) (d)	1,921,685	18,140,706
MPS Group, Inc. (b)	1,561,815	18,929,198

		52,739,566
Computer - Data Storage 0.1%
Iomega Corporation	397,710	2,219,222
Computer - Manufacturers 0.3%
Cray, Inc. (b) (e)	849,900	5,626,338
Computer Software - Enterprise 2.2%
JDA Software Group, Inc. (b) (e)	1,119,500	14,743,815
Lightbridge, Inc. (b) (d)	2,380,200	13,329,120
TIBCO Software, Inc. (b)	2,101,300	17,755,985

		45,828,920
Computer Software - Medical 1.4%
IDX Systems Corporation (b)	887,300	28,295,997
Containers 0.8%
Chesapeake Corporation	530,880	14,163,878
Constar International, Inc. (b)	542,300	2,521,695

		16,685,573
Cosmetics - Personal Care 0.0%
LIFE TIME FITNESS, Inc. (b)	3,800	79,800
Electrical - Equipment 0.2%
Encore Wire Corporation (b)	153,200	4,223,724
Electronics - Contract Manufacturing 0.5%
Celestica, Inc. (b)	560,600	11,183,970
Electronics - Miscellaneous Components 0.7%
Coherent, Inc. (b) (e)	512,300	15,292,155
Electronics - Parts Distributors 0.4%
Richardson Electronics, Ltd. (d)	662,700	7,342,716
Electronics - Scientific Measuring 0.5%
Newport Corporation (b)	594,100	9,606,597
Electronics - Semiconductor Manufacturing 2.5%
ChipPAC, Inc. Class A (b)	1,588,000	9,956,760
Cirrus Logic, Inc. (b)	2,162,400	12,996,024
Credence Systems Corporation (b)	899,225	12,409,305
TriQuint Semiconductor, Inc. (b)	1,471,820	8,036,137
Zoran Corporation (b)	451,000	8,275,850

		51,674,076
Energy - Other 0.2%
Headwaters, Inc. (b)	137,800	3,573,154
Finance - Consumer/Commercial Loans 0.3%
World Acceptance Corporation (b)	346,200	6,345,846
Finance - Equity REIT 0.6%
American Financial Realty Trust	530,900	7,586,561
Government Properties Trust, Inc.	350,200	3,659,590

		11,246,151
Finance - Investment Brokers 0.3%
Labranche & Company, Inc.	755,000	6,357,100
Food - Miscellaneous Preparation 1.5%
Del Monte Foods Company (b)	2,909,185	29,557,320
Insurance - Accident & Health 0.0%
UnumProvident Corporation	19,100	303,690
Insurance - Diversified 0.2%
Assurant, Inc.	165,600	4,368,528
Insurance - Life 0.2%
Phoenix Companies, Inc.	277,400	3,398,150
Insurance - Property/Casualty/Title 3.5%
Argonaut Group, Inc. (b)	370,400	6,826,472
Bristol West Holdings, Inc.	443,200	8,061,808
Donegal Group, Inc. Class A	231,000	4,629,240
Endurance Specialty Holdings, Ltd.	455,710	15,858,708
Mercury General Corporation	598,610	29,720,987
Montpelier Re Holdings, Ltd.	194,200	6,787,290

		71,884,505
Internet - E*Commerce 0.4%
Stamps.com, Inc. (b)	705,800	7,192,102
Internet - Internet Service Provider 1.7%
EarthLink, Inc. (b)	2,549,800	26,390,430
Net2Phone, Inc. (b)	1,992,900	9,027,837

		35,418,267
Leisure - Services 0.3%
Pegasus Solutions, Inc. (b) (e)	483,800	6,352,294
Machinery - General Industrial 1.9%
Robbins & Myers, Inc.	359,800	8,077,510
UNOVA, Inc. (b)	1,459,500	29,554,875

		37,632,385
Medical - Biomedical/Biotechnology 0.3%
CV Therapeutics, Inc. (b)	380,500	6,377,180
Medical - Generic Drugs 0.9%
Andrx Group (b) (e)	686,600	19,176,738
Medical - Nursing Homes 2.7%
Beverly Enterprises, Inc. (b)	3,961,500	34,068,900
Manor Care, Inc.	617,000	20,163,560

		54,232,460
Medical - Outpatient/Home Care 0.6%
Gentiva Health Services, Inc. (b)	756,100	12,294,186
Medical - Products 1.7%
Allied Healthcare Products, Inc. (b) (d)	926,840	4,643,468
Discovery Partners International, Inc. (b) (d)	1,872,600	9,550,260
OraSure Technologies, Inc. (b) (e)	2,093,850	20,373,161

		34,566,889
Medical - Systems/Equipment 0.9%
Applera Corporation-Applied Biosystems Group (e)	831,300	18,080,775

STRONG ADVISOR SMALL CAP VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Medical/Dental - Services 0.6%
Covalent Group, Inc. (b)	184,533	$706,761
Omnicare, Inc.	263,000	11,259,030

		11,965,791
Metal Ores - Gold/Silver 7.8%
Apex Silver Mines, Ltd. (b) (e)	2,334,500	39,803,225
Glamis Gold, Ltd. (b)	3,110,600	54,528,818
Goldcorp, Inc.	1,852,000	21,612,840
Harmony Gold Mining Company, Ltd. Sponsored ADR	2,260,500	23,938,695
Meridian Gold, Inc. (b) (e)	1,478,400	19,174,848

		159,058,426
Metal Ores - Miscellaneous 0.1%
Cleveland-Cliffs, Inc. (b) (e)	27,300	1,539,447
Metal Processing & Fabrication 0.1%
Webco Industries, Inc. (b) (d)	446,260	1,682,400
Mining - Gems 0.1%
Quadra Mining, Ltd. (CAD) (b) (h)	269,000	998,987
Oil & Gas - Drilling 3.4%
Grey Wolf, Inc. (b)	1,729,600	7,333,504
Helmerich & Payne, Inc.	599,480	15,676,402
Parker Drilling Company (b)	1,257,000	4,801,740
Pride International, Inc. (b)	1,334,000	22,824,740
Transocean, Inc. (b)	625,600	18,104,864

		68,741,250
Oil & Gas - Field Services 7.7%
BJ Services Company (b) (e)	249,200	11,423,328
Global Industries, Ltd. (b)	4,496,700	25,721,124
Key Energy Services, Inc. (b)	2,188,000	20,654,720
Layne Christensen Company (b) (d)	1,408,998	23,318,917
Matrix Service Company (b) (d)	1,536,400	14,058,060
Newpark Resources, Inc. (b)	3,098,460	19,210,452
Oceaneering International, Inc. (b) (e)	722,160	24,733,980
Petroleum Helicopters, Inc. (b)	115,245	2,218,466
Petroleum Helicopters, Inc. (non-voting) (b) (d)	178,172	3,458,319
Willbros Group, Inc. (b)	826,500	12,455,355

		157,252,721
Oil & Gas - Machinery/Equipment 1.0%
Input/Output, Inc. (b)	1,049,390	8,699,443
Smith International, Inc. (b)	206,400	11,508,864

		20,208,307
Oil & Gas - Refining/Marketing 0.1%
Frontier Oil Corporation	69,100	1,464,229
Oil & Gas - United States Exploration & Production 10.1%
Forest Oil Corporation (b) (e)	1,932,000	52,782,240
McMoRan Exploration Company (b) (d) (e)	970,300	15,117,274
Newfield Exploration Company (b)	239,800	13,366,452
Noble Energy, Inc.	485,600	24,765,600
PetroQuest Energy, Inc. (b)	467,300	1,995,371
Pioneer Natural Resources Company	374,200	13,126,936
Range Resources Corporation (d)	4,262,000	62,225,200
Remington Oil & Gas Corporation (b)	407,300	9,612,280
Stone Energy Corporation (b)	282,300	12,895,464

		205,886,817
Paper & Paper Products 1.4%
Wausau-Mosinee Paper Corporation	1,677,700	29,024,210
Pollution Control - Services 0.9%
Calgon Carbon Corporation (d)	2,621,300	17,562,710
Retail - Clothing/Shoe 1.8%
Foot Locker, Inc.	522,800	12,724,952
Payless ShoeSource, Inc. (b)	290,900	4,337,319
Too, Inc. (b)	803,800	13,423,460
The Wet Seal, Inc. Class A (b) (d)	1,304,420	6,822,117

		37,307,848
Retail - Consumer Electronics 0.4%
Circuit City Stores, Inc.	664,500	8,605,275
Retail - Home Furnishings 0.0%
Design Within Reach, Inc. (b)	3,900	64,077
Retail - Major Discount Chains 0.3%
Shopko Stores, Inc. (b)	489,180	6,917,005
Retail - Miscellaneous 0.8%
Barbeques Galore, Ltd. Sponsored ADR (d)	419,931	3,632,403
Sharper Image Corporation (b)	414,200	13,001,738

		16,634,141
Steel - Producers 4.4%
IPSCO, Inc.	897,500	20,220,675
Roanoke Electric Steel Corporation	527,550	7,174,680
Steel Dynamics, Inc. (b) (e)	1,016,410	29,099,818
United States Steel Corporation (e)	944,600	33,174,352

		89,669,525
Steel - Specialty Alloys 2.1%
Carpenter Technology Corporation	556,950	18,964,148
GrafTech International, Ltd. (b) (e)	2,368,100	24,770,326

		43,734,474
Telecommunications - Equipment 0.3%
ADC Telecommunications, Inc. (b)	2,072,600	5,886,184
Telecommunications - Services 0.6%
Cincinnati Bell, Inc. (b)	2,671,200	11,860,128
Transportation - Airline 1.1%
Linea Aerea Nacional Chile SA Sponsored ADR	1,119,200	21,600,560
Transportation - Services 0.3%
EGL, Inc. (b)	266,360	7,085,176
Transportation - Truck 0.8%
Covenant Transport, Inc. Class A (b) (d)	887,700	15,170,793
Overnite Corporation	61,000	1,793,400

		16,964,193

Total Common Stocks ($1,353,925,760)		1,908,399,852

Short-Term Investments (a) 6.3%
Repurchase Agreements (c)
ABN AMRO Inc. (Dated 6/30/04), 1.40%, Due 7/01/04 (Repurchase proceeds $126,104,904); Collateralized by: United States Government & Agency Issues	$126,100,000	126,100,000
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $2,192,446); Collateralized by: United States Government & Agency Issues	2,192,400	2,192,400

Total Short-Term Investments (Cost $128,292,400)		128,292,400

Total Investments in Securities (Cost $1,482,218,160) 99.9%		2,036,692,252
Other Assets and Liabilities, Net 0.1%		2,956,755

Net Assets 100.0%		$2,039,649,007

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	June 30, 2004 (Unaudited)

STRONG ADVISOR SMALL CAP VALUE FUND (continued)

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of period	23,272	$7,981,388
Options written during the period	35,209	10,557,723
Options closed	(48,234)	(16,316,559)
Options expired	(1,600)	(276,258)
Options exercised	(1,772)	(689,115)

Options outstanding at end of period	6,875	$1,257,179

WRITTEN CALL OPTIONS DETAIL

	Contracts (100 shares per contract)	Value (Note 2)
Andrx Group
(Strike Price is $30.00. Expiration date is 8/20/04. Premium received is $13,700.)	100	$(7,000)
(Strike Price is $25.00. Expiration date is 9/17/04. Premium received is $40,699.)	100	(37,000)
Apex Silver Mines, Ltd.
(Strike Price is $17.50. Expiration date is 8/20/04. Premium received is $18,300.)	150	(16,875)
(Strike Price is $17.50. Expiration date is 10/15/04. Premium received is $9,100.)	50	(9,125)
(Strike Price is $20.00. Expiration date is 10/15/04. Premium received is $21,899.)	150	(12,375)
(Strike Price is $22.50. Expiration date is 10/15/04. Premium received is $10,200.)	100	(3,500)
Applera Corporation-Applied Biosystems Group
(Strike Price is $20.00. Expiration date is 9/17/04. Premium received is $9,400.)	100	(23,250)
BJ Services Company
(Strike Price is $47.50. Expiration date is 10/15/04. Premium received is $93,198.)	350	(92,750)
Cleveland-Cliffs, Inc.
(Strike Price is $55.00. Expiration date is 7/16/04. Premium received is $10,950.)	50	(13,000)
Coherent, Inc.
(Strike Price is $30.00. Expiration date is 8/20/04. Premium received is $17,861.)	200	(29,500)
Cray, Inc.
(Strike Price is $7.50. Expiration date is 9/17/04. Premium received is $45,499.)	500	(16,250)
DHB Industries, Inc.
(Strike Price is $12.50. Expiration date is 7/16/04. Premium received is $96,798.)	400	(109,000)
(Strike Price is $15.00. Expiration date is 7/16/04. Premium received is $33,599.)	400	(39,000)
FMC Corporation
(Strike Price is $35.00. Expiration date is 7/16/04. Premium received is $109,396.)	200	(163,000)
(Strike Price is $30.00. Expiration date is 10/15/04. Premium received is $102,696.)	100	(132,500)
Forest Oil Corporation
(Strike Price is $25.00. Expiration date is 8/20/04. Premium received is $38,548.)	150	(39,750)
GrafTech International, Ltd.
(Strike Price is $10.00. Expiration date is 9/17/04. Premium received is $16,800.)	200	(26,500)
JDA Software Group, Inc.
(Strike Price is $12.50. Expiration date is 8/20/04. Premium received is $11,700.)	100	(12,250)
McMoRan Exploration Company
(Strike Price is $15.00. Expiration date is 8/20/04. Premium received is $30,517.)	200	(27,500)
(Strike Price is $17.50. Expiration date is 11/19/04. Premium received is $11,248.)	100	(9,250)
Meridian Gold, Inc.
(Strike Price is $15.00. Expiration date is 10/15/04. Premium received is $11,100.)	150	(7,125)
OM Group, Inc.
(Strike Price is $35.00. Expiration date is 10/15/04. Premium received is $25,199.)	225	(55,125)
Oceaneering International, Inc.
(Strike Price is $30.00. Expiration date is 10/15/04. Premium received is $31,699.)	100	(52,000)
(Strike Price is $35.00. Expiration date is 10/15/04. Premium received is $11,200.)	100	(22,250)
OraSure Technologies, Inc.
(Strike Price is $10.00. Expiration date is 8/20/04. Premium received is $16,800.)	200	(13,500)
(Strike Price is $10.00. Expiration date is 10/15/04. Premium received is $85,784.)	850	(89,250)
Pegasus Solutions, Inc.
(Strike Price is $10.00. Expiration date is 7/16/04. Premium received is $15,247.)	100	(31,000)
R.H. Donnelley Corporation
(Strike Price is $45.00. Expiration date is 11/19/04. Premium received is $63,398.)	200	(47,500)
(Strike Price is $50.00. Expiration date is 11/19/04. Premium received is $37,550.)	300	(20,250)
Steel Dynamics, Inc.
(Strike Price is $22.50. Expiration date is 8/20/04. Premium received is $84,248.)	250	(152,500)
(Strike Price is $25.00. Expiration date is 8/20/04. Premium received is $48,399.)	200	(79,000)
(Strike Price is $30.00. Expiration date is 8/20/04. Premium received is $22,099.)	200	(18,500)
United States Steel Corporation
(Strike Price is $30.00. Expiration date is 7/16/04. Premium received is $13,350.)	50	(26,250)
(Strike Price is $35.00. Expiration date is 8/20/04. Premium received is $22,699.)	100	(22,500)
(Strike Price is $35.00. Expiration date is 10/15/04. Premium received is $26,299.)	150	(50,250)

	6,875	$(1,506,375)

STRONG ADVISOR U.S. VALUE FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 99.2%
Aerospace - Defense 3.0%
General Dynamics Corporation	9,000	$893,700
Lockheed Martin Corporation	24,400	1,270,752
Raytheon Company	225,000	8,048,250

		10,212,702
Auto Manufacturer 0.5%
General Motors Corporation (f)	38,100	1,775,079
Banks - Midwest 0.3%
Provident Financial Group, Inc.	27,000	1,065,420
Banks - Money Center 4.3%
Bank of America Corporation	80,000	6,769,600
The Bank of New York Company, Inc.	35,000	1,031,800
Citigroup, Inc.	148,500	6,905,250

		14,706,650
Banks - Northeast 0.7%
Banknorth Group, Inc.	55,000	1,786,400
Peoples Bank (f)	17,100	532,665

		2,319,065
Banks - Southeast 0.5%
Compass Bancshares, Inc.	37,000	1,591,000
Banks - Super Regional 5.8%
Bank One Corporation	57,000	2,907,000
KeyCorp (f)	41,600	1,243,424
Mellon Financial Corporation	28,000	821,240
National City Corporation	36,500	1,277,865
Regions Financial Corporation (b)	46,000	1,681,300
SouthTrust Corporation	39,600	1,536,876
U.S. Bancorp	92,800	2,557,568
Wachovia Corporation	67,100	2,985,950
Wells Fargo & Company	81,000	4,635,630

		19,646,853
Beverages - Alcoholic 0.2%
Anheuser-Busch Companies, Inc.	13,000	702,000
Beverages - Soft Drinks 0.4%
Coca-Cola Enterprises, Inc.	43,000	1,246,570
Building - Maintenance & Services 1.8%
The ServiceMaster Company (f)	490,000	6,036,800
Building Products - Wood 0.7%
Georgia-Pacific Corporation	13,000	480,740
Weyerhaeuser Company	31,200	1,969,344

		2,450,084
Chemicals - Basic 0.8%
The Dow Chemical Company	40,000	1,628,000
PPG Industries, Inc.	15,300	956,097

		2,584,097
Commercial Services - Miscellaneous 0.5%
ARAMARK Corporation Class B	48,000	1,380,480
Automatic Data Processing, Inc.	9,000	376,920

		1,757,400
Computer - IT Services 1.5%
International Business Machines Corporation	48,400	4,266,460
Unisys Corporation (b)	70,100	972,988

		5,239,448
Computer - Manufacturers 0.9%
Hewlett-Packard Company	150,000	3,165,000
Computer Software - Desktop 1.5%
Microsoft Corporation	180,000	5,140,800
Computer Software - Enterprise 0.1%
Oracle Systems Corporation (b)	27,000	322,110
Cosmetics - Personal Care 1.0%
Kimberly-Clark Corporation	11,000	724,680
The Procter & Gamble Company	46,000	2,504,240

		3,228,920
Diversified Operations 5.6%
E.I. Du Pont de Nemours & Company	50,631	2,249,029
Emerson Electric Company	27,900	1,773,045
General Electric Company	260,000	8,424,000
ITT Industries, Inc.	16,000	1,328,000
Loews Corporation	40,000	2,398,400
SPX Corporation	25,000	1,161,000
United Technologies Corporation	17,200	1,573,456

		18,906,930
Finance - Equity REIT 1.2%
Apartment Investment & Management Company Class A	77,000	2,397,010
Equity Office Properties Trust	30,000	816,000
Equity Residential Properties Trust	27,000	802,710

		4,015,720
Finance - Investment Brokers 0.0%
Piper Jaffray Companies, Inc. (b) (f)	928	41,973
Finance - Savings & Loan 0.6%
Washington Mutual, Inc.	50,000	1,932,000
Financial Services - Miscellaneous 0.6%
American Express Company	38,000	1,952,440
Food - Meat Products 0.1%
Tyson Foods, Inc. Class A (f)	18,000	377,100
Food - Miscellaneous Preparation 5.7%
Campbell Soup Company	20,000	537,600
ConAgra, Inc.	60,000	1,624,800
Del Monte Foods Company (b)	733,000	7,447,280
Kraft Foods, Inc. Class A	221,900	7,029,792
Sara Lee Corporation	115,000	2,643,850

		19,283,322
Household - Housewares 0.1%
Newell Rubbermaid, Inc.	17,000	399,500
Insurance - Accident & Health 0.8%
AFLAC, Inc.	65,000	2,652,650
Insurance - Brokers 0.2%
Marsh & McLennan Companies, Inc.	12,600	571,788
Insurance - Diversified 2.3%
American International Group, Inc.	58,500	4,169,880
Manulife Financial Corporation (f)	29,039	1,176,080
Principal Financial Group, Inc.	25,300	879,934
Prudential Financial, Inc.	34,100	1,584,627

		7,810,521
Insurance - Life 0.3%
Lincoln National Corporation	25,000	1,181,250

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	June 30, 2004 (Unaudited)

STRONG ADVISOR U.S. VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Insurance - Property/Casualty/Title 3.8%
The Allstate Corporation	32,000	$1,489,600
Chubb Corporation	16,500	1,124,970
Hartford Financial Services Group, Inc.	21,800	1,498,532
Old Republic International Corporation	37,000	877,640
SAFECO Corporation	71,000	3,124,000
The St. Paul Travelers Companies, Inc.	114,525	4,642,844

		12,757,586
Leisure - Hotels & Motels 0.3%
Marriott International, Inc. Class A	23,000	1,147,240
Leisure - Photo Equipment/Related 0.2%
Eastman Kodak Company (f)	24,200	652,916
Machinery - Construction/Mining 0.4%
Caterpillar, Inc.	16,000	1,271,040
Machinery - Farm 0.5%
Deere & Company	26,000	1,823,640
Media - Cable TV 1.1%
Comcast Corporation Class A (b)	102,300	2,867,469
Cox Communications, Inc. Class A (b)	25,400	705,866

		3,573,335
Media - Diversified 1.7%
Time Warner, Inc. (b)	325,000	5,713,500
Media - Newspapers 0.7%
Gannett Company, Inc.	26,200	2,223,070
Media - Periodicals 2.3%
The Readers Digest Association, Inc. (non-voting)	480,800	7,687,992
Media - Radio/TV 3.2%
Clear Channel Communications, Inc.	84,000	3,103,800
The Walt Disney Company	48,000	1,223,520
Liberty Media Corporation Class A (b)	374,000	3,362,260
Liberty Media International, Inc. Class A (b)	18,700	693,770
Viacom, Inc. Class B	69,400	2,478,968

		10,862,318
Medical - Biomedical/Biotechnology 0.8%
Serono SA ADR (f)	175,000	2,756,250
Medical - Ethical Drugs 4.7%
Bristol-Myers Squibb Company	340,000	8,330,000
Merck & Company, Inc.	76,000	3,610,000
Schering-Plough Corporation	220,000	4,065,600

		16,005,600
Medical - Hospitals 1.7%
HCA, Inc.	140,000	5,822,600
Medical/Dental - Services 0.1%
Medco Health Solutions, Inc. (b)	7,839	293,962
Medical/Dental - Supplies 0.9%
Sola International, Inc. (b)	170,000	2,929,100
Metal Ores - Gold/Silver 0.4%
Newmont Mining Corporation Holding Company	35,000	1,356,600
Metal Ores - Miscellaneous 0.5%
Alcoa, Inc.	52,100	1,720,863
Oil & Gas - Drilling 0.2%
Pride International, Inc. (b) (f)	45,000	769,950
Oil & Gas - International Integrated 8.0%
Amerada Hess Corporation	6,000	475,140
ChevronTexaco Corporation	48,000	4,517,280
ConocoPhillips	49,000	3,738,210
Exxon Mobil Corporation	395,000	17,541,950
Royal Dutch Petroleum Company - New York Shares	20,000	1,033,400

		27,305,980
Oil & Gas - United States Exploration & Production 0.9%
Devon Energy Corporation	16,000	1,056,000
Kerr McGee Corporation	7,000	376,390
Unocal Corporation	40,200	1,527,600

		2,959,990
Paper & Paper Products 0.8%
Boise Cascade Corporation (f)	10,000	376,400
MeadWestvaco Corporation	70,000	2,057,300
Smurfit-Stone Container Corporation (b) (f)	20,000	399,000

		2,832,700
Pollution Control - Services 1.3%
Waste Management, Inc.	147,000	4,505,550
Retail - Consumer Electronics 0.2%
Circuit City Stores, Inc.	61,000	789,950
Retail - Department Stores 0.7%
Federated Department Stores, Inc.	25,000	1,227,500
May Department Stores Company	44,793	1,231,360

		2,458,860
Retail - Drug Stores 0.3%
CVS Corporation	28,200	1,184,964
Retail - Leisure Product 0.3%
Toys ‘R’ Us, Inc. (b) (f)	67,000	1,067,310
Retail - Restaurants 1.2%
McDonald’s Corporation	163,000	4,238,000
Retail - Super/Mini Markets 2.5%
Albertson’s, Inc. (f)	20,000	530,800
The Kroger Company (b)	403,000	7,334,600
Safeway, Inc. (b)	27,000	684,180

		8,549,580
Retail/Wholesale - Office Supplies 0.1%
Office Depot, Inc. (b)	17,000	304,470
Telecommunications - Services 4.6%
ALLTEL Corporation	19,000	961,780
AT&T Corporation	47,000	687,610
BellSouth Corporation	98,000	2,569,560
CenturyTel, Inc.	9,000	270,360
Commonwealth Telephone Enterprises, Inc. (b) (f)	5,000	223,850
Qwest Communications International, Inc. (b)	60,000	215,400
SBC Communications, Inc.	174,000	4,219,500
Sprint Corporation	51,000	897,600
Verizon Communications, Inc.	155,000	5,609,450

		15,655,110
Telecommunications - Wireless Equipment 1.4%
Nokia Corporation Sponsored ADR	330,000	4,798,200

STRONG ADVISOR U.S. VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Telecommunications - Wireless Services 0.1%
AT&T Wireless Services, Inc. (b)	34,000	$486,880
Tobacco 1.3%
Altria Group, Inc.	55,000	2,752,750
Loews Corp - Carolina Group (f)	67,700	1,662,035

		4,414,785
Transportation - Air Freight 0.3%
FedEx Corporation	12,000	980,280
Transportation - Rail 0.6%
Burlington Northern Santa Fe Corporation	24,800	869,736
Norfolk Southern Corporation	50,000	1,326,000

		2,195,736
Utility - Electric Power 6.9%
Consolidated Edison, Inc.	27,000	1,073,520
DTE Energy Company	51,000	2,067,540
Dominion Resources, Inc.	28,000	1,766,240
Duke Energy Corporation	70,000	1,420,300
Entergy Corporation	23,500	1,316,235
Exelon Corporation	52,400	1,744,396
FPL Group, Inc.	26,600	1,701,070
FirstEnergy Corporation	169,500	6,340,995
Progress Energy, Inc.	14,000	616,700
Public Service Enterprise Group, Inc. (f)	31,000	1,240,930
SCANA Corporation	17,000	618,290
The Southern Company	42,000	1,224,300
TXU Corporation	60,000	2,430,600

		23,561,116
Utility - Gas Distribution 2.2%
CenterPoint Energy, Inc.	299,400	3,443,100
KeySpan Corporation	25,600	939,520
NiSource, Inc.	27,000	556,740
Sempra Energy	31,500	1,084,545
Vectren Corporation (f)	56,700	1,422,603

		7,446,508

Total Common Stocks (Cost $286,811,271)		337,418,723

Short-Term Investments (a) 3.2%
Collateral Received for Securities Lending 2.2%
Navigator Prime Portfolio	7,404,288	7,404,288
Repurchase Agreements (c) 1.0%
ABN AMRO Inc. (Dated 6/30/04), 1.40%, Due 7/01/04 (Repurchase proceeds $700,027); Collateralized by: United States Government & Agency Issues	$700,000	700,000
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $2,719,557); Collateralized by: United States Government & Agency Issues	2,719,500	2,719,500

		3,419,500

Total Short-Term Investments (Cost $10,823,788)		10,823,788

Total Investments in Securities (Cost $297,635,059) 102.4%		348,242,511
Other Assets and Liabilities, Net (2.4%)		(8,232,026)

Net Assets 100.0%		$340,010,485

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of period	—	$—
Options written during the period	850	188,691
Options closed	(850)	(188,691)
Options expired	—	—
Options exercised	—	—

Options outstanding at end of period	—	$—

STRONG ADVISOR ENDEAVOR LARGE CAP FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 98.5%
Apparel - Shoes & Related Manufacturing 1.0%
NIKE, Inc. Class B	5,420	$410,565
Beverages - Alcoholic 2.0%
Anheuser-Busch Companies, Inc.	15,140	817,560
Commercial Services - Schools 1.6%
Corinthian Colleges, Inc. (b)	26,120	646,209
Computer - Data Storage 2.9%
EMC Corporation (b)	106,810	1,217,634
Computer - Local Networks 2.8%
Cisco Systems, Inc. (b)	35,705	846,208
Polycom, Inc. (b)	14,765	330,884

		1,177,092
Computer - Manufacturers 4.7%
Apple Computer, Inc. (b)	12,410	403,821
Dell, Inc. (b)	43,490	1,557,812

		1,961,633
Computer Software - Desktop 1.6%
Microsoft Corporation	22,510	642,886
Computer Software - Enterprise 4.0%
Mercury Interactive Corporation (b)	8,240	410,599
SAP AG Sponsored ADR	30,230	1,263,916

		1,674,515
Computer Software - Financial 0.8%
DST Systems, Inc. (b)	6,520	313,547
Diversified Operations 10.9%
General Electric Company	53,030	1,718,172
Honeywell International, Inc.	23,700	868,131
Tyco International, Ltd.	58,445	1,936,867

		4,523,170
Electronics - Semiconductor Manufacturing 2.9%
Intel Corporation	43,300	1,195,080
Finance - Mortgage & Related Services 1.8%
Countrywide Financial Corporation	10,530	739,733
Household - Consumer Electronics 1.7%
Harman International Industries, Inc.	7,570	688,870

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	June 30, 2004 (Unaudited)

STRONG ADVISOR ENDEAVOR LARGE CAP FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Insurance - Diversified 0.7%
American International Group, Inc.	3,870	$275,854
Insurance - Property/Casualty/Title 3.2%
The Allstate Corporation	28,310	1,317,830
Internet - E*Commerce 0.8%
eBay, Inc. (b)	3,760	345,732
Internet - Internet Content 5.4%
Yahoo! Inc. (b)	61,280	2,226,302
Leisure - Toys/Games/Hobby 2.2%
Marvel Enterprises, Inc. (b)	46,912	915,722
Machinery - Farm 1.0%
Deere & Company	5,800	406,812
Media - Cable TV 0.7%
EchoStar Communications Corporation Class A (b)	9,740	299,505
Medical - Biomedical/Biotechnology 1.1%
Genzyme Corporation (b)	9,590	453,895
Medical - Ethical Drugs 3.0%
Medicis Pharmaceutical Corporation Class A	10,120	404,294
Pfizer, Inc.	24,294	832,798

		1,237,092
Medical - Generic Drugs 4.1%
Teva Pharmaceutical Industries, Ltd. ADR	24,890	1,674,848
Medical - Health Maintenance Organizations 2.9%
Anthem, Inc. (b)	13,415	1,201,447
Medical - Products 6.7%
Alcon, Inc.	7,950	625,268
Boston Scientific Corporation (b)	17,500	749,000
Medtronic, Inc.	15,570	758,570
Zimmer Holdings, Inc. (b)	7,290	642,978

		2,775,816
Medical - Systems/Equipment 2.2%
Fisher Scientific International, Inc. (b)	15,440	891,660
Medical - Wholesale Drugs/Sundries 2.0%
McKesson Corporation	23,800	817,054
Metal Ores - Gold/Silver 1.7%
Newmont Mining Corporation Holding Company	18,130	702,719
Metal Ores - Miscellaneous 2.3%
Phelps Dodge Corporation (b)	12,140	940,971
Oil & Gas - Canadian Exploration & Production 0.4%
Canadian Natural Resources, Ltd.	5,950	177,905
Oil & Gas - Canadian Integrated 1.3%
Suncor Energy, Inc.	21,060	539,347
Oil & Gas - Drilling 1.0%
Nabors Industries, Ltd. (b)	9,040	408,789
Oil & Gas - Field Services 2.1%
Schlumberger, Ltd.	13,880	881,519
Oil & Gas - Production/Pipeline 1.0%
The Williams Companies, Inc.	36,180	430,542
Oil & Gas - United States Exploration & Production 1.5%
Anadarko Petroleum Corporation	10,860	636,396
Retail - Drug Stores 1.0%
CVS Corporation	9,850	413,897
Retail - Major Discount Chains 2.0%
Target Corporation	9,240	392,423
Wal-Mart Stores, Inc.	8,520	449,515

		841,938
Retail/Wholesale - Office Supplies 1.5%
Staples, Inc.	21,470	629,286
Telecommunications - Fiber Optics 2.2%
Corning, Inc. (b)	69,050	901,793
Telecommunications - Wireless Equipment 3.6%
Research in Motion, Ltd. (b)	21,920	1,500,205
Telecommunications - Wireless Services 2.2%
Crown Castle International Corporation (b)	36,060	531,885
NII Holdings, Inc. Class B (b)	10,860	365,873

		897,758

Total Common Stocks (Cost $34,274,486)		40,751,128

Short-Term Investments (a) 1.2%
Repurchase Agreements (c)
ABN AMRO Inc. (Dated 6/30/04), 1.40%, Due 7/01/04 (Repurchase proceeds $200,008); Collateralized by: United States Government & Agency Issues	$200,000	200,000
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $293,706); Collateralized by: United States Government & Agency Issues	293,700	293,700

Total Short-Term Investments (Cost $493,700)		493,700

Total Investments in Securities (Cost $34,768,186) 99.7%		41,244,828
Other Assets and Liabilities, Net 0.3%		142,921

Net Assets 100.0%		$41,387,749

STRONG ADVISOR FOCUS FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 96.2%
Commercial Services - Miscellaneous 4.3%
Jackson Hewitt Tax Service, Inc. (b)	600	$10,500
Paychex, Inc.	2,900	98,252

		108,752
Commercial Services - Schools 7.7%
Apollo Group, Inc. Class A (b)	1,500	132,435
Corinthian Colleges, Inc. (b)	2,600	64,324

		196,759
Computer - Local Networks 7.0%
Cisco Systems, Inc. (b)	3,100	73,470
Polycom, Inc. (b)	4,700	105,327

		178,797
Computer - Manufacturers 5.6%
Dell, Inc. (b)	4,000	143,280
Computer Software - Education/Entertainment 3.2%
Electronic Arts, Inc. (b)	1,500	81,825
Computer Software - Enterprise 2.1%
Mercury Interactive Corporation (b)	1,100	54,813
Cosmetics - Personal Care 0.1%
LIFE TIME FITNESS, Inc. (b)	100	2,100
Electronics - Contract Manufacturing 2.8%
Flextronics International, Ltd. (b)	4,500	71,775
Electronics - Semiconductor Manufacturing 6.6%
Analog Devices, Inc.	1,400	65,912
Microchip Technology, Inc.	1,700	53,618
Silicon Laboratories, Inc. (b)	300	13,905
SiRF Technology Holdings, Inc. (b)	2,600	33,982

		167,417
Finance - Mortgage & Related Services 2.4%
Countrywide Financial Corporation	875	61,469
Financial Services - Miscellaneous 4.9%
First Marblehead Corporation (b)	3,100	124,806
Internet - E*Commerce 10.1%
Amazon.com, Inc. (b)	1,200	65,280
eBay, Inc. (b)	2,100	193,095

		258,375
Internet - Network Security/Solutions 2.0%
Digital River, Inc. (b)	1,600	52,208
Medical - Biomedical/Biotechnology 7.9%
Digene Corporation (b)	2,200	80,366
Gilead Sciences, Inc. (b)	1,800	120,600

		200,966
Medical - Products 2.3%
Boston Scientific Corporation (b)	600	25,680
C.R. Bard, Inc.	600	33,990

		59,670
Medical/Dental - Services 2.8%
Inveresk Research Group, Inc. (b)	2,300	70,932
Oil & Gas - Machinery/Equipment 3.1%
Smith International, Inc. (b)	1,400	78,064
Oil & Gas - United States Exploration & Production 2.6%
XTO Energy, Inc.	2,250	67,027
Retail - Clothing/Shoes 6.8%
Chicos FAS, Inc. (b)	1,000	45,160
Coach, Inc. (b)	1,800	81,342
Ross Stores, Inc.	1,800	48,168

		174,670
Retail - Home Furnishings 0.1%
Design Within Reach, Inc. (b)	100	1,643
Retail - Leisure 1.8%
Dick’s Sporting Goods, Inc. (b)	1,400	46,690
Retail - Miscellaneous 9.3%
Cabela’s, Inc. (b)	100	2,695
PETCO Animal Supplies, Inc. (b)	2,800	90,188
PETsMART, Inc.	4,500	146,025

		238,908
Retail/Wholesale - Building Products 0.7%
Tractor Supply Company (b)	400	16,728

Total Common Stocks (Cost $1,780,862)		2,457,674

Short-Term Investments (a) 2.9%
Repurchase Agreements (c)
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase Proceeds $74,002); Collateralized by: United States Government & Agency Issues	$74,000	74,000

Total Short-Term Investments (Cost $74,000)		74,000

Total Investments in Securities (Cost $1,854,862) 99.1%		2,531,674
Other Assets and Liabilities, Net 0.9%		23,611

Net Assets 100.0%		$2,555,285

STRONG ADVISOR INTERNATIONAL CORE FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 94.6%
Australia 1.8%
BHP Billiton, Ltd.	2,600	$22,783
BlueScope Steel, Ltd.	1,800	8,553

		31,336
Belgium 0.9%
Fortis	700	15,604
Bermuda 0.5%
Jardine Matheson Holdings, Ltd.	765	8,425
Brazil 1.9%
Companhia Vale do Rio Doce Sponsored ADR	400	19,020
Petroleo Brasileiro SA Petrobras Sponsored ADR	500	14,035

		33,055
Canada 2.9%
Bank of Nova Scotia	600	16,124
Encana Corporation	800	34,583

		50,707
Finland 0.9%
UPM-Kymmene Oyj	800	15,253

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	June 30, 2004 (Unaudited)

STRONG ADVISOR INTERNATIONAL CORE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
France 10.2%
Aventis SA	300	$22,783
BNP Paribas SA	400	24,800
Business Objects SA Sponsored ADR (b)	900	20,367
Essilor International SA	500	32,807
Groupe Danone Sponsored ADR	2,000	35,080
L’Oreal SA	300	24,129
Total SA Sponsored ADR	200	19,216

		179,182
Germany 5.7%
E.On AG	300	21,825
Fresenius Medical Care AG	250	18,717
Puma AG	70	17,941
Schering AG	280	16,589
Siemens AG	350	25,427

		100,499
Hong Kong 2.1%
Hutchison Whampoa, Ltd.	2,100	14,417
Swire Pacific, Ltd. A Shares	3,400	22,119

		36,536
Ireland 1.9%
Bank of Ireland	1,800	24,116
Ryanair Holdings PLC ADR (b)	300	9,834

		33,950
Italy 4.1%
Credito Italiano SA	3,400	16,872
ENI Spa	1,800	36,077
Telecom Italia Spa	5,951	18,609

		71,558
Japan 20.9%
Canon, Inc. ADR	600	32,040
The Daimaru, Inc.	2,000	18,283
Disco Corporation	500	21,397
East Japan Railway Company	3	16,907
Hankyu Department Stores, Inc.	2,000	17,539
Hitachi, Ltd.	3,500	24,431
House Foods Corporation	1,300	18,462
iShares MSCI Japan Index Fund	1,500	15,930
Kansai Paint Company, Ltd.	3,000	18,449
Komatsu, Ltd.	2,700	16,514
Lawson, Inc.	200	8,305
Matsumotokiyoshi Company, Ltd.	500	15,203
Mitsubishi Heavy Industries, Ltd.	6,100	16,679
Mitsui Marine and Fire Insurance Company, Ltd.	3,000	28,490
Nippon Telegraph and Telephone Corporation Sponsored ADR	1,000	26,840
Tokyo Gas Company, Ltd.	7,000	24,944
Toyota Motor Corporation	600	24,511
Uni-Charm Corporation	400	20,051

		364,975
Mexico 2.4%
America Movil ADR Series L	400	14,548
Cemex SA de CV Sponsored ADR	500	14,550
Wal-Mart de Mexico SA de CV	4,400	13,111

		42,209
Netherlands 4.9%
ING Groep NV	1,200	28,535
Koninklijke Ahold NV (b)	1,100	8,700
Koninklijke Philips Electronics NV Sponsored ADR - New York Registry Shares	700	19,040
Royal Dutch Petroleum Company - New York Shares	300	15,501
STMicroelectronics NV	600	13,285

		85,061
Singapore 3.9%
DBS Group Holdings, Ltd.	2,600	21,865
Flextronics International, Ltd. (b)	1,500	23,925
Singapore Technologies Engineering, Ltd.	18,000	21,840

		67,630
South Africa 1.3%
Gold Fields, Ltd. Sponsored ADR	2,100	22,071
South Korea 0.6%
Samsung Electronics	25	10,403
Spain 2.3%
Banco Santander Central Hispano SA	1,700	17,793
Telefonica SA Sponsored ADR	514	22,940

		40,733
Sweden 2.5%
Autoliv, Inc.	700	29,456
Sandvik AB	400	13,763

		43,219
Switzerland 5.6%
Nestle SA	115	30,792
Novartis AG Sponsored ADR	600	26,700
UBS AG Registered	320	22,709
Zurich Financial Services AG (b)	110	17,474

		97,675
United Kingdom 17.3%
BP PLC Sponsored ADR	450	24,107
Boots Group PLC	1,050	13,195
Diageo PLC	1,600	21,688
GlaxoSmithKline PLC Sponsored ADR	500	20,730
HBOS PLC	700	8,735
HSBC Holdings PLC	500	7,482
HSBC Holdings PLC (Hong Kong Regulated)	1,200	18,035
iShares Trust MSCI United Kingdom Index Fund	500	8,075
Kingfisher PLC	3,200	16,753
Lloyds TSB Group PLC	2,100	16,545
Reed Elsevier PLC	1,800	17,585
Royal Bank of Scotland PLC	1,000	29,022
Tesco PLC	7,900	38,413
United Utilities PLC	2,200	20,734
Vodafone Group PLC	18,700	41,230

		302,329

Total Common Stocks (Cost $1,323,823)		1,652,410

Short-Term Investments (a) 5.2%
Repurchase Agreements (c)
United States
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $91,202); Collateralized by: United States Government & Agency Issues	$91,200	91,200

Total Short-Term Investments (Cost $91,200)		91,200

Total Investments in Securities (Cost $1,415,023) 99.8%		1,743,610
Other Assets and Liabilities, Net 0.2%		3,873

Net Assets 100.0%		$1,747,483

STRONG ADVISOR SELECT FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 97.9%
Commercial Services - Schools 3.9%
Career Education Corporation (b)	9,650	$439,654
Corinthian Colleges, Inc. (b)	105,900	2,619,966

		3,059,620
Computer - Data Storage 2.9%
EMC Corporation (b)	197,000	2,245,800
Computer - Local Networks 4.2%
Cisco Systems, Inc. (b)	64,760	1,534,812
Polycom, Inc. (b)	76,519	1,714,791

		3,249,603
Computer - Manufacturers 4.0%
Dell, Inc. (b)	86,465	3,097,176
Computer Software - Education/Entertainment 2.3%
Electronic Arts, Inc. (b)	32,410	1,767,965
Computer Software - Enterprise 5.3%
Mercury Interactive Corporation (b)	31,700	1,579,611
SAP AG Sponsored ADR	61,630	2,576,750

		4,156,361
Diversified Operations 5.3%
General Electric Company	24,300	787,320
Tyco International, Ltd.	100,930	3,344,820

		4,132,140
Electronics - Semiconductor Manufacturing 2.8%
Intel Corporation	79,430	2,192,268
Household - Consumer Electronics 4.5%
Harman International Industries, Inc.	38,420	3,496,220
Insurance - Property/Casualty/Title 1.5%
The Allstate Corporation	25,410	1,182,836
Internet - Internet Content 7.2%
Yahoo! Inc. (b)	153,540	5,578,108
Leisure - Toys/Games/Hobby 5.3%
Marvel Enterprises, Inc. (b)	213,755	4,172,498
Media - Cable TV 1.4%
EchoStar Communications Corporation Class A (b)	34,290	1,054,417
Medical - Biomedical/Biotechnology 1.3%
Genzyme Corporation (b)	21,640	1,024,221
Medical - Ethical Drugs 1.7%
Medicis Pharmaceutical Corporation Class A	33,830	1,351,509
Medical - Generic Drugs 3.7%
Teva Pharmaceutical Industries, Ltd. ADR	42,580	2,865,208
Medical - Health Maintenance Organizations 4.3%
Anthem, Inc. (b)	37,300	3,340,588
Medical - Products 5.0%
Alcon, Inc.	9,600	755,040
Cyberonics, Inc. (b)	29,650	989,124
Medtronic, Inc.	28,300	1,378,776
Zimmer Holdings, Inc. (b)	8,800	776,160

		3,899,100
Medical - Systems/Equipment 3.6%
Fisher Scientific International, Inc. (b)	28,700	1,657,425
Varian Medical Systems, Inc. (b)	14,315	1,135,895

		2,793,320
Metal Ores - Gold/Silver 1.9%
Newmont Mining Corporation Holding Company	37,500	1,453,500
Metal Ores - Miscellaneous 3.3%
Phelps Dodge Corporation (b)	33,560	2,601,236
Oil & Gas - Canadian Exploration & Production 0.9%
Canadian Natural Resources, Ltd.	22,300	666,770
Oil & Gas - Canadian Integrated 1.4%
Suncor Energy, Inc.	43,850	1,122,999
Oil & Gas - Drilling 1.9%
Nabors Industries, Ltd. (b)	32,185	1,455,406
Oil & Gas - Field Services 0.5%
Schlumberger, Ltd.	6,100	387,411
Oil & Gas - Machinery/Equipment 2.2%
Grant Prideco, Inc. (b)	94,500	1,744,470
Oil & Gas - United States Exploration & Production 0.7%
Chesapeake Energy Corporation	39,700	584,384
Retail/Wholesale - Office Supplies 1.5%
Staples, Inc.	39,400	1,154,814
Telecommunications - Fiber Optics 3.9%
Corning, Inc. (b)	235,600	3,076,936
Telecommunications - Wireless Equipment 5.8%
Research in Motion, Ltd. (b)	65,840	4,506,090
Telecommunications - Wireless Services 3.7%
Crown Castle International Corporation (b)	107,800	1,590,050
NII Holdings, Inc. Class B (b)	39,690	1,337,156

		2,927,206

Total Common Stocks (Cost $61,393,848)		76,340,180

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	June 30, 2004 (Unaudited)

STRONG ADVISOR SELECT FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Short-Term Investments (a) 3.7%
Repurchase Agreements (c)
ABN AMRO Inc. (Dated 6/30/04), 1.40%, Due 7/01/04 (Repurchase proceeds $1,600,062); Collateralized by: United States Government & Agency Issues	$1,600,000	$1,600,000
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $1,243,926); Collateralized by: United States Government & Agency Issues	1,243,900	1,243,900

Total Short-Term Investments (Cost $2,843,900)		2,843,900

Total Investments in Securities (Cost $64,237,748) 101.6%		79,184,080
Other Assets and Liabilities, Net (1.6%)		(1,231,000)

Net Assets 100.0%		$77,953,080

STRONG ADVISOR TECHNOLOGY FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 100.7%
Commercial Services - Security/Safety 3.2%
Mine Safety Appliances Company	1,500	$50,550
Computer - Data Storage 2.7%
Seagate Technology (b)	3,000	43,290
Computer - Integrated Systems 2.6%
Stratasys, Inc. (b)	1,650	40,854
Computer - Local Networks 5.0%
Brocade Communications Systems, Inc. (b)	6,200	37,076
Cisco Systems, Inc. (b)	1,100	26,070
Emulex Corporation (b)	1,200	17,172

		80,318
Computer - Software Design 4.4%
MSC Software Corporation (b)	3,000	26,850
Magma Design Automation (b)	1,600	30,768
Nassda Corporation (b)	1,900	7,866
Verisity, Ltd. (b)	800	4,800

		70,284
Computer Software - Desktop 2.5%
Microsoft Corporation	1,400	39,984
Computer Software - Education/Entertainment 3.1%
Electronic Arts, Inc. (b)	900	49,095
Computer Software - Enterprise 4.0%
Informatica Corporation (b)	5,200	39,676
Nuance Communications, Inc. (b)	5,100	23,256

		62,932
Computer Software - Financial 1.2%
Corillian Corporation (b)	3,900	19,656
Computer Software - Security 2.0%
VeriSign, Inc. (b)	1,600	31,840
Diversified Operations 4.9%
Agilent Technologies, Inc. (b)	1,500	43,920
Koninklijke Philips Electronics NV Sponsored ADR - New York Registry Shares	1,250	34,000

		77,920
Electronics - Contract Manufacturing 3.1%
TTM Technologies, Inc. (b)	4,100	48,585
Electronics - Miscellaneous Components 3.7%
Rogers Corporation (b)	850	59,415
Electronics - Scientific Measuring 2.3%
FEI Company (b)	1,500	35,865
Electronics - Semiconductor Manufacturing 23.0%
ASM International NV (b)	2,000	41,360
ATI Technologies, Inc. (b)	1,800	33,948
Cymer, Inc. (b)	900	33,696
LSI Logic Corporation (b)	6,200	47,244
Linear Technology Corporation	1,350	53,284
LogicVision, Inc. (b)	2,000	5,600
Mattson Technology, Inc. (b)	2,300	27,646
Photronics, Inc. (b)	2,600	49,244
Sigma Designs, Inc. (b)	2,600	20,748
Texas Instruments, Inc.	950	22,971
Xilinx, Inc.	900	29,979

		365,720
Internet - E*Commerce 3.5%
eBay, Inc. (b)	600	55,170
Internet - Software 4.3%
Ariba, Inc. (b)	16,400	32,472
BEA Systems, Inc. (b)	2,000	16,440
Online Resources & Communications Corporation (b)	2,900	19,662

		68,574
Leisure - Movies & Related 4.5%
Avid Technology, Inc. (b)	1,300	70,941
Medical - Biomedical/Biotechnology 3.6%
CYTOGEN Corporation (b)	1,300	20,670
Martek Biosciences Corporation (b)	400	22,468
Nymox Pharmaceutical Corporation (b)	3,700	13,912

		57,050
Medical - Genetics 4.5%
Diversa Corporation (b)	2,100	21,273
Genencor International, Inc. (b)	3,100	50,747

		72,020
Oil & Gas - Machinery/Equipment 2.4%
FMC Technologies, Inc. (b)	1,300	37,440
Telecommunications - Wireless Equipment 7.2%
Garmin, Ltd.	400	14,816
Motorola, Inc.	2,500	45,625
Trimble Navigation, Ltd. (b)	1,950	54,191

		114,632
Telecommunications - Wireless Services 3.0%
Nextel Communications, Inc. Class A (b)	1,800	47,988

Total Common Stocks (Cost $1,499,430)		1,600,123

STRONG ADVISOR TECHNOLOGY FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Short-Term Investments (a) 1.3%
Repurchase Agreements (c)
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $19,700); Collateralized by: United States Government & Agency Issues	$19,700	$19,700

Total Short-Term Investments (Cost $19,700)		19,700

Total Investments in Securities (Cost $1,519,130) 102.0%		1,619,823
Other Assets and Liabilities, Net (2.0%)		(31,406)

Net Assets 100.0%		$1,588,417

STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 98.9%
Commercial Services - Advertising 1.6%
aQuantive, Inc. (b)	9,350	$92,378
Commercial Services - Market Research 1.9%
CoStar Group, Inc. (b)	2,360	108,395
Commercial Services - Schools 3.3%
Career Education Corporation (b)	1,037	47,246
Corinthian Colleges, Inc. (b)	5,530	136,812

		184,058
Commercial Services - Staffing 1.6%
Gevity HR, Inc.	3,520	92,189
Computer - IT Services 1.5%
Cognizant Technology Solutions Corporation (b)	3,350	85,123
Computer Software - Desktop 1.6%
Sonic Solutions (b)	4,380	93,075
Computer Software - Medical 3.3%
eResearch Technology, Inc. (b)	6,723	188,244
Electronics - Contract Manufacturing 0.8%
TTM Technologies, Inc. (b)	3,800	45,030
Electronics - Scientific Measuring 1.3%
Cognex Corporation	1,915	73,689
Electronics - Semiconductor Manufacturing 15.1%
Cree, Inc. (b)	2,445	56,920
Cymer, Inc. (b)	1,545	57,845
DSP Group, Inc. (b)	3,195	87,032
ESS Technology, Inc. (b)	6,625	70,954
Genesis Microchip, Inc. (b)	5,430	74,771
Integrated Silicon Solution, Inc. (b)	8,615	105,189
OmniVision Technologies, Inc. (b)	3,610	57,579
Rudolph Technologies, Inc. (b)	4,060	73,851
Silicon Laboratories, Inc. (b)	2,750	127,463
Trident Microsystems, Inc. (b)	7,692	86,227
Varian Semiconductor Equipment Associates, Inc. (b)	1,515	58,418

		856,249
Finance - Consumer/Commercial Loans 1.4%
United PanAm Financial Corporation (b)	4,720	80,476
Financial Services - Miscellaneous 2.1%
Investors Financial Services Corporation	2,735	119,191
Insurance - Property/Casualty/Title 1.5%
ProAssurance Corporation (b)	2,460	83,911
Internet - E*Commerce 2.8%
Netflix, Inc. (b)	2,645	95,088
University of Phoenix Online (b)	715	62,627

		157,715
Internet - Internet Content 1.3%
Ask Jeeves, Inc. (b)	1,910	74,547
Internet - Internet Service Provider 1.0%
United Online, Inc. (b)	3,195	56,264
Internet - Network Security/Solutions 3.0%
Blue Coat Systems, Inc. (b)	2,120	70,999
Packeteer, Inc. (b)	5,975	96,496

		167,495
Machinery - Construction/Mining 3.9%
A.S.V., Inc. (b)	3,080	96,435
Joy Global, Inc.	4,220	126,347

		222,782
Medical - Biomedical/Biotechnology 3.7%
Ciphergen Biosystems, Inc. (b)	7,330	53,656
Immunicon Corporation (b)	5,950	46,767
Martek Biosciences Corporation (b)	1,950	109,531

		209,954
Medical - Ethical Drugs 2.8%
Salix Pharmaceuticals, Ltd. (b)	4,815	158,654
Medical - Generic Drugs 0.7%
American Pharmaceutical Partners, Inc. (b)	1,365	41,469
Medical - Outpatient/Home Care 1.1%
LCA-Vision, Inc. (b)	2,220	64,669
Medical - Products 1.6%
EPIX Medical, Inc. (b)	4,350	91,785
Medical - Systems/Equipment 2.1%
Kyphon, Inc. (b)	4,125	116,242
Medical/Dental - Services 3.1%
American Healthways, Inc. (b)	6,590	175,426
Oil & Gas - United States Exploration & Production 9.9%
KCS Energy, Inc. (b)	4,350	57,942
Penn Virginia Corporation	6,020	217,382
Quicksilver Resources, Inc. (b)	1,930	129,445
Range Resources Corporation	4,410	64,386
Ultra Petroleum Corporation (b)	2,490	92,952

		562,107
Retail - Clothing/Shoes 4.5%
Hot Topic, Inc. (b)	2,060	42,209
Pacific Sunwear of California, Inc. (b)	2,612	51,117
Urban Outfitters, Inc. (b)	2,625	159,889

		253,215

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	June 30, 2004 (Unaudited)

STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Retail - Home Furnishings 1.0%
Select Comfort Corporation (b)	1,885	$53,534
Retail - Miscellaneous 3.6%
Gander Mountain Company (b)	3,730	85,603
Sharper Image Corporation (b)	3,790	118,968

		204,571
Retail - Restaurants 3.7%
The Cheesecake Factory, Inc. (b)	1,990	79,182
Chicago Pizza & Brewery, Inc. (b)	5,660	86,089
P.F. Chang’s China Bistro, Inc. (b)	1,060	43,619

		208,890
Retail/Wholesale - Building Products 2.8%
Tractor Supply Company (b)	3,750	156,825
Telecommunications - Wireless Equipment 0.9%
Sierra Wireless, Inc. (b)	1,320	48,880
Telecommunications - Wireless Services 5.1%
@Road, Inc. (b)	7,305	55,883
Alamosa Holdings, Inc. (b)	20,110	147,808
Nextel Communications, Inc. Class A (b)	3,160	84,246

		287,937
Transportation - Truck 3.3%
J.B. Hunt Transport Services, Inc.	3,250	125,385
Landstar Systems, Inc. (b)	1,115	58,950

		184,335

Total Common Stocks (Cost $4,770,633)		5,599,304

Short-Term Investments (a) 0.7%
Repurchase Agreements (c)
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $36,001); Collateralized by: United States Government & Agency Issues	$36,000	36,000

Total Short-Term Investments (Cost $36,000)		36,000

Total Investments in Securities (Cost $4,806,633) 99.6%		5,635,304
Other Assets and Liabilities, Net 0.4%		24,909

Net Assets 100.0%		$5,660,213

STRONG ADVISOR UTILITIES AND ENERGY FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 95.6%
Building Products - Wood 0.7%
Whiting Petroleum Corporation (b)	2,000	$50,300
Chemicals - Specialty 2.8%
Ashland, Inc.	4,000	211,240
Diversified Operations 1.6%
MDU Resources Group, Inc.	5,000	120,150
Oil & Gas - Canadian Integrated 0.3%
Suncor Energy, Inc.	1,000	25,610
Oil & Gas - Drilling 4.2%
Nabors Industries, Ltd. (b)	7,000	316,540
Oil & Gas - Field Services 1.7%
Schlumberger, Ltd.	2,000	127,020
Oil & Gas - International Integrated 10.0%
BP PLC Sponsored ADR	6,000	321,420
ChevronTexaco Corporation	1,000	94,110
ConocoPhillips	3,000	228,870
Exxon Mobil Corporation	1,500	66,615
Royal Dutch Petroleum Company - New York Shares	1,000	51,670

		762,685
Oil & Gas - United States Exploration & Production 8.6%
Anadarko Petroleum Corporation	2,500	146,500
Devon Energy Corporation	2,500	165,000
Occidental Petroleum Corporation	7,000	338,870

		650,370
Oil & Gas - United States Integrated 2.0%
Questar Corporation	4,000	154,560
Telecommunications - Services 2.1%
BellSouth Corporation	2,500	65,550
SBC Communications, Inc.	1,000	24,250
Verizon Communications, Inc.	2,000	72,380

		162,180
Telecommunications - Services Foreign 2.6%
BCE, Inc.	10,000	200,400
Telecommunications - Wireless Services 0.4%
Vodafone Group PLC Sponsored ADR	1,500	33,150
Transportation - Ship 2.0%
Teekay Shipping Corporation	4,000	149,520
Utility - Electric Power 42.1%
The AES Corporation (b)	2,000	19,860
CMS Energy Corporation (b)	2,000	18,260
Calpine Corporation (b)	60,000	259,200
Constellation Energy Group, Inc.	20,000	758,000
Dominion Resources, Inc.	4,000	252,320
Duke Energy Corporation	11,000	223,190
Exelon Corporation	10,000	332,900
FPL Group, Inc.	4,000	255,800
Great Plains Energy, Inc.	10,000	297,000
Public Service Enterprise Group, Inc.	3,000	120,090
TXU Corporation	7,000	283,570
WPS Resources Corporation	4,000	185,400
Wisconsin Energy Corporation	6,000	195,660

		3,201,250
Utility - Gas Distribution 14.5%
Energen Corporation	1,000	47,990
ONEOK, Inc.	24,000	527,760
Sempra Energy	10,000	344,300
South Jersey Industries, Inc.	2,000	88,000
Southwest Gas Corporation	4,000	96,520

		1,104,570

Total Common Stocks (Cost $6,267,060)		7,269,545

STRONG ADVISOR UTILITIES AND ENERGY FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Short-Term Investments (a) 5.1%
Repurchase Agreements (c)
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $389,308); Collateralized by: United States Government & Agency Issues	$389,300	$389,300

Total Short-Term Investments (Cost $389,300)		389,300

Total Investments in Securities (Cost $6,656,360) 100.7%		7,658,845
Other Assets and Liabilities, Net (0.7%)		(57,402)

Net Assets 100.0%		$7,601,443

STRONG ADVISOR LARGE COMPANY CORE FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 96.8%
Aerospace - Defense 0.8%
The Boeing Company	17,750	$906,847
Apparel - Shoes & Related Manufacturing 2.1%
NIKE, Inc. Class B	31,850	2,412,638
Auto Manufacturer 2.5%
Ford Motor Company	184,500	2,887,425
Auto/Truck - Original Equipment 2.2%
Eaton Corporation	39,400	2,550,756
Banks - Money Center 3.9%
Bank of America Corporation	32,300	2,733,226
Citigroup, Inc.	39,300	1,827,450

		4,560,676
Banks - Super Regional 2.1%
Wachovia Corporation	56,050	2,494,225
Beverages - Soft Drinks 2.4%
The Pepsi Bottling Group, Inc.	92,700	2,831,058
Building - Paint & Allied Products 2.4%
Sherwin Williams Company	68,700	2,854,485
Building Products - Wood 2.6%
Georgia-Pacific Corporation	82,000	3,032,360
Computer - IT Services 2.3%
Amdocs, Ltd. (b)	116,300	2,724,909
Computer - Local Networks 2.2%
Cisco Systems, Inc. (b)	109,000	2,583,300
Diversified Operations 1.2%
General Electric Company	5,010	162,324
3M Co.	13,850	1,246,639

		1,408,963
Electronics - Contract Manufacturing 1.9%
Sanmina-SCI Corporation (b)	251,300	2,286,830
Electronics - Military Systems 1.1%
L-3 Communications Corporation	19,300	1,289,240
Electronics - Semiconductor Manufacturing 3.5%
Intel Corporation	72,500	2,001,000
Texas Instruments, Inc.	86,100	2,081,898

		4,082,898
Finance - Consumer/Commercial Loans 4.5%
CIT Group, Inc.	73,200	2,802,828
MBNA Corporation	94,100	2,426,839

		5,229,667
Finance - Savings & Loan 2.5%
Golden West Financial Corporation	14,750	1,568,662
Washington Mutual, Inc.	34,750	1,342,740

		2,911,402
Financial Services - Miscellaneous 1.2%
American Express Company	28,100	1,443,778
Food - Flour & Grain 2.3%
Archer Daniels Midland Company	160,700	2,696,546
Food - Meat Products 2.5%
Tyson Foods, Inc. Class A	141,500	2,964,425
Insurance - Diversified 3.0%
American International Group, Inc.	24,450	1,742,796
Prudential Financial, Inc.	39,750	1,847,183

		3,589,979
Insurance - Life 1.3%
Lincoln National Corporation	32,000	1,512,000
Insurance - Property/Casualty/Title 1.6%
The Allstate Corporation	41,000	1,908,550
Leisure - Services 2.5%
Cendant Corporation	120,150	2,941,272
Media - Radio/TV 2.3%
The Walt Disney Company	106,200	2,707,038
Medical - Generic Drugs 1.0%
Teva Pharmaceutical Industries, Ltd. ADR	17,250	1,160,753
Medical - Health Maintenance Organizations 4.4%
Aetna, Inc.	30,900	2,626,500
UnitedHealth Group, Inc.	41,350	2,574,038

		5,200,538
Medical - Products 3.3%
Alcon, Inc.	33,750	2,654,437
Boston Scientific Corporation (b)	27,100	1,159,880

		3,814,317
Medical/Dental - Supplies 2.4%
Becton, Dickinson & Company	54,400	2,817,920
Metal Products - Fasteners 1.0%
Illinois Tool Works, Inc.	12,800	1,227,392
Oil & Gas - International Integrated 4.5%
ConocoPhillips	31,050	2,368,804
Exxon Mobil Corporation	64,648	2,871,018

		5,239,822

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	June 30, 2004 (Unaudited)

STRONG ADVISOR LARGE COMPANY CORE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Oil & Gas - United States Exploration & Production 4.6%
Burlington Resources, Inc.	66,200	$2,395,116
Devon Energy Corporation	29,308	1,934,328
EOG Resources, Inc.	17,450	1,041,939

		5,371,383
Oil & Gas - United States Integrated 2.4%
Marathon Oil Corporation	74,700	2,826,648
Retail - Clothing/Shoes 1.8%
The Gap, Inc.	86,000	2,085,500
Retail - Department Stores 2.7%
Federated Department Stores, Inc.	64,250	3,154,675
Retail - Restaurants 2.1%
McDonald’s Corporation	94,200	2,449,200
Retail/Wholesale - Auto Parts 1.4%
AutoZone, Inc. (b)	20,600	1,650,060
Retail/Wholesale - Building Products 3.4%
The Home Depot, Inc.	78,100	2,749,120
Lowe’s Companies, Inc.	22,850	1,200,767

		3,949,887
Telecommunications - Wireless Equipment 2.5%
Motorola, Inc.	161,350	2,944,638
Utility - Electric Power 2.4%
Edison International	111,800	2,858,726

Total Common Stocks (Cost $105,010,878)		113,562,726

Short-Term Investments (a) 5.2%
Repurchase Agreements (c)
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $6,129,728); Collateralized by: United States Government & Agency Issues	$6,129,600	6,129,600

Total Short-Term Investments (Cost $6,129,600)		6,129,600

Total Investments in Securities (Cost $111,140,478) 102.0%		119,692,326
Other Assets and Liabilities, Net (2.0%)		(2,368,050)

Net Assets 100.0%		$117,324,276

CURRENCY ABBREVIATIONS

CAD	— Canadian Dollars
CHF	— Swiss Franc

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	Non-income producing security.
(c)	See Note 2(J) of Notes to Financial Statements.
(d)	Affiliated Issuer (See Note 9 of Notes to Financial Statements.)
(e)	All or a portion of these securities are held in conjunction with open written option contracts.
(f)	All or a portion of security is on loan. See Note 2(K) of Notes to Financial Statements.
(g)	Restricted and Illiquid security.
(h)	Security trades in foreign currency and is converted to U.S. dollars daily using current exchange rates.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2004 (Unaudited)

	(In Thousands)

	Strong Advisor Common Stock Fund	Strong Advisor Mid Cap Growth Fund	Strong Advisor Small Cap Value Fund
Assets:
Investments in Securities, at Value
Unaffiliated Issuers (Cost of $1,207,364, $48,828, and $1,292,385, respectively)	$1,547,712	$62,989	$1,775,966
Affiliated Issuers (Cost of $0, $0, and $189,833, respectively)	—	—	260,726
Receivable for Securities Sold	11,547	1,249	6,431
Receivable for Fund Shares Sold	144	27	313
Dividends and Interest Receivable	731	13	295
Other Assets	255	28	297

Total Assets	1,560,389	64,306	2,044,028

Liabilities:
Payable for Securities Purchased	3,950	170	1,019
Written Options, at Value (Premiums Received of $0, $0, and $1,257, respectively)	—	—	1,506
Payable for Fund Shares Redeemed	538	62	1,285
Payable Upon Return of Securities on Loan	91,631	112	—
Cash Overdraft Liability	—	—	16
Accrued Operating Expenses and Other Liabilities	399	39	553

Total Liabilities	96,518	383	4,379

Net Assets	$1,463,871	$63,923	$2,039,649

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$1,100,041	$162,650	$1,318,043
Undistributed Net Investment Income (Loss)	(1,821)	(510)	(11,341)
Undistributed Net Realized Gain (Loss)	25,299	(112,378)	178,722
Net Unrealized Appreciation (Depreciation)	340,352	14,161	554,225

Net Assets	$1,463,871	$63,923	$2,039,649

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

June 30, 2004 (Unaudited)

	Strong Advisor Common Stock Fund	Strong Advisor Mid Cap Growth Fund	Strong Advisor Small Cap Value Fund
Class A
Net Assets	$78,738,247	$9,315,412	$562,316,104
Capital Shares Outstanding (Unlimited Number Authorized)	3,507,252	754,550	19,582,915

Net Asset Value Per Share	$22.45	$12.35	$28.71

Public Offering Price Per Share ($22.45 divided by .9425, $12.35 divided by .9425, and $28.71 divided by .9425, respectively)	$23.82	$13.10	$30.46

Class B
Net Assets	$38,308,402	$2,851,598	$126,240,126
Capital Shares Outstanding (Unlimited Number Authorized)	1,748,369	237,006	4,515,476

Net Asset Value Per Share	$21.91	$12.03	$27.96

Class C
Net Assets	$30,086,438	$631,259	$151,023,244
Capital Shares Outstanding (Unlimited Number Authorized)	1,373,064	52,474	5,392,873

Net Asset Value Per Share	$21.91	$12.03	$28.00

Class Z
Net Assets	$1,316,738,133	$51,124,631	$1,200,069,533
Capital Shares Outstanding (Unlimited Number Authorized)	58,122,183	4,155,742	41,554,883

Net Asset Value Per Share	$22.65	$12.30	$28.88

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

June 30, 2004 (Unaudited)

(In Thousands)

Strong Advisor U.S. Value Fund
Assets:
Investments in Securities, at Value (Cost of $297,635)	$348,243
Receivable for Fund Shares Sold	8
Dividends and Interest Receivable	574
Other Assets	62

Total Assets	348,887

Liabilities:
Payable for Securities Purchased	1,321
Payable for Fund Shares Redeemed	13
Payable Upon Return of Securities on Loan	7,404
Accrued Operating Expenses and Other Liabilities	139

Total Liabilities	8,877

Net Assets	$340,010

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$283,298
Undistributed Net Investment Income (Loss)	190
Undistributed Net Realized Gain (Loss)	5,915
Net Unrealized Appreciation (Depreciation)	50,607

Net Assets	$340,010

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

June 30, 2004 (Unaudited)

Strong Advisor U.S. Value Fund
Class A
Net Assets	$4,037,820
Capital Shares Outstanding (Unlimited Number Authorized)	219,664

Net Asset Value Per Share	$18.38

Public Offering Price Per Share ($18.38 divided by .9425)	$19.50

Class B
Net Assets	$5,907,996
Capital Shares Outstanding (Unlimited Number Authorized)	321,709

Net Asset Value Per Share	$18.36

Class C
Net Assets	$4,352,581
Capital Shares Outstanding (Unlimited Number Authorized)	238,064

Net Asset Value Per Share	$18.28

Class K
Net Assets	$83,200,795
Capital Shares Outstanding (Unlimited Number Authorized)	4,561,078

Net Asset Value Per Share	$18.24

Class Z
Net Assets	$242,511,293
Capital Shares Outstanding (Unlimited Number Authorized)	13,106,036

Net Asset Value Per Share	$18.50

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

June 30, 2004 (Unaudited)

	(In Thousands, Except As Noted)

	Strong Advisor Endeavor Large Cap Fund	Strong Advisor Focus Fund	Strong Advisor International Core Fund
Assets:
Investments in Securities, at Value (Cost of $34,768, $1,855, and $1,415, respectively)	$41,245	$2,532	$1,744
Receivable for Securities Sold	814	34	—
Dividends and Interest Receivable	28	—	5
Other Assets	18	16	8

Total Assets	42,105	2,582	1,757

Liabilities:
Payable for Securities Purchased	699	16	—
Accrued Operating Expenses and Other Liabilities	18	11	10

Total Liabilities	717	27	10

Net Assets	$41,388	$2,555	$1,747

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$38,373	$6,156	$1,383
Undistributed Net Investment Income (Loss)	(210)	(23)	25
Undistributed Net Realized Gain (Loss)	(3,252)	(4,255)	10
Net Unrealized Appreciation (Depreciation)	6,477	677	329

Net Assets	$41,388	$2,555	$1,747

Class A ($ and shares in full)
Net Assets	$40,111,543	$1,184,795	$622,282
Capital Shares Outstanding (Unlimited Number Authorized)	3,770,754	181,681	51,675

Net Asset Value Per Share	$10.64	$6.52	$12.04

Public Offering Price Per Share ($10.64 divided by .9425, $6.52 divided by .9425, and $12.04 divided by .9425, respectively)	$11.29	$6.92	$12.77

Class B ($ and shares in full)
Net Assets	$849,649	$1,087,296	$891,363
Capital Shares Outstanding (Unlimited Number Authorized)	81,052	170,319	74,156

Net Asset Value Per Share	$10.48	$6.38	$12.02

Class C ($ and shares in full)
Net Assets	$426,557	$283,194	$233,838
Capital Shares Outstanding (Unlimited Number Authorized)	40,707	44,383	19,476

Net Asset Value Per Share	$10.48	$6.38	$12.01

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

June 30, 2004 (Unaudited)

	(In Thousands, Except As Noted)

	Strong Advisor Select Fund	Strong Advisor Technology Fund	Strong Advisor U.S. Small/Mid Cap Growth Fund
Assets:
Investments in Securities, at Value (Cost of $64,238, $1,519, and $4,807, respectively)	$79,184	$1,620	$5,635
Receivable for Securities Sold	798	—	—
Receivable for Fund Shares Sold	181	—	19
Dividends and Interest Receivable	19	—	—
Other Assets	26	15	15

Total Assets	80,208	1,635	5,669

Liabilities:
Payable for Securities Purchased	2,221	—	—
Payable for Fund Shares Redeemed	7	39	2
Accrued Operating Expenses and Other Liabilities	27	8	7

Total Liabilities	2,255	47	9

Net Assets	$77,953	$1,588	$5,660

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$61,115	$2,114	$5,074
Undistributed Net Investment Income (Loss)	(499)	(16)	(67)
Undistributed Net Realized Gain (Loss)	2,391	(611)	(176)
Net Unrealized Appreciation (Depreciation)	14,946	101	829

Net Assets	$77,953	$1,588	$5,660

Class A ($ and shares in full)
Net Assets	$76,037,056	$836,897	$2,532,381
Capital Shares Outstanding (Unlimited Number Authorized)	8,311,832	121,687	228,188

Net Asset Value Per Share	$9.15	$6.88	$11.10

Public Offering Price Per Share ($9.15 divided by .9425, $6.88 divided by .9425, and $11.10 divided by .9425, respectively)	$9.71	$7.30	$11.78

Class B ($ and shares in full)
Net Assets	$931,630	$538,825	$1,585,555
Capital Shares Outstanding (Unlimited Number Authorized)	104,498	79,494	142,922

Net Asset Value Per Share	$8.92	$6.78	$11.09

Class C ($ and shares in full)
Net Assets	$984,394	$212,695	$1,542,277
Capital Shares Outstanding (Unlimited Number Authorized)	110,413	31,487	138,907

Net Asset Value Per Share	$8.92	$6.75	$11.10

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

June 30, 2004 (Unaudited)

(In Thousands, Except As Noted)

Strong Advisor Utilities and Energy Fund
Assets:
Investments in Securities, at Value (Cost of $6,656)	$7,659
Dividends and Interest Receivable	19
Other Assets	19

Total Assets	7,697

Liabilities:
Payable for Securities Purchased	79
Payable for Fund Shares Redeemed	7
Accrued Operating Expenses and Other Liabilities	10

Total Liabilities	96

Net Assets	$7,601

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$6,118
Undistributed Net Investment Income (Loss)	6
Undistributed Net Realized Gain (Loss)	475
Net Unrealized Appreciation (Depreciation)	1,002

Net Assets	$7,601

Class A ($ and shares in full)
Net Assets	$7,120,589
Capital Shares Outstanding (Unlimited Number Authorized)	640,316

Net Asset Value Per Share	$11.12

Public Offering Price Per Share ($11.12 divided by .9425)	$11.80

Class B ($ and shares in full)
Net Assets	$283,523
Capital Shares Outstanding (Unlimited Number Authorized)	25,496

Net Asset Value Per Share	$11.12

Class C ($ and shares in full)
Net Assets	$197,331
Capital Shares Outstanding (Unlimited Number Authorized)	17,765

Net Asset Value Per Share	$11.11

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

June 30, 2004 (Unaudited)

(In Thousands, Except As Noted)

Strong Advisor Large Company Core Fund
Assets:
Investments in Securities, at Value (Cost of $111,140)	$119,692
Receivable for Securities Sold	2,211
Receivable for Fund Shares Sold	46
Dividends and Interest Receivable	81
Other Assets	38

Total Assets	122,068

Liabilities:
Payable for Securities Purchased	4,520
Payable for Fund Shares Redeemed	194
Accrued Operating Expenses and Other Liabilities	30

Total Liabilities	4,744

Net Assets	$117,324

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$102,303
Undistributed Net Investment Income (Loss)	(97)
Undistributed Net Realized Gain (Loss)	6,566
Net Unrealized Appreciation (Depreciation)	8,552

Net Assets	$117,324

Class A ($ and shares in full)
Net Assets	$61,404,932
Capital Shares Outstanding (Unlimited Number Authorized)	5,619,631

Net Asset Value Per Share	$10.93

Public Offering Price Per Share ($10.93 divided by .9425)	$11.60

Class B ($ and shares in full)
Net Assets	$8,845,769
Capital Shares Outstanding (Unlimited Number Authorized)	822,108

Net Asset Value Per Share	$10.76

Class C ($ and shares in full)
Net Assets	$7,872,013
Capital Shares Outstanding (Unlimited Number Authorized)	731,899

Net Asset Value Per Share	$10.76

Class K ($ and shares in full)
Net Assets	$39,201,562
Capital Shares Outstanding (Unlimited Number Authorized)	3,567,043

Net Asset Value Per Share	$10.99

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2004 (Unaudited)

	(In Thousands)

	Strong Advisor Common Stock Fund	Strong Advisor Mid Cap Growth Fund	Strong Advisor Small Cap Value Fund
Income:
Dividends – Unaffiliated Issuers (net of foreign withholding taxes of $74, $2, and $127, respectively)	$8,247	$99	$4,206
Dividends – Affiliated Issuers	—	—	291
Interest	427	8	516

Total Income	8,674	107	5,013

Expenses (Note 4):
Investment Advisory Fees	5,739	248	7,913
Administrative Fees	2,296	99	3,165
Custodian Fees	46	8	78
Shareholder Servicing Costs	1,681	156	2,698
Reports to Shareholders	256	53	396
12b-1 Fees	453	30	2,179
Other	237	46	295

Total Expenses before Expense Offsets	10,708	640	16,724
Expense Offsets	(213)	(23)	(370)

Expenses, Net	10,495	617	16,354

Net Investment Income (Loss)	(1,821)	(510)	(11,341)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	139,387	6,397	190,792
Foreign Currencies	8	—	—
Written Options	—	—	(2,475)

Net Realized Gain (Loss)	139,395	6,397	188,317
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(103,948)	(2,329)	(65,258)
Foreign Currencies	(5)	—	—
Written Options	—	—	1,635

Net Change in Unrealized Appreciation/Depreciation	(103,953)	(2,329)	(63,623)

Net Gain (Loss) on Investments	35,442	4,068	124,694

Net Increase (Decrease) in Net Assets Resulting from Operations	$33,621	$3,558	$113,353

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Six Months Ended June 30, 2004 (Unaudited)

(In Thousands)

Strong Advisor U.S. Value Fund
Income:
Dividends (net of foreign withholding taxes of $6)	$3,771
Interest	28

Total Income	3,799

Expenses (Note 4):
Investment Advisory Fees	883
Administrative Fees	461
Custodian Fees	12
Shareholder Servicing Costs	492
Reports to Shareholders	128
12b-1 Fees	55
Other	92

Total Expenses before Expense Offsets	2,123
Expense Offsets	(68)

Expenses, Net	2,055

Net Investment Income (Loss)	1,744

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	11,160
Futures Contracts	(15)
Written Options	33

Net Realized Gain (Loss)	11,178
Net Change in Unrealized Appreciation/Depreciation on Investments	1,885

Net Gain (Loss) on Investments	13,063

Net Increase (Decrease) in Net Assets Resulting from Operations	$14,807

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Six Months Ended June 30, 2004 (Unaudited)

	(In Thousands)

	Strong Advisor Endeavor Large Cap Fund	Strong Advisor Focus Fund	Strong Advisor International Core Fund
Income:
Dividends (net of foreign withholding taxes of $3, $0, and $3, respectively)	$113	$3	$25
Interest	3	—	—

Total Income	116	3	25

Expenses (Note 4):
Investment Advisory Fees	145	10	6
Administrative Fees	58	4	2
Custodian Fees	5	3	6
Shareholder Servicing Costs	39	3	2
Reports to Shareholders	3	4	1
12b-1 Fees	53	9	6
Professional Fees	9	7	7
Federal and State Registration Fees	19	18	17
Other	4	1	1

Total Expenses before Expense Offsets	335	59	48
Expense Offsets	(9)	(33)	(48)

Expenses, Net	326	26	—

Net Investment Income (Loss)	(210)	(23)	25

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments	2,611	320	50
Net Change in Unrealized Appreciation/Depreciation on Investments	3	(63)	2

Net Gain (Loss) on Investments	2,614	257	52

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,404	$234	$77

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Six Months Ended June 30, 2004 (Unaudited)

	(In Thousands)

	Strong Advisor Select Fund	Strong Advisor Technology Fund	Strong Advisor U.S. Small/Mid Cap Growth Fund
Income:
Dividends (net of foreign withholding taxes of $4, $0, and $0, respectively)	$95	$1	$3
Interest	6	—	—

Total Income	101	1	3

Expenses (Note 4):
Investment Advisory Fees	284	6	21
Administrative Fees	114	2	9
Custodian Fees	6	1	2
Shareholder Servicing Costs	76	2	6
12b-1 Fees	100	5	18
Professional Fees	12	6	7
Federal and State Registration Fees	18	18	19
Other	6	2	3

Total Expenses before Expense Offsets	616	42	85
Expenses Offsets	(16)	(25)	(15)

Expenses, Net	600	17	70

Net Investment Income (Loss)	(499)	(16)	(67)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments	8,364	153	71
Net Change in Unrealized Appreciation/Depreciation on Investments	(791)	(222)	(69)

Net Gain (Loss) on Investments	7,573	(69)	2

Net Increase (Decrease) in Net Assets Resulting from Operations	$7,074	$(85)	$(65)

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Six Months Ended June 30, 2004 (Unaudited)

(In Thousands)

Strong Advisor Utilities and Energy Fund
Income:
Dividends (net of foreign withholding taxes of $4)	$145
Interest	2

Total Income	147

Expenses (Note 4):
Investment Advisory Fees	38
Administrative Fees	15
Custodian Fees	4
Shareholder Servicing Costs	10
12b-1 Fees	14
Professional Fees	7
Federal and State Registration Fees	20
Other	1

Total Expenses before Expense Offsets	109
Expense Offsets	(2)

Expenses, Net	107

Net Investment Income (Loss)	40

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments	921
Net Change in Unrealized Appreciation/Depreciation on Investments	(536)

Net Gain (Loss) on Investments	385

Net Increase (Decrease) in Net Assets Resulting from Operations	$425

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Six Months Ended June 30, 2004 (Unaudited)

(In Thousands)

Strong Advisor Large Company Core Fund
Income:
Dividends (net of foreign withholding taxes of $7)	$689
Interest	57

Total Income	746

Expenses (Note 4):
Investment Advisory Fees	437
Administrative Fees	166
Custodian Fees	7
Shareholder Servicing Costs	118
12b-1 Fees	160
Other	54

Total Expenses before Expense Offsets	942
Expense Offsets	(99)

Expenses, Net	843

Net Investment Income (Loss)	(97)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments	7,747
Net Change in Unrealized Appreciation/Depreciation on Investments	(4,505)

Net Gain (Loss) on Investments	3,242

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,145

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	(In Thousands)

	Strong Advisor Common Stock Fund		Strong Advisor Mid Cap Growth Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)		(Unaudited)
Operations:
Net Investment Income (Loss)	$(1,821)	$(7,290)	$(510)	$(1,218)
Net Realized Gain (Loss)	139,395	76,043	6,397	11,159
Net Change in Unrealized Appreciation/Depreciation	(103,953)	450,650	(2,329)	16,288

Net Increase (Decrease) in Net Assets Resulting from Operations	33,621	519,403	3,558	26,229
Distributions From Net Investment Income	—	—	—	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(160,728)	(384,712)	(10,952)	(29,181)

Total Increase (Decrease) in Net Assets	(127,107)	134,691	(7,394)	(2,952)
Net Assets:
Beginning of Period	1,590,978	1,456,287	71,317	74,269

End of Period	$1,463,871	$1,590,978	$63,923	$71,317

Undistributed Net Investment Income (Loss)	$(1,821)	$—	$(510)	$—

	Strong Advisor Small Cap Value Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Operations:
Net Investment Income (Loss)	$(11,341)	$(9,098)
Net Realized Gain (Loss)	188,317	82,632
Net Change in Unrealized Appreciation/Depreciation	(63,623)	595,643

Net Increase (Decrease) in Net Assets Resulting from Operations	113,353	669,177
Distributions:
From Net Investment Income:
Class A	—	(248)
Class B	—	(48)
Class C	—	(61)
Class Z	—	(436)
From Net Realized Gains:
Class A	(6,781)	(15,533)
Class B	(1,326)	(2,975)
Class C	(1,615)	(3,815)
Class Z	(12,667)	(27,278)

Total Distributions	(22,389)	(50,394)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(177,084)	339,695

Total Increase (Decrease) in Net Assets	(86,120)	958,478
Net Assets:
Beginning of Period	2,125,769	1,167,291

End of Period	$2,039,649	$2,125,769

Undistributed Net Investment Income (Loss)	$(11,341)	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Advisor U.S. Value Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Operations:
Net Investment Income (Loss)	$1,744	$1,864
Net Realized Gain (Loss)	11,178	11,073
Net Change in Unrealized Appreciation/Depreciation	1,885	49,990

Net Increase (Decrease) in Net Assets Resulting from Operations	14,807	62,927
Distributions:
From Net Investment Income:
Class A	(15)	(36)
Class B	(4)	(11)
Class C	(1)	(9)
Class K	(479)	(523)
Class Z	(1,074)	(1,255)

Total Distributions	(1,573)	(1,834)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	66,505	(16,592)

Total Increase (Decrease) in Net Assets	79,739	44,501
Net Assets:
Beginning of Period	260,271	215,770

End of Period	$340,010	$260,271

Undistributed Net Investment Income (Loss)	$190	$19

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Advisor Endeavor Large Cap Fund		Strong Advisor Focus Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)		(Unaudited)
Operations:
Net Investment Income (Loss)	$(210)	$(305)	$(23)	$(47)
Net Realized Gain (Loss)	2,611	3,624	320	225
Net Change in Unrealized Appreciation/Depreciation	3	6,766	(63)	615

Net Increase (Decrease) in Net Assets Resulting from Operations	2,404	10,085	234	793
Distributions From Net Investment Income	—	—	—	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,234	(1,142)	(799)	(1,326)

Total Increase (Decrease) in Net Assets	3,638	8,943	(565)	(533)
Net Assets:
Beginning of Period	37,750	28,807	3,120	3,653

End of Period	$41,388	$37,750	$2,555	$3,120

Undistributed Net Investment Income (Loss)	$(210)	$—	$(23)	$—

	Strong Advisor International Core Fund		Strong Advisor Select Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)		(Unaudited)
Operations:
Net Investment Income (Loss)	$25	$22	$(499)	$(745)
Net Realized Gain (Loss)	50	(12)	8,364	8,935
Net Change in Unrealized Appreciation/Depreciation	2	342	(791)	15,584

Net Increase (Decrease) in Net Assets Resulting from Operations	77	352	7,074	23,774
Distributions:
From Net Investment Income:
Class A	(1)	(7)	—	—
Class B	(1)	(10)	—	—
Class C	—	(3)	—	—

Total Distributions	(2)	(20)	—	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	177	562	(11,378)	2,173

Total Increase (Decrease) in Net Assets	252	894	(4,304)	25,947
Net Assets:
Beginning of Period	1,495	601	82,257	56,310

End of Period	$1,747	$1,495	$77,953	$82,257

Undistributed Net Investment Income (Loss)	$25	$2	$(499)	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Advisor Technology Fund		Strong Advisor U.S. Small/Mid Cap Growth Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)		(Unaudited)
Operations:
Net Investment Income (Loss)	$(16)	$(39)	$(67)	$(58)
Net Realized Gain (Loss)	153	435	71	(68)
Net Change in Unrealized Appreciation/Depreciation	(222)	787	(69)	890

Net Increase (Decrease) in Net Assets Resulting from Operations	(85)	1,183	(65)	764
Distributions From Net Investment Income	—	—	—	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(520)	(479)	188	4,011

Total Increase (Decrease) in Net Assets	(605)	704	123	4,775
Net Assets:
Beginning of Period	2,193	1,489	5,537	762

End of Period	$1,588	$2,193	$5,660	$5,537

Undistributed Net Investment Income (Loss)	$(16)	$—	$(67)	$—

	Strong Advisor Utilities and Energy Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Operations:
Net Investment Income (Loss)	$40	$185
Net Realized Gain (Loss)	921	134
Net Change in Unrealized Appreciation/Depreciation	(536)	1,523

Net Increase (Decrease) in Net Assets Resulting from Operations	425	1,842
Distributions:
From Net Investment Income:
Class A	(33)	(180)
Class B	(1)	(2)
Class C	(1)	(2)

Total Distributions	(35)	(184)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,104)	2,271

Total Increase (Decrease) in Net Assets	(2,714)	3,929
Net Assets:
Beginning of Period	10,315	6,386

End of Period	$7,601	$10,315

Undistributed Net Investment Income (Loss)	$6	$1

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Advisor Large Company Core Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Operations:
Net Investment Income (Loss)	$(97)	$23
Net Realized Gain (Loss)	7,747	2,100
Net Change in Unrealized Appreciation/Depreciation	(4,505)	13,076

Net Increase (Decrease) in Net Assets Resulting from Operations	3,145	15,199
Distributions:
From Net Investment Income:
Class A	—	(20)
Class K	—	(46)
From Net Realized Gains:
Class A	(1,059)	(62)
Class B	(136)	(7)
Class C	(118)	(6)
Class K	(544)	(33)

Total Distributions	(1,857)	(174)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(669)	92,004

Total Increase (Decrease) in Net Assets	619	107,029
Net Assets:
Beginning of Period	116,705	9,676

End of Period	$117,324	$116,705

Undistributed Net Investment Income (Loss)	$(97)	$—

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

STRONG ADVISOR COMMON STOCK FUND — CLASS A

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003	Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(c)(d)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$21.98		$15.87	$19.71		$20.15	$18.90
Income From Investment Operations:
Net Investment Income (Loss)	(0.05)		(0.10)	(0.08	)(e)	(0.04)	(0.00	)(f)
Net Realized and Unrealized Gains (Losses) on Investments	0.52		6.21	(3.76)		(0.36)	1.28

Total from Investment Operations	0.47		6.11	(3.84)		(0.40)	1.28
Less Distributions:
From Net Investment Income	—		—	—		—	(0.03)
From Net Realized Gains	—		—	—		(0.04)	—

Total Distributions	—		—	—		(0.04)	(0.03)

Net Asset Value, End of Period	$22.45		$21.98	$15.87		$19.71	$20.15

Ratios and Supplemental Data
Total Return	+2.14%		+38.50%	–19.48%		–1.99%	+6.78%
Net Assets, End of Period (In Millions)	$79		$81	$46		$28	$0	(g)
Ratio of Expenses to Average Net Assets before Expense Offsets	1.6	%*	1.6%	1.6%		1.6%	1.6	%*
Ratio of Expenses to Average Net Assets	1.5	%*	1.5%	1.6%		1.6%	1.6	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.4	)%*	(0.6)%	(0.5)%		(0.5)%	(0.2	)%*
Portfolio Turnover Rate(h)	26.8%		41.8%	64.9%		89.3%	95.4%

STRONG ADVISOR COMMON STOCK FUND — CLASS B

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003	Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(c)(d)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$21.53		$15.67	$19.62		$20.16	$18.90
Income From Investment Operations:
Net Investment Income (Loss)	(0.13)		(0.24)	(0.22	)(e)	(0.09)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	0.51		6.10	(3.73)		(0.41)	1.28

Total from Investment Operations	0.38		5.86	(3.95)		(0.50)	1.27
Less Distributions:
From Net Investment Income	—		—	—		—	(0.01)
From Net Realized Gains	—		—	—		(0.04)	—

Total Distributions	—		—	—		(0.04)	(0.01)

Net Asset Value, End of Period	$21.91		$21.53	$15.67		$19.62	$20.16

Ratios and Supplemental Data
Total Return	+1.76%		+37.40%	–20.13%		–2.48%	+6.76%
Net Assets, End of Period (In Millions)	$38		$39	$24		$16	$0 (g)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.3	%*	2.4%	2.4%		2.5%	2.0%*
Ratio of Expenses to Average Net Assets	2.3	%*	2.3%	2.4%		2.3%	2.0%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.2	)%*	(1.4)%	(1.3)%		(1.1)%	(0.6)%*
Portfolio Turnover Rate(h)	26.8%		41.8%	64.9%		89.3%	95.4%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(d)	Per share data reflects a 1.233 for 1.000 share split which occurred on March 8, 2001.
(e)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(f)	Amount calculated is less than $0.005.
(g)	Amount is less than $500,000.
(h)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR COMMON STOCK FUND — CLASS C

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003	Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(c)(d)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$21.53		$15.68	$19.62		$20.16	$18.90
Income From Investment Operations:
Net Investment Income (Loss)	(0.14)		(0.25)	(0.22	)(e)	(0.09)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	0.52		6.10	(3.72)		(0.41)	1.28

Total from Investment Operations	0.38		5.85	(3.94)		(0.50)	1.27
Less Distributions:
From Net Investment Income	—		—	—		—	(0.01)
From Net Realized Gains	—		—	—		(0.04)	—

Total Distributions	—		—	—		(0.04)	(0.01)

Net Asset Value, End of Period	$21.91		$21.53	$15.68		$19.62	$20.16

Ratios and Supplemental Data
Total Return	+1.76%		+37.31%	–20.08%		–2.48%	+6.76%
Net Assets, End of Period (In Millions)	$30		$34	$23		$15	$0 (f)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.4	%*	2.4%	2.4%		2.4%	2.0%*
Ratio of Expenses to Average Net Assets	2.3	%*	2.3%	2.4%		2.2%	2.0%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.2	)%*	(1.4)%	(1.3)%		(1.1)%	(0.6)%*
Portfolio Turnover Rate(g)	26.8%		41.8%	64.9%		89.3%	95.4%

STRONG ADVISOR COMMON STOCK FUND — CLASS Z

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003	Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$22.15		$15.97	$19.78		$20.16	$25.21	$21.06
Income From Investment Operations:
Net Investment Income (Loss)	(0.02)		(0.09)	(0.05	)(e)	(0.02)	0.04	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	0.52		6.27	(3.76)		(0.32)	(0.59)	8.19

Total from Investment Operations	0.50		6.18	(3.81)		(0.34)	(0.55)	8.18
Less Distributions:
From Net Investment Income	—		—	—		—	(0.04)	—
From Net Realized Gains	—		—	—		(0.04)	(4.46)	(4.03)

Total Distributions	—		—	—		(0.04)	(4.50)	(4.03)

Net Asset Value, End of Period	$22.65		$22.15	$15.97		$19.78	$20.16	$25.21

Ratios and Supplemental Data
Total Return	+2.26%		+38.70%	–19.26%		–1.70%	–1.20%	+40.35%
Net Assets, End of Period (In Millions)	$1,317		$1,437	$1,363		$1,703	$1,719	$1,733
Ratio of Expenses to Average Net Assets before Expense Offsets	1.3	%*	1.4%	1.3%		1.3%	1.2%	1.2%
Ratio of Expenses to Average Net Assets	1.3	%*	1.4%	1.3%		1.3%	1.2%	1.2%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.2	)%*	(0.4)%	(0.3)%		(0.1)%	0.2%	(0.1)%
Portfolio Turnover Rate(g)	26.8%		41.8%	64.9%		89.3%	95.4%	80.1%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(d)	Per share data reflects a 1.233 for 1.000 share split which occurred on March 8, 2001.
(e)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(f)	Amount is less than $500,000.
(g)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR MID CAP GROWTH FUND — CLASS A

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001		Dec. 31, 2000(c)(d)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.72		$8.71		$13.95		$20.22		$17.71
Income From Investment Operations:
Net Investment Income (Loss)	(0.09)		(0.13	)(e)	(0.14	)(e)	(0.22	)(e)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	0.72		3.14		(5.10)		(6.05)		2.52

Total from Investment Operations	0.63		3.01		(5.24)		(6.27)		2.51
Less Distributions:
From Net Realized Gains	—		—		—		(0.00	)(f)	—

Total Distributions	—		—		—		(0.00	)(f)	—

Net Asset Value, End of Period	$12.35		$11.72		$8.71		$13.95		$20.22

Ratios and Supplemental Data
Total Return	+5.38%		+34.56%		–37.56%		–30.98%		+14.16%
Net Assets, End of Period (In Millions)	$9		$10		$6		$7		$1
Ratio of Expenses to Average Net Assets before Expense Offsets	1.8	%*	1.7%		1.6%		1.8%		1.7	%*
Ratio of Expenses to Average Net Assets	1.7	%*	1.6%		1.6%		1.8%		1.7	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.4	)%*	(1.3)%		(1.3)%		(1.4)%		(1.3	)%*
Portfolio Turnover Rate(g)	95.6%		249.6%		526.6%		650.0%		683.7%

STRONG ADVISOR MID CAP GROWTH FUND — CLASS B

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001		Dec. 31, 2000(c)(d)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.46		$8.59		$13.89		$20.21		$17.71
Income From Investment Operations:
Net Investment Income (Loss)	(0.13)		(0.22	)(e)	(0.23	)(e)	(0.28	)(e)	(0.02)
Net Realized and Unrealized Gains (Losses) on Investments	0.70		3.09		(5.07)		(6.04)		2.52

Total from Investment Operations	0.57		2.87		(5.30)		(6.32)		2.50
Less Distributions:
From Net Realized Gains	—		—		—		(0.00	)(f)	—

Total Distributions	—		—		—		(0.00	)(f)	—

Net Asset Value, End of Period	$12.03		$11.46		$8.59		$13.89		$20.21

Ratios and Supplemental Data
Total Return	+4.97%		+33.41%		–38.16%		–31.25%		+14.11%
Net Assets, End of Period (In Millions)	$3		$3		$2		$3		$0	(h)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.6	%*	2.6%		2.6%		2.9%		2.0	%*
Ratio of Expenses to Average Net Assets	2.5	%*	2.4%		2.5%		2.3%		2.0	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.1	)%*	(2.1)%		(2.2)%		(1.9)%		(1.6	)%*
Portfolio Turnover Rate(g)	95.6%		249.6%		526.6%		650.0%		683.7%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(d)	Per share data reflects a 1.053 for 1.000 share split which occurred on March 8, 2001.
(e)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(f)	Amount calculated is less than $0.005.
(g)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(h)	Amount is less than $500,000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR MID CAP GROWTH FUND — CLASS C

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001		Dec. 31, 2000(c)(d)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.46		$8.59		$13.88		$20.20		$17.71
Income From Investment Operations:
Net Investment Income (Loss)	(0.14)		(0.21	)(e)	(0.23	)(e)	(0.28	)(e)	(0.02)
Net Realized and Unrealized Gains (Losses) on Investments	0.71		3.08		(5.06)		(6.04)		2.51

Total from Investment Operations	0.57		2.87		(5.29)		(6.32)		2.49
Less Distributions:
From Net Realized Gains	—		—		—		(0.00	)(f)	—

Total Distributions	—		—		—		(0.00	)(f)	—

Net Asset Value, End of Period	$12.03		$11.46		$8.59		$13.88		$20.20

Ratios and Supplemental Data
Total Return	+4.97%		+33.41%		–38.11%		–31.27%		+14.06%
Net Assets, End of Period (In Millions)	$1		$1		$1		$1		$0	(g)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.7	%*	2.6%		2.5%		2.8%		2.0	%*
Ratio of Expenses to Average Net Assets	2.5	%*	2.4%		2.4%		2.3%		2.0	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.1	)%*	(2.1)%		(2.2)%		(1.9)%		(1.6	)%*
Portfolio Turnover Rate(h)	95.6%		249.6%		526.6%		650.0%		683.7%

STRONG ADVISOR MID CAP GROWTH FUND — CLASS Z

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001		Dec. 31, 2000	Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.68		$8.70		$13.97		$20.21		$23.25	$13.03
Income From Investment Operations:
Net Investment Income (Loss)	(0.10)		(0.14	)(e)	(0.16	)(e)	(0.19)		(0.15)	(0.12)
Net Realized and Unrealized Gains (Losses) on Investments	0.72		3.12		(5.11)		(6.05)		(1.90)	12.08

Total from Investment Operations	0.62		2.98		(5.27)		(6.24)		(2.05)	11.96
Less Distributions:
From Net Realized Gains	—		—		—		(0.00	)(f)	(0.99)	(1.74)

Total Distributions	—		—		—		(0.00	)(f)	(0.99)	(1.74)

Net Asset Value, End of Period	$12.30		$11.68		$8.70		$13.97		$20.21	$23.25

Ratios and Supplemental Data
Total Return	+5.31%		+34.25%		–37.72%		–30.86%		–8.47%	+92.02%
Net Assets, End of Period (In Millions)	$51		$58		$65		$128		$185	$65
Ratio of Expenses to Average Net Assets before Expense Offsets	1.9	%*	1.8%		1.8%		1.6%		1.4%	1.6%
Ratio of Expenses to Average Net Assets	1.9	%*	1.7%		1.8%		1.6%		1.3%	1.6%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.5	)%*	(1.4)%		(1.5)%		(1.2)%		(0.9)%	(1.1)%
Portfolio Turnover Rate(h)	95.6%		249.6%		526.6%		650.0%		683.7%	681.0%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(d)	Per share data reflects a 1.053 for 1.000 share split which occurred on March 8, 2001.
(e)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(f)	Amount calculated is less than $0.005.
(g)	Amount is less than $500,000.
(h)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR SMALL CAP VALUE FUND — CLASS A

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003		Dec. 31, 2002	Dec. 31, 2001		Dec. 31, 2000(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$27.40	$18.92		$20.17	$17.17		$15.36
Income From Investment Operations:
Net Investment Income (Loss)	(0.17)	(0.12	)(d)	0.03 (d)	(0.14	)(d)	(0.00	)(e)
Net Realized and Unrealized Gains (Losses) on Investments	1.77	9.26		(1.28)	3.18		1.81

Total from Investment Operations	1.60	9.14		(1.25)	3.04		1.81
Less Distributions:
From Net Investment Income	—	(0.01)		—	—		—
From Net Realized Gains	(0.29)	(0.65)		—	(0.04)		—

Total Distributions	(0.29)	(0.66)		—	(0.04)		—

Net Asset Value, End of Period	$28.71	$27.40		$18.92	$20.17		$17.17

Ratios and Supplemental Data
Total Return	+5.89%	+48.49%		–6.20%	+17.70%		+11.78%
Net Assets, End of Period (In Millions)	$562	$674		$335	$169		$1
Ratio of Expenses to Average Net Assets before Expense Offsets	1.6%*	1.6%		1.6%	1.6%		1.6	%*
Ratio of Expenses to Average Net Assets	1.5%*	1.5%		1.6%	1.6%		1.6	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.1)%*	(0.5)%		0.1%	(0.7)%		(0.8	)%*
Portfolio Turnover Rate(f)	18.3%	30.2%		28.2%	42.0%		60.3%

STRONG ADVISOR SMALL CAP VALUE FUND — CLASS B

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001		Dec. 31, 2000(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$26.79	$18.66		$20.05		$17.16		$15.36
Income From Investment Operations:
Net Investment Income (Loss)	(0.25)	(0.29	)(d)	(0.14	)(d)	(0.25	)(d)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	1.71	9.08		(1.25)		3.18		1.81

Total from Investment Operations	1.46	8.79		(1.39)		2.93		1.80
Less Distributions:
From Net Investment Income	—	(0.01)		—		—		—
From Net Realized Gains	(0.29)	(0.65)		—		(0.04)		—

Total Distributions	(0.29)	(0.66)		—		(0.04)		—

Net Asset Value, End of Period	$27.96	$26.79		$18.66		$20.05		$17.16

Ratios and Supplemental Data
Total Return	+5.50%	+47.28%		–6.93%		+17.07%		+11.72%
Net Assets, End of Period (In Millions)	$126	$126		$76		$40		$0	(g)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.4%*	2.4%		2.4%		2.5%		2.0	%*
Ratio of Expenses to Average Net Assets	2.3%*	2.4%		2.4%		2.3%		1.8	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.8)%*	(1.4)%		(0.7)%		(1.4)%		(0.8	)%*
Portfolio Turnover Rate(f)	18.3%	30.2%		28.2%		42.0%		60.3%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(e)	Amount calculated is less than $0.005.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)	Amount is less than $500,000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR SMALL CAP VALUE FUND — CLASS C

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001		Dec. 31, 2000(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$26.83	$18.68		$20.07		$17.17		$15.36
Income From Investment Operations:
Net Investment Income (Loss)	(0.26)	(0.28	)(d)	(0.13	)(d)	(0.24	)(d)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	1.72	9.09		(1.26)		3.18		1.82

Total from Investment Operations	1.46	8.81		(1.39)		2.94		1.81
Less Distributions:
From Net Investment Income	—	(0.01)		—		—		—
From Net Realized Gains	(0.29)	(0.65)		—		(0.04)		—

Total Distributions	(0.29)	(0.66)		—		(0.04)		—

Net Asset Value, End of Period	$28.00	$26.83		$18.68		$20.07		$17.17

Ratios and Supplemental Data
Total Return	+5.49%	+47.34%		–6.93%		+17.12%		+11.78%
Net Assets, End of Period (In Millions)	$151	$159		$98		$38		$0	(e)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.4%*	2.3%		2.4%		2.4%		2.0	%*
Ratio of Expenses to Average Net Assets	2.3%*	2.3%		2.4%		2.2%		1.8	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.8)%*	(1.3)%		(0.6)%		(1.4)%		(0.7	)%*
Portfolio Turnover Rate(f)	18.3%	30.2%		28.2%		42.0%		60.3%

STRONG ADVISOR SMALL CAP VALUE FUND — CLASS Z

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003		Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000		Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$27.53	$18.98		$20.22	$17.17	$13.59		$10.61
Income From Investment Operations:
Net Investment Income (Loss)	(0.13)	(0.09	)(d)	0.04 (d)	(0.08)	0.00	(g)	(0.08)
Net Realized and Unrealized Gains (Losses) on Investments	1.77	9.30		(1.28)	3.17	3.58		3.06

Total from Investment Operations	1.64	9.21		(1.24)	3.09	3.58		2.98
Less Distributions:
From Net Investment Income	—	(0.01)		—	—	—		—
From Net Realized Gains	(0.29)	(0.65)		—	(0.04)	—		(0.00	)(g)

Total Distributions	(0.29)	(0.66)		—	(0.04)	—		(0.00	)(g)

Net Asset Value, End of Period	$28.88	$27.53		$18.98	$20.22	$17.17		$13.59

Ratios and Supplemental Data
Total Return	+6.01%	+48.70%		–6.13%	+17.99%	+26.34%		+28.09%
Net Assets, End of Period (In Millions)	$1,200	$1,167		$659	$541	$249		$45
Ratio of Expenses to Average Net Assets before Expense Offsets	1.4%*	1.4%		1.5%	1.4%	1.4%		1.7%
Ratio of Expenses to Average Net Assets	1.4%*	1.4%		1.5%	1.4%	1.4%		1.7%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.9)%*	(0.4)%		0.2%	(0.5)%	0.0	%(g)	(1.0)%
Portfolio Turnover Rate(f)	18.3%	30.2%		28.2%	42.0%	60.3%		95.5%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(e)	Amount is less than $500,000.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)	Amount calculated is less than $0.005 or 0.05%.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR U.S. VALUE FUND — CLASS A

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000(c)(d)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$17.65	$13.66	$17.83	$20.65	$19.99
Income From Investment Operations:
Net Investment Income (Loss)	0.10	0.14	0.12 (e)	0.05	0.00	(f)
Net Realized and Unrealized Gains (Losses) on Investments	0.70	4.00	(2.77)	(2.56)	0.68

Total from Investment Operations	0.80	4.14	(2.65)	(2.51)	0.68
Less Distributions:
From Net Investment Income	(0.07)	(0.15)	(0.16)	(0.06)	(0.02)
From Net Realized Gains	—	—	(1.36)	(0.25)	—

Total Distributions	(0.07)	(0.15)	(1.52)	(0.31)	(0.02)

Net Asset Value, End of Period	$18.38	$17.65	$13.66	$17.83	$20.65

Ratios and Supplemental Data
Total Return	+4.53%	+30.48%	–16.34%	–12.17%	+3.45%
Net Assets, End of Period (In Millions)	$4	$5	$3	$3	$0	(g)
Ratio of Expenses to Average Net Assets before Expense Offsets	1.4%*	1.4%	1.3%	1.8%	1.3	%*
Ratio of Expenses to Average Net Assets	1.4%*	1.4%	1.3%	1.8%	1.3	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.0%*	1.0%	0.9%	0.1%	0.1	%*
Portfolio Turnover Rate(h)	14.0%	53.4%	89.8%	116.1%	14.4%

STRONG ADVISOR U.S. VALUE FUND — CLASS B

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001		Dec. 31, 2000(c)(d)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$17.64	$13.67	$17.81	$20.66		$19.99
Income From Investment Operations:
Net Investment Income (Loss)	0.02	0.03	0.02 (e)	(0.00	)(f)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	0.71	3.98	(2.78)	(2.60)		0.69

Total from Investment Operations	0.73	4.01	(2.76)	(2.60)		0.68
Less Distributions:
From Net Investment Income	(0.01)	(0.04)	(0.02)	—		(0.01)
From Net Realized Gains	—	—	(1.36)	(0.25)		—

Total Distributions	(0.01)	(0.04)	(1.38)	(0.25)		(0.01)

Net Asset Value, End of Period	$18.36	$17.64	$13.67	$17.81		$20.66

Ratios and Supplemental Data
Total Return	+4.15%	+29.37%	–17.01%	–12.60%		+3.43%
Net Assets, End of Period (In Millions)	$6	$5	$3	$2		$0 (g)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.2%*	2.2%	2.2%	2.9%		2.0%*
Ratio of Expenses to Average Net Assets	2.1%*	2.2%	2.1%	2.3%		2.0%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.2%*	0.2%	0.1%	(0.4)%		(0.5)%*
Portfolio Turnover Rate(h)	14.0%	53.4%	89.8%	116.1%		14.4%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(d)	Per share data reflects a 1.023 for 1.000 share split which occurred on March 8, 2001.
(e)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(f)	Amount calculated is less than $0.005.
(g)	Amount is less than $500,000.
(h)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR U.S. VALUE FUND — CLASS C

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001		Dec. 31, 2000(c)(d)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$17.56	$13.61	$17.82	$20.66		$19.99
Income From Investment Operations:
Net Investment Income (Loss)	0.02	0.03	0.02 (e)	(0.00	)(f)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	0.71	3.97	(2.78)	(2.59)		0.69

Total from Investment Operations	0.73	4.00	(2.76)	(2.59)		0.68
Less Distributions:
From Net Investment Income	(0.01)	(0.05)	(0.09)	—		(0.01)
From Net Realized Gains	—	—	(1.36)	(0.25)		—

Total Distributions	(0.01)	(0.05)	(1.45)	(0.25)		(0.01)

Net Asset Value, End of Period	$18.28	$17.56	$13.61	$17.82		$20.66

Ratios and Supplemental Data
Total Return	+4.13%	+29.42%	–17.05%	–12.55%		+3.42%
Net Assets, End of Period (In Millions)	$4	$4	$1	$1		$0 (g)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.2%*	2.2%	2.2%	2.4%		2.0%*
Ratio of Expenses to Average Net Assets	2.2%*	2.2%	2.2%	2.2%		2.0%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.2%*	0.2%	0.2%	(0.3)%		(0.5)%*
Portfolio Turnover Rate(h)	14.0%	53.4%	89.8%	116.1%		14.4%

STRONG ADVISOR U.S. VALUE FUND — CLASS K

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003	Dec. 31, 2002
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$17.52	$13.56	$17.87
Income From Investment Operations:
Net Investment Income (Loss)	0.13	0.16	0.22 (e)
Net Realized and Unrealized Gains (Losses) on Investments	0.70	4.02	(2.81)

Total from Investment Operations	0.83	4.18	(2.59)
Less Distributions:
From Net Investment Income	(0.11)	(0.22)	(0.36)
From Net Realized Gains	—	—	(1.36)

Total Distributions	(0.11)	(0.22)	(1.72)

Net Asset Value, End of Period	$18.24	$17.52	$13.56

Ratios and Supplemental Data
Total Return	+4.73%	+31.03%	–15.98%
Net Assets, End of Period (In Millions)	$83	$87	$11
Ratio of Expenses to Average Net Assets before Expense Offsets	1.1%*	1.1%	1.1%
Ratio of Expenses to Average Net Assets	1.0%*	1.0%	1.0%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.4%*	1.3%	1.6%
Portfolio Turnover Rate(h)	14.0%	53.4%	89.8%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(d)	Per share data reflects a 1.023 for 1.000 share split which occurred on March 8, 2001.
(e)	Net investment income (loss) per share represents new investment income (loss) divided by average shares outstanding throughout the year.
(f)	Amount calculated is less than $0.005.
(g)	Amount is less than $500,000.
(h)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR U.S. VALUE FUND — CLASS Z

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000(c)	Oct. 31, 2000	Oct. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$17.77	$13.74	$17.87	$20.65	$21.63	$20.58	$17.20
Income From Investment Operations:
Net Investment Income (Loss)	0.08	0.15	0.05 (d)	0.11	0.03	0.05	0.06
Net Realized and Unrealized Gains (Losses) on Investments	0.73	3.99	(2.79)	(2.53)	(0.52)	1.53	3.39

Total from Investment Operations	0.81	4.14	(2.74)	(2.42)	(0.49)	1.58	3.45
Less Distributions:
From Net Investment Income	(0.08)	(0.11)	(0.03)	(0.11)	(0.03)	(0.05)	(0.07)
From Net Realized Gains	—	—	(1.36)	(0.25)	(0.46)	(0.48)	(0.00	)(h)

Total Distributions	(0.08)	(0.11)	(1.39)	(0.36)	(0.49)	(0.53)	(0.07)

Net Asset Value, End of Period	$18.50	$17.77	$13.74	$17.87	$20.65	$21.63	$20.58

Ratios and Supplemental Data
Total Return	+4.57%	+30.23%	–16.86%	–11.72%	–2.17%	+7.72%	+20.07%
Net Assets, End of Period (In Millions)	$243	$159	$197	$186	$251	$252	$182
Ratio of Expenses to Average Net Assets before Expense Offsets	1.4%*	1.6%	1.9%	1.2%	1.1%*	1.0%	1.1%
Ratio of Expenses to Average Net Assets	1.3%*	1.6%	1.9%	1.2%	1.1%*	1.0%	1.1%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.0%*	0.8%	0.3%	0.6%	0.8%*	0.3%	0.3%
Portfolio Turnover Rate(e)	14.0%	53.4%	89.8%	116.1%	14.4%	46.5%	32.3%

STRONG ADVISOR ENDEAVOR LARGE CAP FUND — CLASS A

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001(f)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.08		$7.55		$10.59		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.05)		(0.07	)(d)	(0.10	)(d)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	0.61		2.60		(2.94)		0.86 (g)

Total from Investment Operations	0.56		2.53		(3.04)		0.85
Less Distributions:
From Net Realized Gains	—		—		—		(0.26)

Total Distributions	—		—		—		(0.26)

Net Asset Value, End of Period	$10.64		$10.08		$7.55		$10.59

Ratios and Supplemental Data
Total Return	+5.56%		+33.51%		–28.71%		+8.45%
Net Assets, End of Period (In Millions)	$40		$37		$28		$28
Ratio of Expenses to Average Net Assets before Expense Offsets	1.7	%*	1.7%		2.0%		2.4%*
Ratio of Expenses to Average Net Assets	1.7	%*	1.6%		2.0%		2.4%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.1	)%*	(0.9)%		(1.2)%		(1.1)%*
Portfolio Turnover Rate(e)	84.2%		234.1%		420.4%		54.0%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	In 2000, the Fund changed its fiscal year-end from October to December.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	For the period from September 28, 2001 (commencement of class) to December 31, 2001.
(g)	The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(h)	Amount calculated is less than $0.005.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR ENDEAVOR LARGE CAP FUND — CLASS B

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.97		$7.51		$10.57		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.09)		(0.12	)(d)	(0.12	)(d)	(0.04)
Net Realized and Unrealized Gains (Losses) on Investments	0.60		2.58		(2.94)		0.87	(e)

Total from Investment Operations	0.51		2.46		(3.06)		0.83
Less Distributions:
From Net Realized Gains	—		—		—		(0.26)

Total Distributions	—		—		—		(0.26)

Net Asset Value, End of Period	$10.48		$9.97		$7.51		$10.57

Ratios and Supplemental Data
Total Return	+5.12%		+32.76%		–28.95%		+8.25%
Net Assets, End of Period (In Millions)	$1		$1		$0	(f)	$0	(f)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.5	%*	2.5%		4.7%		2.7	%*
Ratio of Expenses to Average Net Assets	2.4	%*	2.1%		2.2%		2.6	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.8	)%*	(1.3)%		(1.4)%		(1.6	)%*
Portfolio Turnover Rate(g)	84.2%		234.1%		420.4%		54.0%

STRONG ADVISOR ENDEAVOR LARGE CAP FUND — CLASS C

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.97		$7.51		$10.57		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.10)		(0.12	)(d)	(0.13	)(d)	(0.04)
Net Realized and Unrealized Gains (Losses) on Investments	0.61		2.58		(2.93)		0.87	(e)

Total from Investment Operations	0.51		2.46		(3.06)		0.83
Less Distributions:
From Net Realized Gains	—		—		—		(0.26)

Total Distributions	—		—		—		(0.26)

Net Asset Value, End of Period	$10.48		$9.97		$7.51		$10.57

Ratios and Supplemental Data
Total Return	+5.12%		+32.76%		–28.95%		+8.25%
Net Assets, End of Period (In Millions)	$0	(f)	$0	(f)	$0	(f)	$0	(f)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.5	%*	2.6%		4.2%		2.7	%*
Ratio of Expenses to Average Net Assets	2.5	%*	2.1%		2.3%		2.6	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.9	)%*	(1.4)%		(1.5)%		(1.6	)%*
Portfolio Turnover Rate(g)	84.2%		234.1%		420.4%		54.0%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	For the period from September 28, 2001 (commencement of class) to December 31, 2001.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(e)	The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(f)	Amount is less than $500,000.
(g)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR FOCUS FUND — CLASS A

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$5.99		$4.79		$6.62		$10.26	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.05)		(0.05	)(d)	(0.10	)(d)	(0.07)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	0.58		1.25		(1.73)		(3.57)	0.27

Total from Investment Operations	0.53		1.20		(1.83)		(3.64)	0.26
Less Distributions:
From Net Investment Income	—		—		—		—	—

Total Distributions	—		—		—		—	—

Net Asset Value, End of Period	$6.52		$5.99		$4.79		$6.62	$10.26

Ratios and Supplemental Data
Total Return	+8.85%		+25.05%		–27.64%		–35.48%	+2.60%
Net Assets, End of Period (In Millions)	$1		$2		$2		$5	$1
Ratio of Expenses to Average Net Assets before Expense Offsets	3.7	%*	3.0%		2.9%		3.4%	7.3	%*
Ratio of Expenses to Average Net Assets	1.6	%*	1.3%		2.1%		1.5%	2.4	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.4	)%*	(1.0)%		(1.7)%		(0.9)%	(1.0	)%*
Portfolio Turnover Rate(e)	43.8%		248.9%		350.1%		605.7%	45.1%

STRONG ADVISOR FOCUS FUND — CLASS B

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$5.87		$4.73		$6.55		$10.23	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.07)		(0.09	)(d)	(0.11	)(d)	(0.08)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	0.58		1.23		(1.71)		(3.60)	0.24

Total from Investment Operations	0.51		1.14		(1.82)		(3.68)	0.23
Less Distributions:
From Net Investment Income	—		—		—		—	—

Total Distributions	—		—		—		—	—

Net Asset Value, End of Period	$6.38		$5.87		$4.73		$6.55	$10.23

Ratios and Supplemental Data
Total Return	+8.69%		+24.10%		–27.79%		–35.97%	+2.30%
Net Assets, End of Period (In Millions)	$1		$1		$1		$2	$0	(f)
Ratio of Expenses to Average Net Assets before Expense Offsets	4.5	%*	3.9%		4.1%		4.6%	8.1	%*
Ratio of Expenses to Average Net Assets	2.1	%*	2.0%		2.4%		2.4%	3.1	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.9	)%*	(1.7)%		(2.0)%		(1.7)%	(1.6	)%*
Portfolio Turnover Rate(e)	43.8%		248.9%		350.1%		605.7%	45.1%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(d)	Net investment income (loss) per share represents new investment income (loss) divided by average shares outstanding throughout the year.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	Amount is less than $500,000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR FOCUS FUND — CLASS C

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$5.87		$4.73		$6.55		$10.23	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.07)		(0.09	)(d)	(0.11	)(d)	(0.09)	(0.02)
Net Realized and Unrealized Gains (Losses) on Investments	0.58		1.23		(1.71)		(3.59)	0.25

Total from Investment Operations	0.51		1.14		(1.82)		(3.68)	0.23
Less Distributions:
From Net Investment Income	—		—		—		—	—

Total Distributions	—		—		—		—	—

Net Asset Value, End of Period	$6.38		$5.87		$4.73		$6.55	$10.23

Ratios and Supplemental Data
Total Return	+8.69%		+24.10%		–27.79%		–35.97%	+2.30%
Net Assets, End of Period (In Millions)	$0	(e)	$0	(e)	$0	(e)	$1	$0	(e)
Ratio of Expenses to Average Net Assets before Expense Offsets	6.1	%*	3.8%		3.9%		4.3%	8.1	%*
Ratio of Expenses to Average Net Assets	2.1	%*	1.9%		2.4%		2.4%	4.5	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.9	)%*	(1.6)%		(2.0)%		(1.7)%	(2.7	)%*
Portfolio Turnover Rate(f)	43.8%		248.9%		350.1%		605.7%	45.1%

STRONG ADVISOR INTERNATIONAL CORE FUND — CLASS A

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001(g)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.47		$8.84		$10.41		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.18		0.18	(d)	(0.06	)(d)	(0.03)
Net Realized and Unrealized Gains (Losses) on Investments	0.41		2.59		(1.51)		0.44

Total from Investment Operations	0.59		2.77		(1.57)		0.41
Less Distributions:
From Net Investment Income	(0.02)		(0.14)		—		—

Total Distributions	(0.02)		(0.14)		—		—

Net Asset Value, End of Period	$12.04		$11.47		$8.84		$10.41

Ratios and Supplemental Data
Total Return	+5.11%		+31.38%		–15.08%		+4.10%
Net Assets, End of Period (In Millions)	$1		$1		$0	(e)	$0	(e)
Ratio of Expenses to Average Net Assets before Expense Offsets	5.4	%*	7.7%		52.4%		2.2	%*
Ratio of Expenses to Average Net Assets	0.0	%*(h)	0.0	%(h)	2.2%		2.2	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	3.1	%*	1.8%		(0.6)%		(1.1	)%*
Portfolio Turnover Rate(f)	17.1%		88.1%		46.9%		4.0%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(e)	Amount is less than $500,000.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)	For the period from September 28, 2001 (commencement of class) to December 31, 2001.
(h)	Amount calculated is less than 0.05%.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR INTERNATIONAL CORE FUND — CLASS B

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.45		$8.82		$10.40		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.17		0.20	(d)	(0.08	)(d)	(0.04)
Net Realized and Unrealized Gains (Losses) on Investments	0.42		2.58		(1.50)		0.44

Total from Investment Operations	0.59		2.78		(1.58)		0.40
Less Distributions:
From Net Investment Income	(0.02)		(0.15)		—		—

Total Distributions	(0.02)		(0.15)		—		—

Net Asset Value, End of Period	$12.02		$11.45		$8.82		$10.40

Ratios and Supplemental Data
Total Return	+5.12%		+31.58%		–15.19%		+4.00%
Net Assets, End of Period (In Millions)	$1		$1		$0	(e)	$0	(e)
Ratio of Expenses to Average Net Assets before Expense Offsets	6.2	%*	8.6%		52.0%		3.0	%*
Ratio of Expenses to Average Net Assets	0.0	%*(f)	0.0	%(f)	2.4%		2.7	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	3.1	%*	2.0%		(0.8)%		(1.6	)%*
Portfolio Turnover Rate(g)	17.1%		88.1%		46.9%		4.0%

STRONG ADVISOR INTERNATIONAL CORE FUND — CLASS C

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.43		$8.82		$10.40		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.17		0.21	(d)	(0.06	)(d)	(0.04)
Net Realized and Unrealized Gains (Losses) on Investments	0.43		2.57		(1.52)		0.44

Total from Investment Operations	0.60		2.78		(1.58)		0.40
Less Distributions:
From Net Investment Income	(0.02)		(0.17)		—		—

Total Distributions	(0.02)		(0.17)		—		—

Net Asset Value, End of Period	$12.01		$11.43		$8.82		$10.40

Ratios and Supplemental Data
Total Return	+5.22%		+31.52%		–15.19%		+4.00%
Net Assets, End of Period (In Millions)	$0	(e)	$0	(e)	$0	(e)	$0	(e)
Ratio of Expenses to Average Net Assets before Expense Offsets	6.2	%*	8.4%		52.5%		3.0	%*
Ratio of Expenses to Average Net Assets	0.0	%*(f)	0.0	%(f)	2.4%		2.7	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	3.2	%*	2.1%		(0.7)%		(1.6	)%*
Portfolio Turnover Rate(g)	17.1%		88.1%		46.9%		4.0%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	For the period from September 28, 2001 (commencement of class) to December 31, 2001.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(e)	Amount is less than $500,000.
(f)	Amount calculated is less than 0.05%.
(g)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR SELECT FUND — CLASS A

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.36		$6.10		$7.99		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.06	)(c)	(0.07	)(c)	(0.07	)(c)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	0.85		2.33		(1.81)		(2.00	)(d)

Total from Investment Operations	0.79		2.26		(1.88)		(2.01)
Less Distributions:
From Net Realized Gains	—		—		(0.01)		—

Total Distributions	—		—		(0.01)		—

Net Asset Value, End of Period	$9.15		$8.36		$6.10		$7.99

Ratios and Supplemental Data
Total Return	+9.45%		+37.05%		–23.52%		–20.10%
Net Assets, End of Period (In Millions)	$76		$81		$56		$57
Ratio of Expenses to Average Net Assets before Expense Offsets	1.6	%*	1.6%		1.6%		4.4%
Ratio of Expenses to Average Net Assets	1.6	%*	1.6%		1.6%		1.7%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.3	)%*	(1.0)%		(1.1)%		(0.8)%
Portfolio Turnover Rate(e)	64.6%		243.6%		437.3%		359.7%

STRONG ADVISOR SELECT FUND — CLASS B

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.18		$6.02		$7.94		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.09	)(c)	(0.12	)(c)	(0.12	)(c)	(0.09)
Net Realized and Unrealized Gains (Losses) on Investments	0.83		2.28		(1.79)		(1.97	)(d)

Total from Investment Operations	0.74		2.16		(1.91)		(2.06)
Less Distributions:
From Net Realized Gains	—		—		(0.01)		—

Total Distributions	—		—		(0.01)		—

Net Asset Value, End of Period	$8.92		$8.18		$6.02		$7.94

Ratios and Supplemental Data
Total Return	+9.05%		+35.88%		–24.04%		–20.60%
Net Assets, End of Period (In Millions)	$1		$1		$0	(f)	$0	(f)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.4	%*	2.4%		2.4%		12.4%
Ratio of Expenses to Average Net Assets	2.4	%*	2.3%		2.4%		2.5%
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.1	)%*	(1.8)%		(1.9)%		(1.7)%
Portfolio Turnover Rate(e)	64.6%		243.6%		437.3%		359.7%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(e)	Calculated on the basis of the Fund as a while without distinguishing between the classes of shares issued.
(f)	Amount is less than $500,000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR SELECT FUND — CLASS C

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.18		$6.02		$7.93		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.09	)(c)	(0.13	)(c)	(0.12	)(c)	(0.10)
Net Realized and Unrealized Gains (Losses) on Investments	0.83		2.29		(1.78)		(1.97	)(d)

Total from Investment Operations	0.74		2.16		(1.90)		(2.07)
Less Distributions:
From Net Realized Gains	—		—		(0.01)		—

Total Distributions	—		—		(0.01)		—

Net Asset Value, End of Period	$8.92		$8.18		$6.02		$7.93

Ratios and Supplemental Data
Total Return	+9.05%		+35.88%		–23.95%		–20.70%
Net Assets, End of Period (In Millions)	$1		$0	(e)	$0	(e)	$0	(e)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.4	%*	2.5%		2.3%		12.8%
Ratio of Expenses to Average Net Assets	2.4	%*	2.4%		2.3%		2.5%
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.1	)%*	(1.8)%		(1.8)%		(1.7)%
Portfolio Turnover Rate(f)	64.6%		243.6%		437.3%		359.7%

STRONG ADVISOR TECHNOLOGY FUND — CLASS A

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(g)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$7.43	$4.24		$7.22		$9.27	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.07)	(0.10	)(c)	(0.11	)(c)	(0.05)	(0.05)
Net Realized and Unrealized Gains (Losses) on Investments	(0.48)	3.29		(2.87)		(1.99)	(0.68)

Total from Investment Operations	(0.55)	3.19		(2.98)		(2.04)	(0.73)
Less Distributions:
From Net Realized Gains	—	—		—		(0.01)	—

Total Distributions	—	—		—		(0.01)	—

Net Asset Value, End of Period	$6.88	$7.43		$4.24		$7.22	$9.27

Ratios and Supplemental Data
Total Return	–7.40%	+75.24%		–41.27%		–21.98%	–7.30%
Net Assets, End of Period (In Millions)	$1	$1		$1		$2	$0 (e)
Ratio of Expenses to Average Net Assets before Expense Offsets	4.7%*	3.6%		3.3%		7.0%	17.2%*
Ratio of Expenses to Average Net Assets	2.0%*	2.2%		2.3%		1.6%	9.5%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.9)%*	(1.8)%		(2.1)%		(1.0)%	(8.2)%*
Portfolio Turnover Rate(f)	73.3%	184.5%		136.5%		157.9%	49.3%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	Net investment income (loss) per share represents new investment income (loss) divided by average shares outstanding throughout the year.
(d)	The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(e)	Amount is less than $500,000.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR TECHNOLOGY FUND — CLASS B

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$7.32	$4.17		$7.13		$9.26	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.07)	(0.11	)(d)	(0.11	)(d)	(0.09)	(0.08)
Net Realized and Unrealized Gains (Losses) on Investments	(0.47)	3.26		(2.85)		(2.03)	(0.66)

Total from Investment Operations	(0.54)	3.15		(2.96)		(2.12)	(0.74)
Less Distributions:
From Net Realized Gains	—	—		—		(0.01)	—

Total Distributions	—	—		—		(0.01)	—

Net Asset Value, End of Period	$6.78	$7.32		$4.17		$7.13	$9.26

Ratios and Supplemental Data
Total Return	–7.38%	+75.54%		–41.51%		–22.87%	–7.40%
Net Assets, End of Period (In Millions)	$1	$1		$0	(e)	$0 (e)	$0 (e)
Ratio of Expenses to Average Net Assets before Expense Offsets	5.5%*	4.5%		4.5%		9.3%	17.3%*
Ratio of Expenses to Average Net Assets	2.0%*	2.2%		2.4%		2.5%	11.1%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.9)%*	(1.7)%		(2.2)%		(1.9)%	(9.7)%*
Portfolio Turnover Rate(f)	73.3%	184.5%		136.5%		157.9%	49.3%

STRONG ADVISOR TECHNOLOGY FUND — CLASS C

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$7.30	$4.16		$7.11		$9.26	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.07)	(0.10	)(d)	(0.12	)(d)	(0.09)	(0.08)
Net Realized and Unrealized Gains (Losses) on Investments	(0.48)	3.24		(2.83)		(2.05)	(0.66)

Total from Investment Operations	(0.55)	3.14		(2.95)		(2.14)	(0.74)
Less Distributions:
From Net Realized Gains	—	—		—		(0.01)	—

Total Distributions	—	—		—		(0.01)	—

Net Asset Value, End of Period	$6.75	$7.30		$4.16		$7.11	$9.26

Ratios and Supplemental Data
Total Return	–7.53%	+75.48%		–41.49%		–23.09%	–7.40%
Net Assets, End of Period (In Millions)	$0 (e)	$0	(e)	$0	(e)	$1	$0 (e)
Ratio of Expenses to Average Net Assets before Expense Offsets	5.6%*	4.5%		4.2%		8.9%	17.3%*
Ratio of Expenses to Average Net Assets	2.0%*	2.2%		2.5%		2.4%	11.1%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.9)%*	(1.8)%		(2.2)%		(1.8)%	(9.7)%*
Portfolio Turnover Rate(f)	73.3%	184.5%		136.5%		157.9%	49.3%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(e)	Amount is less than $500,000.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND — CLASS A

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.19		$7.14		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.13	)(d)	(0.24	)(d)	(0.14	)(d)
Net Realized and Unrealized Gains (Losses) on Investments	0.04		4.29		(2.72)

Total from Investment Operations	(0.09)		4.05		(2.86)
Less Distributions:
From Net Investment Income	—		—		—

Total Distributions	—		—		—

Net Asset Value, End of Period	$11.10		$11.19		$7.14

Ratios and Supplemental Data
Total Return	–0.80%		+56.72%		–28.60%
Net Assets, End of Period (In Millions)	$3		$3		$0	(e)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.6	%*	3.8%		14.1	%*
Ratio of Expenses to Average Net Assets	2.4	%*	2.4%		2.5	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.3	)%*	(2.4)%		(2.4	)%*
Portfolio Turnover Rate(f)	57.6%		114.0%		98.1%

STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND — CLASS B

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.18		$7.14		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.13	)(d)	(0.23	)(d)	(0.14	)(d)
Net Realized and Unrealized Gains (Losses) on Investments	0.04		4.27		(2.72)

Total from Investment Operations	(0.09)		4.04		(2.86)
Less Distributions:
From Net Investment Income	—		—		—

Total Distributions	—		—		—

Net Asset Value, End of Period	$11.09		$11.18		$7.14

Ratios and Supplemental Data
Total Return	–0.81%		+56.58%		–28.60%
Net Assets, End of Period (In Millions)	$2		$1		$0	(e)
Ratio of Expenses to Average Net Assets before Expense Offsets	3.3	%*	4.7%		14.9	%*
Ratio of Expenses to Average Net Assets	2.4	%*	2.4%		2.5	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.3	)%*	(2.4)%		(2.4	)%*
Portfolio Turnover Rate(f)	57.6%		114.0%		98.1%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	For the period from March 28, 2002 (commencement of class) to December 31, 2002.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(e)	Amount is less than $500,000.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND — CLASS C

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.19		$7.14		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.13	)(d)	(0.23	)(d)	(0.13	)(d)
Net Realized and Unrealized Gains (Losses) on Investments	0.04		4.28		(2.73)

Total from Investment Operations	(0.09)		4.05		(2.86)
Less Distributions:
From Net Investment Income	—		—		—

Total Distributions	—		—		—

Net Asset Value, End of Period	$11.10		$11.19		$7.14

Ratios and Supplemental Data
Total Return	–0.80%		+56.72%		–28.60%
Net Assets, End of Period (In Millions)	$2		$2		$0	(e)
Ratio of Expenses to Average Net Assets before Expense Offsets	3.4	%*	4.7%		15.3	%*
Ratio of Expenses to Average Net Assets	2.4	%*	2.4%		2.5	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.3	)%*	(2.3)%		(2.4	)%*
Portfolio Turnover Rate(f)	57.6%		114.0%		98.1%

STRONG ADVISOR UTILITIES AND ENERGY FUND — CLASS A

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003	Dec. 31, 2002(g)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.63	$9.02	$10.00
Income From Investment Operations:
Net Investment Income	0.06	0.14	0.08 (d)
Net Realized and Unrealized Gains (Losses) on Investments	0.48	1.61	(1.00)

Total from Investment Operations	0.54	1.75	(0.92)
Less Distributions:
From Net Investment Income	(0.05)	(0.14)	(0.06)

Total Distributions	(0.05)	(0.14)	(0.06)

Net Asset Value, End of Period	$11.12	$10.63	$9.02

Ratios and Supplemental Data
Total Return	+5.05%	+19.61%	–9.21%
Net Assets, End of Period (In Millions)	$7	$10	$6
Ratio of Expenses to Average Net Assets before Expense Offsets	2.2%*	1.9%	2.2%*
Ratio of Expenses to Average Net Assets	2.1%*	1.9%	2.2%*
Ratio of Net Investment Income to Average Net Assets	0.8%*	1.5%	2.0%*
Portfolio Turnover Rate(f)	60.7%	174.2%	46.2%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	For the period from March 28, 2002 (commencement of class) to December 31, 2002.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(e)	Amount is less than $500,000.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)	For the period from July 31, 2002 (commencement of class) to December 31, 2002.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR UTILITIES AND ENERGY FUND — CLASS B

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003	Dec. 31, 2002(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.64		$9.04	$10.00
Income From Investment Operations:
Net Investment Income	0.02		0.09	0.06 (d)
Net Realized and Unrealized Gains on Investments	0.50		1.62	(1.00)

Total from Investment Operations	0.52		1.71	(0.94)
Less Distributions:
From Net Investment Income	(0.04)		(0.11)	(0.02)

Total Distributions	(0.04)		(0.11)	(0.02)

Net Asset Value, End of Period	$11.12		$10.64	$9.04

Ratios and Supplemental Data
Total Return	+4.88%		+18.97%	–9.39%
Net Assets, End of Period (In Millions)	$0	(e)	$0 (e)	$0 (e)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.9	%*	2.7%	5.1%*
Ratio of Expenses to Average Net Assets	2.5	%*	2.4%	2.5%*
Ratio of Net Investment Income to Average Net Assets	0.4	%*	1.0%	1.6%*
Portfolio Turnover Rate(f)	60.7%		174.2%	46.2%

STRONG ADVISOR UTILITIES AND ENERGY FUND — CLASS C

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003	Dec. 31, 2002(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.62		$9.02	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.02		0.09	0.05 (d)
Net Realized and Unrealized Gains (Losses) on Investments	0.51		1.61	(0.99)

Total from Investment Operations	0.53		1.70	(0.94)
Less Distributions:
From Net Investment Income	(0.04)		(0.10)	(0.04)

Total Distributions	(0.04)		(0.10)	(0.04)

Net Asset Value, End of Period	$11.11		$10.62	$9.02

Ratios and Supplemental Data
Total Return	+4.94%		+18.97%	–9.45%
Net Assets, End of Period (In Millions)	$0	(e)	$0 (e)	$0 (e)
Ratio of Expenses to Average Net Assets before Expense Offsets	3.0	%*	2.7%	5.3%*
Ratio of Expenses to Average Net Assets	2.5	%*	2.4%	2.5%*
Ratio of Net Investment Income to Average Net Assets	0.4	%*	0.9%	1.3%*
Portfolio Turnover Rate(f)	60.7%		174.2%	46.2%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	For the period from July 31, 2002 (commencement of class) to December 31, 2002.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(e)	Amount is less than $500,000.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR LARGE COMPANY CORE FUND — CLASS A

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003		Dec. 31, 2002(c)		Sep. 30, 2002(d)	Sep. 30, 2001	Sep. 30, 2000	Sep. 30, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.81	$8.81		$8.24		$9.65	$14.67	$11.72	$9.71
Income From Investment Operations:
Net Investment Income	(0.01)	(0.00	)(e)(f)	0.01	(f)	0.07	0.12	0.14	0.09
Net Realized and Unrealized Gains (Losses) on Investments	0.30	2.02		0.57		(1.10)	(3.79)	3.26	2.03

Total from Investment Operations	0.29	2.02		0.58		(1.03)	(3.67)	3.40	2.12
Less Distributions:
From Net Investment Income	—	(0.01)		(0.01)		(0.05)	(0.12)	(0.14)	(0.11)
From Net Realized Gains	(0.17)	(0.01)		—		(0.33)	(1.23)	(0.31)	—

Total Distributions	(0.17)	(0.02)		(0.01)		(0.38)	(1.35)	(0.45)	(0.11)

Net Asset Value, End of Period	$10.93	$10.81		$8.81		$8.24	$9.65	$14.67	$11.72

Ratios and Supplemental Data
Total Return	+2.78%	+22.93%		+6.99%		–11.47%	–26.39%	+29.48%	+21.88%
Net Assets, End of Period (In Millions)	$61	$67		$9		$6	$4	$5	$3
Ratio of Expenses to Average Net Assets before Expense Offsets	1.6%*	1.7%		3.1	%*	3.7%	4.7%	3.8%	4.6%
Ratio of Expenses to Average Net Assets	1.5%*	1.5%		1.5	%*	1.5%	1.5%	1.5%	1.5%
Ratio of Net Investment Income to Average Net Assets	(0.2)%*	(0.0	)%(e)	0.1	%*	0.8%	1.0%	1.1%	0.8%
Portfolio Turnover Rate(g)	143.5%	148.2%		36.4%		190.4%	221.6%	142.7%	113.4%

STRONG ADVISOR LARGE COMPANY CORE FUND — CLASS B

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003		Dec. 31, 2002(h)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.69	$8.79		$8.21
Income From Investment Operations:
Net Investment Income	(0.05)	(0.10	)(f)	(0.02	)(f)
Net Realized and Unrealized Gains on Investments	0.29	2.01		0.60

Total from Investment Operations	0.24	1.91		0.58
Less Distributions:
From Net Investment Income	—	(0.00	)(e)	—
From Net Realized Gains	(0.17)	(0.01)		—

Total Distributions	(0.17)	(0.01)		—

Net Asset Value, End of Period	$10.76	$10.69		$8.79

Ratios and Supplemental Data
Total Return	+2.34%	+21.74%		+7.06%
Net Assets, End of Period (In Millions)	$9	$8		$0	(i)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.4%*	2.5%		4.2	%*
Ratio of Expenses to Average Net Assets	2.3%*	2.4%		2.5	%*
Ratio of Net Investment Income to Average Net Assets	(1.0)%*	(1.0)%		(0.2	)%*
Portfolio Turnover Rate(g)	143.5%	148.2%		36.4%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	In 2002, the Fund changed its fiscal year-end from September to December.
(d)	Effective September 5, 2002 Strong Capital Management, Inc. assumed the investment advisory responsibilities from Rockhaven Asset Management, LLC.
(e)	Amount calculated is less than $0.005 or 0.05%.
(f)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(g)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(h)	For the period from September 30, 2002 (commencement of class) to December 31, 2002.
(i)	Amount is less than $500,000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR LARGE COMPANY CORE FUND — CLASS C

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003		Dec. 31, 2002(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.69	$8.79		$8.21
Income From Investment Operations:
Net Investment Income (Loss)	(0.05)	(0.10	)(d)	(0.02	)(d)
Net Realized and Unrealized Gains (Losses) on Investments	0.29	2.01		0.60

Total from Investment Operations	0.24	1.91		0.58
Less Distributions:
From Net Investment Income	—	—		(0.00	)(e)
From Net Realized Gains (Losses)	(0.17)	(0.01)		—

Total Distributions	(0.17)	(0.01)		(0.00	)(e)

Net Asset Value, End of Period	$10.76	$10.69		$8.79

Ratios and Supplemental Data
Total Return	+2.34%	+21.73%		+7.09%
Net Assets, End of Period (In Millions)	$8	$6		$0	(f)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.5%*	2.5%		4.2	%*
Ratio of Expenses to Average Net Assets	2.4%*	2.4%		2.5	%*
Ratio of Net Investment Income to Average Net Assets	(1.1)%*	(1.0)%		(0.2	)%*
Portfolio Turnover Rate(g)	143.5%	148.2%		36.4%

STRONG ADVISOR LARGE COMPANY CORE FUND — CLASS K

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003	Dec. 31, 2002(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.84	$8.80	$8.21
Income From Investment Operations:
Net Investment Income	0.01	0.05 (d)	0.02	(d)
Net Realized and Unrealized Losses on Investments	0.31	2.03	0.59

Total from Investment Operations	0.32	2.08	0.61
Less Distributions:
From Net Investment Income	—	(0.03)	(0.02)
From Net Realized Gains	(0.17)	(0.01)	—

Total Distributions	(0.17)	(0.04)	(0.02)

Net Asset Value, End of Period	$10.99	$10.84	$8.80

Ratios and Supplemental Data
Total Return	+3.05%	+23.66%	+7.38%
Net Assets, End of Period (In Millions)	$39	$35	$0	(f)
Ratio of Expenses to Average Net Assets before Expense Offsets	1.3%*	1.4%	2.9	%*
Ratio of Expenses to Average Net Assets	1.0%*	1.0%	1.0	%*
Ratio of Net Investment Income to Average Net Assets	0.3%	0.5%	1.1	%*
Portfolio Turnover Rate(g)	143.5%	148.2%	36.4%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	For the period from September 30, 2002 (commencement of class) to December 31, 2002.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(e)	Amount calculated is less than $0.005.
(f)	Amount is less than $500,000.
(g)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2004 (Unaudited)

1.	Organization

The accompanying financial statements represent the following Strong Advisor Equity Funds (the “Funds”), each with its own investment objectives and policies:

•	Strong Advisor Common Stock Fund(1) (a series fund of Strong Common Stock Fund, Inc.)

•	Strong Advisor Mid Cap Growth Fund(1) (a series fund of Strong Equity Funds, Inc.)

•	Strong Advisor Small Cap Value Fund(1) (a series fund of Strong Equity Funds, Inc.)

•	Strong Advisor U.S. Value Fund(1) (a series fund of Strong Conservative Equity Funds, Inc.)

•	Strong Advisor Endeavor Large Cap Fund(1) (a series fund of Strong Common Stock Fund, Inc.)

•	Strong Advisor Focus Fund(2) (a series fund of Strong Common Stock Fund, Inc.)

•	Strong Advisor International Core Fund(1) (a series fund of Strong International Equity Funds, Inc.)

•	Strong Advisor Select Fund(2) (a series fund of Strong Opportunity Fund, Inc.)

•	Strong Advisor Technology Fund(1) (a series fund of Strong Common Stock Fund, Inc.)

•	Strong Advisor U.S. Small/Mid Cap Growth Fund(1) (a series fund of Strong Opportunity Fund, Inc.)

•	Strong Advisor Utilities and Energy Fund(1) (a series fund of Strong Equity Funds, Inc.)

•	Strong Advisor Large Company Core Fund(1) (a series fund of Strong Equity Funds, Inc.)

(1)	Diversified Fund.
(2)	Non-diversified Fund.

Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

Strong Advisor Common Stock Fund, Strong Advisor Mid Cap Growth Fund, and Strong Advisor Small Cap Value Fund offer Class A, B, C, and Z shares. Strong Advisor U.S. Value Fund offers Class A, B, C, K, and Z shares. Strong Advisor Endeavor Large Cap Fund, Strong Advisor Focus Fund, Strong Advisor International Core Fund, Strong Advisor Select Fund, Strong Advisor Technology Fund, Strong Advisor U.S. Small/Mid Cap Growth Fund, and Strong Advisor Utilities and Energy Fund offer Class A, B, and C shares. Strong Advisor Large Company Core Fund offers Class A, B, C, and K shares. All classes of shares differ principally in their respective administration, transfer agent, and distribution expenses and sales charges, if any. All classes of shares have identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

Class A, B, and C shares are available only through financial professionals. Class K shares are primarily available through retirement plans. Class Z shares are available to certain investors and investment professionals who owned Investor Class shares of the Fund on November 30, 2000 and to certain other investors as set forth in the Funds’ prospectuses.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

(A)	Security Valuation — Securities of the Funds traded on a national securities exchange are valued each business day at the last sales price. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are fair valued as determined in good faith under the general supervision of the Board of Directors. Some of the Fund’s portfolio securities may be listed on foreign exchanges that close before the U.S. markets and that trade on days when the U.S. markets are closed. As a result, management, under the supervision of the Strong Funds’ Board of Directors, will consider significant events affecting foreign securities and the movements of the domestic markets that occur after the close of the foreign markets and before the time a Fund’s net asset value (“NAV”) is calculated in valuing such foreign securities. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Funds may own certain securities that are restricted as to resale. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Restricted securities may be determined to be liquid or illiquid. Securities are deemed illiquid based upon guidelines established by the Funds’ Board of Directors. Illiquid securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions, and the issuer’s financial performance. The aggregate cost and fair value of restricted securities held at June 30, 2004, that are deemed illiquid, are as follows:

	Aggregate Cost	Aggregate Fair Value	Percent of Net Assets
Strong Advisor Small Cap Value Fund	$680,073	$717,263	0.0%

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

Undistributed income or net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition, and characterization of income, expense, and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

Each Fund, other than Strong Advisor U.S. Value Fund and Strong Advisor Utilities and Energy Fund, generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Strong Advisor U.S. Value Fund and Strong Advisor Utilities and Energy Fund generally pay dividends from net investment income quarterly and distribute net realized capital gains, if any, at least annually.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Funds may utilize derivative instruments including options, futures, and other instruments with similar characteristics to the extent that they are consistent with the Funds’ investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect itself from adverse movements in securities’ prices, foreign currencies, or interest rates. The use of these instruments involves certain risks, including the possibility that the future value of the underlying assets or indices fluctuate (in the case of futures and options), the derivative becomes illiquid, an imperfect correlation arises between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

Investments in foreign-denominated assets or forward foreign currency contracts may involve greater risks than domestic investments such as foreign-related risks created by currency rate fluctuations, foreign political and economic instability, foreign financial reporting standards and taxes, and foreign securities markets and issuer regulation. Foreign securities may be less liquid than domestic securities.

(E)	Futures — Upon entering into a futures contract, the Funds segregate cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange and the futures commission merchant or broker. Each Fund designates liquid securities as collateral on open futures contracts. During the term of the futures contract, the Funds also receive credit from, or pay to, the futures commission merchant or broker an amount of cash or liquid assets equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses by the Funds. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

(F)	Written Options — The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses by the Funds. When a written option is closed, expired, or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Funds. Each Fund designates liquid securities or cash on its books to cover its financial exposure on open written options contracts.

(G)	Foreign Currency Conversion — Securities and other assets and liabilities initially expressed in foreign currencies are converted daily into U.S. dollars based upon current exchange rates. Purchases and sales of foreign securities and foreign income are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

(H)	Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(I)	Short Positions — The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Changes between the amount of the liability and the current market value of the short positions are recorded as unrealized gains or losses. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Fund and are included in Other Expenses in the Statement of Operations. If the Funds sell securities short while also holding the long position in the security, they may protect unrealized gains but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position in the security, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

(J)	Repurchase Agreements — The Funds may enter into repurchase agreements with institutions that the Funds’ investment advisor, Strong Capital Management, Inc. (the “Advisor”), has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by cash and/or securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account under the control of the Funds’ custodial bank in a manner sufficient to enable the Funds to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Funds’ custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

(K)	Securities Lending — The Funds, except Strong Advisor Utilities and Energy Fund and Strong Advisor Large Company Core Fund, have entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank, which was subsequently assumed by State Street Bank and Trust Company. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral is marked-to-market daily. Cash collateral received is invested in repurchase agreements, investment funds, government obligations, and/or bank obligations.

At June 30, 2004, Strong Advisor Common Stock Fund, Strong Advisor Mid Cap Growth Fund, and Strong Advisor U.S. Value Fund had securities with a market value of $89,071,410, $110,533, and $7,175,925, respectively, on loan and had received $91,631,247, $112,131, and $7,404,288, respectively, in collateral (both are included within Investments in the Statements of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statements of Operations. For the six months ended June 30, 2004, the securities lending income totaled, $64,154, $1,321, and $4,210 for Strong Advisor Common Stock Fund, Strong Advisor Mid Cap Growth Fund, and Strong Advisor U.S. Value Fund, respectively.

The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent’s investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security. In each case, the lending agent has indemnified the Funds for these types of losses.

(L)	Directed Brokerage — The Funds direct certain portfolio trades to brokers who, in turn, pay a portion of the Funds’ expenses not attributable to the Advisor or its affiliates. Such amounts are included in Expense Offsets reported in the Funds’ Statements of Operations and in Note 4.

(M)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by certain Funds and are included in Expense Offsets reported in the Funds’ Statements of Operations and in Note 4.

(N)	Expenses — The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(O)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(P)	Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

(Q)	Other — Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

(R)	Redemption Fees — Class A shares of Strong Advisor Large Company Core Fund held for 360 calendar days or less after purchase are subject to a redemption fee of 1.00%, based on the redeemed share’s market value. Class A, B, and C shares of Strong Advisor International Core Fund held for thirty calendar days or less after purchase are subject to a redemption fee of 1.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Funds. The amount collected for the period is included in Capital Stock reported in the Statements of Assets and Liabilities and in Note 8. Strong Advisor International Core Fund did not collect any redemption fees during the period.

3.	Related Party Transactions

The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent, and related services to the Funds. Certain officers and, until December 2, 2003, certain directors of the Funds are or were affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

		Administrative Fees
	Advisory Fees(1)	Class A	Class B	Class C	Class K	Class Z
Strong Advisor Common Stock Fund	0.75%	0.30%	0.30%	0.30%	*	0.30%
Strong Advisor Mid Cap Growth Fund	0.75%	0.30%	0.30%	0.30%	*	0.30%
Strong Advisor Small Cap Value Fund	0.75%	0.30%	0.30%	0.30%	*	0.30%
Strong Advisor U.S. Value Fund	0.55%	0.30%	0.30%	0.30%	0.25%	0.30%
Strong Advisor Endeavor Large Cap Fund	0.75%	0.30%	0.30%	0.30%	*	*
Strong Advisor Focus Fund	0.75%	0.30%	0.30%	0.30%	*	*
Strong Advisor International Core Fund	0.75%	0.30%	0.30%	0.30%	*	*
Strong Advisor Select Fund	0.75%	0.30%	0.30%	0.30%	*	*
Strong Advisor Technology Fund	0.75%	0.30%	0.30%	0.30%	*	*
Strong Advisor U.S. Small/Mid Cap Growth Fund	0.75%	0.30%	0.30%	0.30%	*	*
Strong Advisor Utilities and Energy Fund	0.75%	0.30%	0.30%	0.30%	*	*
Strong Advisor Large Company Core Fund	0.75%	0.30%	0.30%	0.30%	0.25%	*

*	Does not offer share class.
(1)	The investment advisory fees are 0.75% for assets under $4 billion, 0.725% for the next $2 billion assets, and 0.70% for assets $6 billion and above. Strong Advisor U.S. Value Fund does not have a breakpoint schedule.

The Funds’ Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. The Advisor and/or Administrator has contractually agreed to waive and/or absorb expenses for the following Funds until May 1, 2005, to keep Net Annual Operating Expenses at or below the following percentages:

	Class A		Class B	Class C	Class K		Class Z
Strong Advisor Common Stock Fund	*		2.50%	*	*	*	*
Strong Advisor Mid Cap Growth Fund	*		2.50%	2.50%	*	*	*
Strong Advisor Small Cap Value Fund	*		*	*	*	*	*
Strong Advisor U.S. Value Fund	2.50%		2.50%	2.50%	0.99%		*
Strong Advisor Endeavor Large Cap Fund	*		2.50%	2.50%	*	*	*	*
Strong Advisor Focus Fund	2.50%		2.50%	2.50%	*	*	*	*
Strong Advisor International Core Fund	2.50%		2.50%	2.50%	*	*	*	*
Strong Advisor Select Fund	2.50%		2.50%	2.50%	*	*	*	*
Strong Advisor Technology Fund	2.50%		2.50%	2.50%	*	*	*	*
Strong Advisor U.S. Small/Mid Cap Growth Fund	2.50%		2.50%	2.50%	*	*	*	*
Strong Advisor Utilities and Energy Fund	*		*	*	*	*	*	*
Strong Advisor Large Company Core Fund	1.50	%(1)	2.50%	2.50%	0.99%		*	*

*	Contractual rate not applicable to Class.
**	Does not offer share class.
(1)	The contractual rate is indefinite and may only be terminated by the Board of Directors of the Funds, but not before May 1, 2005.

Transfer agent and related service fees for Class Z shares are paid at an annual rate of $27.00 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agent and related service fees for each of the Funds’ Class A, B, C, and K shares are paid at an annual rate of 0.20% of the average daily net assets of each respective class. Transfer agent fees are recorded in Shareholder Servicing Costs in the Funds’ Statements of Operations and in Note 4. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class’ level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other Expenses in the Funds’ Statements of Operations and in Note 4. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agency expenses incurred by the Funds and are included in Expense Offsets in the Funds’ Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

The Funds have adopted a Rule 12b-1 distribution and service plan under the 1940 Act on behalf of each of the Funds’ Class A, B, and C shares. Under the plan, Strong Investments, Inc. (the “Distributor” and an affiliate of the Advisor) is paid an annual rate of 0.25%, 1.00%, and 1.00% of the average daily net assets of the Class A, B, and C shares, respectively, as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund’s Class A, B, and C shares. See Note 4.

The Funds’ Class A, B, and C shares have sales charges (loads) charged to shareholders. The Funds’ Class A shares have a maximum 5.75% front-end sales charge. The Funds’ Class A shares, except Strong Advisor Large Company Core Fund, may be subject to a 1.00% contingent deferred sales charge if shares are purchased without an initial sales charge and are redeemed within one year of purchase (usually on purchases of $1,000,000 or more). The Funds’ Class B shares have a maximum 5.00% contingent deferred sales charge. The Funds’ Class C shares have a maximum 1.00% contingent deferred sales charge if the shares are sold within one year of their original purchase date. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds. Certain of these sales charges may be waived in limited circumstances.

For the six months ended June 30, 2004, the Distributor received aggregate sales charges from the sale of Class A shares as follows: Strong Advisor Common Stock Fund $3,971, Strong Advisor Mid Cap Growth Fund $339, Strong Advisor Small Cap Value Fund $7,087, Strong Advisor U.S. Value Fund $326, Strong Advisor Endeavor Large Cap Fund $697, Strong Advisor Focus Fund $4, Strong Advisor International Core Fund $202, Strong Advisor Select Fund $1,004, Strong Advisor Technology Fund $0, Strong Advisor U.S. Small/Mid Cap Growth Fund $1,195, Strong Advisor Utilities and Energy Fund $80, and Strong Advisor Large Company Core Fund $7,612.

For the six months ended June 30, 2004, the Distributor received aggregate contingent deferred sales charges from the redemption of Class A, B, and C shares as follows: Strong Advisor Common Stock Fund $61,659, Strong Advisor Mid Cap Growth Fund $7,693, Strong Advisor Small Cap Value Fund $192,786, Strong Advisor U.S. Value Fund $13,302, Strong Advisor Endeavor Large Cap Fund $6,731, Strong Advisor Focus Fund $8,527, Strong Advisor International Core Fund $189, Strong Advisor Select Fund $1,011, Strong Advisor Technology Fund $1,276, Strong Advisor U.S. Small/Mid Cap Growth Fund $2,548, Strong Advisor Utilities and Energy Fund $0, and Strong Advisor Large Company Core Fund $13,846.

Next Century Growth Investors, LLC (“Next Century Growth”), an affiliate of the Advisor, manages the investments of Strong Advisor U.S. Small/Mid Cap Growth Fund under a subadvisory agreement with the Advisor. Next Century Growth is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

W.H. Reaves & Co., Inc. (“Reaves”) manages the investments of Strong Advisor Utilities and Energy Fund under a subadvisory agreement with the Advisor. Reaves is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services. The investment subadvisory fees are based on breakpoints ranging from net asset values of $200 million to $2.5 billion. The investment subadvisory fees are also subject to adjustment upward or downward depending on the Fund’s performance measured against a benchmark. The benchmark is 90% of the performance of a blend of utilities and energy indices. In addition, Reaves directly affects purchases and sales of securities for the Fund. In conjunction therewith, brokerage commissions paid to Reaves by the Fund for the six months ended June 30, 2004, totaled $14,652.

The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations set by the Fund’s Board of Directors and applicable law.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended June 30, 2004, is as follows:

	Payable to/ (Receivable from) Advisor or Administrator at June 30, 2004	Shareholder Servicing and Other Related Expenses Paid to Administrator	Transfer Agency Banking Charges/(Credits)	Unaffiliated Directors’ and Independent Officers’ Fees
Strong Advisor Common Stock Fund	$273,856	$1,683,617	$4,327	$43,361
Strong Advisor Mid Cap Growth Fund	23,877	156,709	991	2,290
Strong Advisor Small Cap Value Fund	432,176	2,699,980	8,888	48,739
Strong Advisor U.S. Value Fund	81,130	493,221	16,402	7,127
Strong Advisor Endeavor Large Cap Fund	9,813	38,854	925	1,228
Strong Advisor Focus Fund	360	2,996	8	454
Strong Advisor International Core Fund	(93)	1,719	9	404
Strong Advisor Select Fund	14,620	75,853	873	2,117
Strong Advisor Technology Fund	86	1,745	7	423
Strong Advisor U.S. Small/Mid Cap Growth Fund	2,301	6,028	24	453
Strong Advisor Utilities and Energy Fund	1,419	10,074	4	663
Strong Advisor Large Company Core Fund	18,453	117,972	329	2,370

At June 30, 2004, the Distributor owned 21% of the outstanding shares of Strong Advisor International Core Fund.

4.	Expenses and Expense Offsets

For the six months ended June 30, 2004, the class specific expenses are as follows:

	Administrative Fees	Shareholder Servicing Costs	Reports to Shareholders	12b-1 Fees	Other
Strong Advisor Common Stock Fund
Class A	$119,578	$80,469	$12,549	$99,649	$5
Class B	57,425	39,773	7,649	191,415	78
Class C	48,483	33,361	7,832	161,610	919
Class Z	2,070,152	1,527,427	227,517	—	5,912
Strong Advisor Mid Cap Growth Fund
Class A	14,018	9,492	4,422	11,681	59
Class B	4,292	3,167	2,588	14,306	13
Class C	1,054	770	888	3,513	17
Class Z	79,663	142,546	44,872	—	1,635
Strong Advisor Small Cap Value Fund
Class A	958,583	650,173	102,906	798,819	1,500
Class B	186,353	134,226	37,650	621,178	666
Class C	227,804	160,071	47,644	759,348	1,172
Class Z	1,792,277	1,753,406	207,661	—	7,655
Strong Advisor U.S. Value Fund
Class A	6,560	4,503	1,255	5,466	92
Class B	8,250	5,856	1,887	27,500	21
Class C	6,465	4,735	1,938	21,550	441
Class K	102,549	82,040	905	—	4,456
Class Z	337,432	395,359	122,239	—	12,120
Strong Advisor Endeavor Large Cap Fund
Class A	56,250	37,513	2,906	46,875	934
Class B	1,183	821	167	3,945	2
Class C	645	466	154	2,149	44
Strong Advisor Focus Fund
Class A	1,855	1,299	738	1,546	11
Class B	1,739	1,321	988	5,795	4
Class C	466	350	2,730	1,555	18
Strong Advisor International Core Fund
Class A	896	618	164	746	4
Class B	1,232	885	293	4,107	4
Class C	304	214	63	1,015	4
Strong Advisor Select Fund
Class A	111,383	74,294	3,471	92,819	891
Class B	1,099	778	221	3,680	1
Class C	1,028	739	188	3,452	25

	Administrative Fees	Shareholder Servicing Costs	Reports to Shareholders	12b-1 Fees	Other
Strong Advisor Technology Fund
Class A	$1,315	$892	$338	$1,096	$15
Class B	817	571	193	2,723	2
Class C	364	264	237	1,209	8
Strong Advisor U.S. Small/Mid Cap Growth Fund
Class A	4,255	2,885	403	3,546	18
Class B	2,003	1,378	214	6,675	5
Class C	2,312	1,578	668	7,706	189
Strong Advisor Utilities and Energy Fund
Class A	14,367	9,589	271	11,973	11
Class B	358	249	53	1,194	3
Class C	325	224	53	1,082	2
Strong Advisor Large Company Core Fund
Class A	98,530	66,236	3,020	82,109	118
Class B	12,491	8,691	1,642	41,637	32
Class C	10,793	7,455	5,799	35,977	312
Class K	44,106	35,285	3,739	—	172

For the six months ended June 30, 2004, the class specific expense offsets are as follows:

	Expense Waivers and Absorptions	Transfer Agency Banking Credits	Directed Brokerage Credits	Earnings Credits
Strong Advisor Common Stock Fund
Class A	$(4,645)	$(22)	$—	$—
Class B	(3,426)	—	—	—
Class C	(3,307)	—	—	—
Class Z	(24,643)	—	—	—
Fund Level	(139,041)	—	(38,113)	(212)
Strong Advisor Mid Cap Growth Fund
Class A	(742)	—	—	—
Class B	(1,407)	—	—	—
Class C	(609)	—	—	—
Class Z	(6,439)	—	—	—
Fund Level	(6,036)	—	(7,691)	(14)
Strong Advisor Small Cap Value Fund
Class A	(46,646)	—	—	—
Class B	(14,965)	—	—	—
Class C	(16,490)	—	—	—
Class Z	(42,604)	—	—	—
Fund Level	(193,256)	—	(55,185)	(513)
Strong Advisor U.S. Value Fund
Class A	(594)	—	—	—
Class B	(763)	—	—	—
Class C	(875)	—	—	—
Class K	(23,151)	—	—	—
Class Z	(7,319)	—	—	—
Fund Level	(30,531)	—	(4,968)	(30)
Strong Advisor Endeavor Large Cap Fund
Class A	(57)	—	—	—
Class B	(44)	—	—	—
Class C	(47)	—	—	—
Fund Level	(3,746)	—	(5,077)	(11)
Strong Advisor Focus Fund
Class A	(5,277)	—	—	—
Class B	(6,823)	—	—	—
Class C	(4,276)	—	—	—
Fund Level	(13,943)	—	(2,570)	(1)

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

	Expense Waivers and Absorptions	Transfer Agency Banking Credits	Directed Brokerage Credits	Earnings Credits
Strong Advisor International Core Fund
Class A	$(2,428)	$—	$—	$—
Class B	(6,521)	—	—	—
Class C	(1,599)	—	—	—
Fund Level	(37,458)	—	(111)	(1)
Strong Advisor Select Fund
Class A	(350)	—	—	—
Class B	(78)	—	—	—
Class C	(63)	—	—	—
Fund Level	(6,927)	—	(8,343)	(89)
Strong Advisor Technology Fund
Class A	(3,663)	—	—	—
Class B	(4,287)	—	—	—
Class C	(2,066)	—	—	—
Fund Level	(11,495)	—	(3,842)	(1)
Strong Advisor U.S. Small/Mid Cap Fund
Class A	(414)	—	—	—
Class B	(5,299)	—	—	—
Class C	(6,660)	—	—	—
Fund Level	(640)	—	(1,929)	(3)
Strong Advisor Utilities and Energy Fund
Class A	(47)	—	—	—
Class B	(485)	—	—	—
Class C	(467)	—	—	—
Fund Level	(1,026)	—	—	(1)
Strong Advisor Large Company Core Fund
Class A	(24,241)	—	—	—
Class B	(700)	—	—	—
Class C	(2,862)	—	—	—
Class K	(52,092)	—	—	—
Fund Level	(10,707)	—	(8,306)	(187)

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires October 8, 2004, to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Fund’s registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. For the six months ended June 30, 2004, there were no borrowings by Strong Advisor Common Stock Fund, Strong Advisor Mid Cap Growth Fund, Strong Advisor Small Cap Value Fund, Strong Advisor Focus Fund, Strong Advisor International Core Fund, Strong Advisor Select Fund, Strong Advisor U.S. Small/Mid Cap Growth Fund, and Strong Advisor Utilities and Energy Fund under the LOC. Strong Advisor U.S. Value Fund, Strong Advisor Endeavor Large Cap Fund, and Strong Advisor Large Company Core Fund had minimal borrowings under the LOC during the period. During the six months ended June 30, 2004, Strong Advisor Technology Fund had an outstanding average daily balance of $2,198 under the LOC. The maximum amount outstanding during the period was $100,000. Interest expense amounted to $17 for the six months ended June 30, 2004. At June 30, 2004, there were no outstanding borrowings by the Funds under the LOC.

6.	Investment Transactions

The aggregate purchases and sales of long-term securities during the six months ended June 30, 2004, are as follows:

	Purchases	Sales
Strong Advisor Common Stock Fund	$393,717,183	$508,552,628
Strong Advisor Mid Cap Growth Fund	62,190,038	73,534,095
Strong Advisor Small Cap Value Fund	370,745,993	619,233,238
Strong Advisor U.S. Value Fund	110,961,083	44,464,677
Strong Advisor Endeavor Large Cap Fund	32,999,519	32,700,839
Strong Advisor Focus Fund	1,156,232	2,003,273
Strong Advisor International Core Fund	422,361	262,319
Strong Advisor Select Fund	48,733,629	61,551,316
Strong Advisor Technology Fund	1,188,855	1,602,406
Strong Advisor U.S. Small/Mid Cap Growth Fund	3,373,074	3,238,829
Strong Advisor Utilities and Energy Fund	5,710,150	8,315,298
Strong Advisor Large Company Core Fund	164,884,980	170,676,357

There were no purchases or sales of long-term U.S. government securities during the six months ended June 30, 2004.

7.	Income Tax Information

The following information for the Funds is presented on an income tax basis as of June 30, 2004:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) on Investments
Strong Advisor Common Stock Fund	$1,218,571,148	$368,950,391	$(39,809,706)	$329,140,685
Strong Advisor Mid Cap Growth Fund	49,139,840	14,056,715	(207,910)	13,848,805
Strong Advisor Small Cap Value Fund	1,492,559,126	581,101,457	(36,968,331)	544,133,126
Strong Advisor U.S. Value Fund	298,751,454	54,742,537	(5,251,480)	49,491,057
Strong Advisor Endeavor Large Cap Fund	34,810,876	6,761,172	(327,220)	6,433,952
Strong Advisor Focus Fund	1,891,181	663,245	(22,752)	640,493
Strong Advisor International Core Fund	1,417,534	336,399	(10,323)	326,076
Strong Advisor Select Fund	64,282,748	15,462,995	(561,663)	14,901,332
Strong Advisor Technology Fund	1,520,776	237,817	(138,770)	99,047
Strong Advisor U.S. Small/Mid Cap Growth Fund	4,834,977	1,078,866	(278,539)	800,327
Strong Advisor Utilities and Energy Fund	6,774,559	967,382	(83,096)	884,286
Strong Advisor Large Company Core Fund	111,394,754	9,806,394	(1,508,822)	8,297,572

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The capital loss carryovers (expiring in varying amounts through 2011) as of December 31, 2003, and tax basis post-October losses as of December 31, 2003, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	Net Capital Loss Carryovers	Post-October Losses
Strong Advisor Common Stock Fund	$98,586,817	$—
Strong Advisor Mid Cap Growth Fund	118,085,651	—
Strong Advisor Small Cap Value Fund	—	—
Strong Advisor U.S. Value Fund	3,963,290	29,798
Strong Advisor Endeavor Large Cap Fund	5,636,377	31,201
Strong Advisor Focus Fund	4,503,261	—
Strong Advisor International Core Fund	30,211	—
Strong Advisor Select Fund	5,730,250	—
Strong Advisor Technology Fund	763,150	—
Strong Advisor U.S. Small/Mid Cap Growth Fund	107,537	136,043
Strong Advisor Utilities and Energy Fund	313,921	—
Strong Advisor Large Company Core Fund	—	13,372

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

8.	Capital Share Transactions

	Strong Advisor Common Stock Fund		Strong Advisor Mid Cap Growth Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)		(Unaudited)
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:
CLASS A
Proceeds from Shares Sold	$9,793,853	$62,389,061	$942,481	$29,891,257
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(13,793,509)	(48,584,158)	(1,978,715)	(29,161,740)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,999,656)	13,804,903	(1,036,234)	729,517
CLASS B
Proceeds from Shares Sold	1,274,204	8,099,013	48,677	490,452
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(2,475,271)	(3,494,374)	(250,605)	(720,050)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,201,067)	4,604,639	(201,928)	(229,598)
CLASS C
Proceeds from Shares Sold	2,987,481	9,917,355	16,197	326,442
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(7,447,100)	(8,090,361)	(202,450)	(698,172)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(4,459,619)	1,826,994	(186,253)	(371,730)
CLASS Z
Proceeds from Shares Sold	82,838,619	203,644,369	4,046,896	31,734,000
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(233,906,408)	(608,593,067)	(13,574,621)	(61,043,159)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(151,067,789)	(404,948,698)	(9,527,725)	(29,309,159)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(160,728,131)	$(384,712,162)	$(10,952,140)	$(29,180,970)

	Strong Advisor Common Stock Fund		Strong Advisor Mid Cap Growth Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)		(Unaudited)
Transactions in Shares of Each Class of the Funds Were as Follows:
CLASS A
Sold	438,547	3,431,779	77,784	3,106,763
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(619,938)	(2,666,367)	(165,418)	(2,955,165)

Net Increase (Decrease) in Shares	(181,391)	765,412	(87,634)	151,598

CLASS B
Sold	58,235	457,112	4,094	50,542
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(113,298)	(198,050)	(21,344)	(70,959)

Net Increase (Decrease) in Shares	(55,063)	259,062	(17,250)	(20,417)

CLASS C
Sold	136,476	546,220	1,379	34,377
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(343,574)	(442,002)	(17,360)	(69,097)

Net Increase (Decrease) in Shares	(207,098)	104,218	(15,981)	(34,720)

CLASS Z
Sold	3,694,725	11,182,299	336,892	3,193,498
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(10,437,771)	(31,635,485)	(1,124,324)	(5,725,809)

Net Increase (Decrease) in Shares	(6,743,046)	(20,453,186)	(787,432)	(2,532,311)

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

	Strong Advisor Small Cap Value Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:
CLASS A
Proceeds from Shares Sold	$74,829,422	$320,685,110
Proceeds from Reinvestment of Distributions	6,570,799	15,265,206
Payment for Shares Redeemed	(217,853,363)	(184,534,476)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(136,453,142)	151,415,840
CLASS B
Proceeds from Shares Sold	1,738,164	23,520,790
Proceeds from Reinvestment of Distributions	1,213,568	2,765,426
Payment for Shares Redeemed	(8,256,373)	(12,814,273)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(5,304,641)	13,471,943
CLASS C
Proceeds from Shares Sold	3,711,818	50,717,429
Proceeds from Reinvestment of Distributions	1,352,062	3,207,242
Payment for Shares Redeemed	(19,612,661)	(42,529,352)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(14,548,781)	11,395,319
CLASS Z
Proceeds from Shares Sold	306,271,817	568,392,266
Proceeds from Reinvestment of Distributions	12,489,901	27,317,931
Payment for Shares Redeemed	(339,538,979)	(432,298,660)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(20,777,261)	163,411,537

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(177,083,825)	$339,694,639

	Strong Advisor Small Cap Value Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Transactions in Shares of Each Class of the Fund Were as Follows:
CLASS A
Sold	2,657,941	14,585,227
Issued in Reinvestment of Distributions	241,751	588,254
Redeemed	(7,901,315)	(8,277,317)

Net Increase (Decrease) in Shares	(5,001,623)	6,896,164

CLASS B
Sold	63,493	1,128,906
Issued in Reinvestment of Distributions	45,778	108,960
Redeemed	(303,509)	(590,325)

Net Increase (Decrease) in Shares	(194,238)	647,541

CLASS C
Sold	135,753	2,388,522
Issued in Reinvestment of Distributions	50,906	126,120
Redeemed	(718,038)	(1,842,815)

Net Increase (Decrease) in Shares	(531,379)	671,827

CLASS Z
Sold	10,794,698	25,560,482
Issued in Reinvestment of Distributions	457,171	1,047,467
Redeemed	(12,085,262)	(18,917,370)

Net Increase (Decrease) in Shares	(833,393)	7,690,579

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

	Strong Advisor U.S. Value Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:
CLASS A
Proceeds from Shares Sold	$483,037	$2,442,595
Proceeds from Reinvestment of Distributions	14,430	33,629
Payment for Shares Redeemed	(1,388,544)	(1,164,555)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(891,077)	1,311,669
CLASS B
Proceeds from Shares Sold	947,974	1,532,091
Proceeds from Reinvestment of Distributions	3,300	9,048
Payment for Shares Redeemed	(218,596)	(708,664)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	732,678	832,475
CLASS C
Proceeds from Shares Sold	471,314	2,936,148
Proceeds from Reinvestment of Distributions	1,205	7,949
Payment for Shares Redeemed	(524,805)	(802,924)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(52,286)	2,141,173
CLASS K
Proceeds from Shares Sold	5,109,520	75,594,336
Proceeds from Reinvestment of Distributions	6,665	26,245
Payment for Shares Redeemed	(12,750,607)	(5,956,750)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(7,634,422)	69,663,831
CLASS Z
Proceeds from Shares Sold	110,052,658	65,563,705
Proceeds from Reinvestment of Distributions	649,674	421,710
Payment for Shares Redeemed	(36,351,969)	(156,527,039)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	74,350,363	(90,541,624)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$66,505,256	$(16,592,476)

	Strong Advisor U.S. Value Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Transactions in Shares of Each Class of the Fund Were as Follows:
CLASS A
Sold	26,861	158,971
Issued in Reinvestment of Distributions	800	2,133
Redeemed	(77,267)	(76,619)

Net Increase (Decrease) in Shares	(49,606)	84,485

CLASS B
Sold	52,676	101,156
Issued in Reinvestment of Distributions	182	558
Redeemed	(12,189)	(49,252)

Net Increase (Decrease) in Shares	40,669	52,462

CLASS C
Sold	26,359	187,092
Issued in Reinvestment of Distributions	66	485
Redeemed	(29,220)	(51,438)

Net Increase (Decrease) in Shares	(2,795)	136,139

CLASS K
Sold	285,371	4,541,506
Issued in Reinvestment of Distributions	372	1,657
Redeemed	(712,464)	(382,792)

Net Increase (Decrease) in Shares	(426,721)	4,160,371

CLASS Z
Sold	6,125,805	4,464,350
Issued in Reinvestment of Distributions	35,916	26,615
Redeemed	(1,999,500)	(9,915,698)

Net Increase (Decrease) in Shares	4,162,221	(5,424,733)

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

	Strong Advisor Endeavor Large Cap Fund		Strong Advisor Focus Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)		(Unaudited)
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:
CLASS A
Proceeds from Shares Sold	$9,636,271	$11,550,715	$44,453	$133,502
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(8,468,552)	(13,087,873)	(559,606)	(1,033,507)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,167,719	(1,537,158)	(515,153)	(900,005)
CLASS B
Proceeds from Shares Sold	98,424	545,692	20,301	33,725
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(7,130)	(294,637)	(231,204)	(391,552)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	91,294	251,055	(210,903)	(357,827)
CLASS C
Proceeds from Shares Sold	70,485	236,667	964	128,342
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(95,346)	(92,284)	(74,237)	(196,335)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(24,861)	144,383	(73,273)	(67,993)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$1,234,152	$(1,141,720)	$(799,329)	$(1,325,825)

Transactions in Shares of Each Class of the Funds Were as Follows:
CLASS A
Sold	955,672	1,382,830	6,864	26,782
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(815,989)	(1,497,908)	(89,886)	(189,152)

Net Increase (Decrease) in Shares	139,683	(115,078)	(83,022)	(162,370)

CLASS B
Sold	9,598	66,016	3,392	6,628
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(686)	(36,913)	(38,160)	(74,150)

Net Increase (Decrease) in Shares	8,912	29,103	(34,768)	(67,522)

CLASS C
Sold	6,939	27,852	160	25,997
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(9,373)	(10,494)	(12,036)	(37,048)

Net Increase (Decrease) in Shares	(2,434)	17,358	(11,876)	(11,051)

	Strong Advisor International Core Fund		Strong Advisor Select Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)		(Unaudited)
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:
CLASS A
Proceeds from Shares Sold	$52,952	$451,750	$11,157,071	$28,987,396
Proceeds from Reinvestment of Distributions	696	6,485	—	—
Payment for Shares Redeemed	(45,126)	(163,951)	(23,255,843)	(27,068,354)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	8,522	294,284	(12,098,772)	1,919,042
CLASS B
Proceeds from Shares Sold	156,725	346,867	266,207	257,127
Proceeds from Reinvestment of Distributions	826	6,923	—	—
Payment for Shares Redeemed	(30,147)	(65,208)	(22,480)	(103,058)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	127,404	288,582	243,727	154,069
CLASS C
Proceeds from Shares Sold	40,647	562,293	501,599	204,823
Proceeds from Reinvestment of Distributions	228	2,436	—	—
Payment for Shares Redeemed	—	(585,411)	(24,126)	(104,606)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	40,875	(20,682)	477,473	100,217

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$176,801	$562,184	$(11,377,572)	$2,173,328

Transactions in Shares of Each Class of the Funds Were as Follows:
CLASS A
Sold	4,468	47,151	1,269,829	4,305,907
Issued in Reinvestment of Distributions	60	570	—	—
Redeemed	(3,845)	(14,929)	(2,673,646)	(3,730,994)

Net Increase (Decrease) in Shares	683	32,792	(1,403,817)	574,913

CLASS B
Sold	13,262	36,895	31,022	37,614
Issued in Reinvestment of Distributions	72	609	—	—
Redeemed	(2,656)	(6,823)	(2,632)	(14,269)

Net Increase (Decrease) in Shares	10,678	30,681	28,390	23,345

CLASS C
Sold	3,443	58,481	58,866	29,859
Issued in Reinvestment of Distributions	20	215	—	—
Redeemed	—	(59,716)	(2,799)	(13,880)

Net Increase (Decrease) in Shares	3,463	(1,020)	56,067	15,979

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

	Strong Advisor Technology Fund		Strong Advisor U.S. Small/Mid Cap Growth Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)		(Unaudited)
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:
CLASS A
Proceeds from Shares Sold	$429,034	$475,649	$846,538	$2,506,870
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(886,089)	(1,132,211)	(1,184,734)	(182,320)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(457,055)	(656,562)	(338,196)	2,324,550
CLASS B
Proceeds from Shares Sold	35,985	285,676	520,298	711,067
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(19,556)	(18,271)	(50,459)	(132,452)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	16,429	267,405	469,839	578,615
CLASS C
Proceeds from Shares Sold	4,510	38,794	152,724	1,161,876
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(83,604)	(128,137)	(96,111)	(53,800)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(79,094)	(89,343)	56,613	1,108,076

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(519,720)	$(478,500)	$188,256	$4,011,241

Transactions in Shares of Each Class of the Funds Were as Follows:
CLASS A
Sold	57,767	83,030	75,175	237,549
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(113,487)	(168,601)	(107,282)	(16,651)

Net Increase (Decrease) in Shares	(55,720)	(85,571)	(32,107)	220,898

CLASS B
Sold	4,868	47,464	47,192	69,682
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(2,801)	(2,590)	(4,542)	(11,990)

Net Increase (Decrease) in Shares	2,067	44,874	42,650	57,692

CLASS C
Sold	623	5,992	13,066	114,610
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(11,389)	(21,193)	(8,539)	(4,922)

Net Increase (Decrease) in Shares	(10,766)	(15,201)	4,527	109,688

	Strong Advisor Utilities and Energy Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:
CLASS A
Proceeds from Shares Sold	$102,892	$10,745,467
Proceeds from Reinvestment of Distributions	2,165	57,522
Payment for Shares Redeemed	(3,232,296)	(8,634,471)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,127,239)	2,168,518
CLASS B
Proceeds from Shares Sold	98,378	50,393
Proceeds from Reinvestment of Distributions	204	232
Payment for Shares Redeemed	(2,330)	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	96,252	50,625
CLASS C
Proceeds from Shares Sold	12,152	61,694
Proceeds from Reinvestment of Distributions	239	1,418
Payment for Shares Redeemed	(85,522)	(11,717)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(73,131)	51,395

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(3,104,118)	$2,270,538

Transactions in Shares of Each Class of the Fund Were as Follows:
CLASS A
Sold	9,520	1,122,369
Issued in Reinvestment of Distributions	195	5,985
Redeemed	(299,088)	(876,335)

Net Increase (Decrease) in Shares	(289,373)	252,019

CLASS B
Sold	8,953	5,210
Issued in Reinvestment of Distributions	19	24
Redeemed	(212)	—

Net Increase (Decrease) in Shares	8,760	5,234

CLASS C
Sold	1,133	6,587
Issued in Reinvestment of Distributions	21	145
Redeemed	(7,747)	(1,155)

Net Increase (Decrease) in Shares	(6,593)	5,577

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

	Strong Advisor Large Company Core Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:
CLASS A
Proceeds from Shares Sold	$6,461,432	$59,864,417
Proceeds from Reinvestment of Distributions	1,022,423	78,573
Proceeds from Redemption Fees *	11,754	—
Payment for Shares Redeemed	(14,204,568)	(9,871,639)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(6,708,959)	50,071,351
CLASS B
Proceeds from Shares Sold	1,400,645	6,531,413
Proceeds from Reinvestment of Distributions	108,220	5,649
Proceeds from Redemption Fees *	1,454	—
Payment for Shares Redeemed	(268,238)	(411,263)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,242,081	6,125,799
CLASS C
Proceeds from Shares Sold	2,714,475	5,690,544
Proceeds from Reinvestment of Distributions	110,458	5,296
Proceeds from Redemption Fees *	1,198	—
Payment for Shares Redeemed	(1,294,356)	(624,699)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,531,775	5,071,141
CLASS K
Proceeds from Shares Sold	8,053,192	33,605,594
Proceeds from Reinvestment of Distributions	544,060	78,412
Proceeds from Redemption Fees *	6,231	—
Payment for Shares Redeemed	(5,337,836)	(2,948,367)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	3,265,647	30,735,639

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(669,456)	$92,003,930

*	The amount of redemption fees collected for the year ended December 31, 2003 was $12,110 and was paid to the Fund in 2004.

	Strong Advisor Large Company Core Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Transactions in Shares of Each Class of the Fund Were as Follows:
CLASS A
Sold	590,239	6,235,824
Issued in Reinvestment of Distributions	97,933	7,791
Redeemed	(1,311,161)	(976,959)

Net Increase (Decrease) in Shares	(622,989)	5,266,656

CLASS B
Sold	129,436	691,767
Issued in Reinvestment of Distributions	10,507	549
Redeemed	(25,024)	(40,925)

Net Increase (Decrease) in Shares	114,919	651,391

CLASS C
Sold	251,329	596,467
Issued in Reinvestment of Distributions	10,724	512
Redeemed	(120,713)	(61,554)

Net Increase (Decrease) in Shares	141,340	535,425

CLASS K
Sold	739,391	3,545,081
Issued in Reinvestment of Distributions	51,865	8,183
Redeemed	(487,081)	(302,576)

Net Increase (Decrease) in Shares	304,175	3,250,688

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

9.	Investments in Affiliates

Affiliated issuers, as defined under the 1940 Act, include any Fund of the Strong Funds and any issuer in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers during the six months ended June 30, 2004, is as follows:

	Balance of Shares Held Jan. 1, 2004	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held June 30, 2004	Value June 30, 2004	Investment Income Jan. 1, 2004 - June 30, 2004	Realized Gain/Loss on Sales
Strong Advisor Small Cap Value Fund
Allied Healthcare Products, Inc.	848,200	158,420	(79,780)	926,840	$4,643,468	$—	$203,924
Apex Silver Mines, Ltd. *	2,115,100	440,400	(221,000)	2,334,500	39,803,225	—	(331,967)
Barbeques Galore, Ltd. Sponsored ADR	434,231	700	(15,000)	419,931	3,632,403	—	77,745
Calgon Carbon Corporation	2,584,600	106,300	(69,600)	2,621,300	17,562,710	157,512	(34,696)
Covenant Transport, Inc. Class A	783,000	110,700	(6,000)	887,700	15,170,793	—	39,394
Discovery Partners International, Inc.	1,503,400	404,100	(34,900)	1,872,600	9,550,260	—	(72,430)
Dura Automotive Systems, Inc. *	1,120,900	92,500	(406,400)	807,000	7,384,050	—	1,159,153
Encore Wire Corporation *	1,163,900	14,700	(1,025,400)	153,200	4,223,724	—	21,801,894
Evans & Sutherland Computer Corporation	700,200	230,543	—	930,743	4,374,492	—	—
The Geo Group, Inc. (Formerly Wackenhut Corrections Corporation)	781,910	219,100	(10,800)	990,210	20,200,284	—	168,159
Intertape Polymer Group, Inc.	2,426,100	214,700	—	2,640,800	20,096,488	—	—
Kforce.com, Inc.	1,862,485	209,800	(150,600)	1,921,685	18,140,706	—	1,205,243
Layne Christensen Company	1,514,300	14,600	(119,902)	1,408,998	23,318,917	—	828,355
Lightbridge, Inc.	1,523,100	867,100	(10,000)	2,380,200	13,329,120	—	(63,514)
Matrix Service Company	841,900	699,500	(5,000)	1,536,400	14,058,060	—	(33,366)
McMoRan Exploration Company	837,500	177,800	(45,000)	970,300	15,117,274	—	(39,044)
Petroleum Helicopters, Inc. (non-voting)	174,260	3,912	—	178,172	3,458,319	—	—
Range Resources Corporation	4,132,300	334,600	(204,900)	4,262,000	62,225,200	83,855	260,115
Richardson Electronics, Ltd.	536,700	139,100	(13,100)	662,700	7,342,716	49,684	(14,157)
Webco Industries, Inc.	285,460	160,800	—	446,260	1,682,400	—	—
The Wet Seal, Inc. Class A	—	1,324,020	(19,600)	1,304,420	6,822,117	—	(72,727)

*	Issuer was not an affiliate as of June 30, 2004.

10.	Legal and Regulatory Matters

On or about May 20, 2004, the Advisor, the Administrator, and the Distributor (collectively, “Strong”), former chairman Richard S. Strong, and two employees of Strong entered into agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the State of Wisconsin Department of Justice (the Wisconsin Attorney General), and the Wisconsin Department of Financial Institutions representing a settlement of all the market-timing investigations of Strong and certain affiliates by these agencies. In the settlements, Strong, without admitting or denying the findings in any of the orders, consented to entries of cease and desist orders and injunctive relief relating to breaches of their fiduciary duties and violations of state and federal securities laws, including anti-fraud provisions. The settlements require the Advisor to pay $40 million in investor restoration and $40 million in civil penalties. The settlements require Mr. Strong to pay $30 million in investor restoration and $30 million in civil penalties. The NYAG settlement also requires Strong to reduce fees for all Funds (except money market funds and certain very short-term income funds) by an aggregate of at least $7 million a year for five years. Separately, the Board of Directors of the Strong Funds and the Advisor have agreed that the Advisor may allocate such fee and/or expense reductions in a manner it deems reasonable, provided that (i) each applicable Fund shall participate in such fee reduction, (ii) each Fund that was impacted by market timing related to the settlements shall receive a fee reduction of at least 0.025% each year, (iii) such fee reduction shall be taken after giving effect to all waivers and reimbursements currently in effect, and (iv) fees and expenses shall not subsequently be increased without prior Board approval. Additionally, the settlements require, among other things: 1) retention of an independent consultant to develop a payment plan for the amount of investor restoration; 2) the services of an independent compliance consultant to conduct a periodic review of Strong’s compliance policies and procedures; and 3) enhanced corporate governance policies for the Strong Funds. The NYAG settlement also requires: 1) the retention of a senior officer to assist the Board in monitoring compliance and reviewing fee arrangements; and 2) additional fee disclosure to investors in the Funds. Strong and Mr. Strong, and not the investors in any Strong Fund, will bear all the costs of complying with the settlements, including restoration, civil penalties, and associated legal fees stemming from these regulatory proceedings. Strong has not yet determined if the investor restoration or civil penalties will create any financial benefit to the Strong Funds.

Strong has received one or more subpoenas or requests for information from the West Virginia Attorney General and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Strong is aware of multiple outstanding class and derivative actions (“Actions”) filed since September 4, 2003, against Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their officers and directors as defendants in certain federal and state courts with respect to factual matters referenced in the NYAG settlement. On February 20, 2004 and June 15, 2004, the United States Judicial Panel for Multi District Litigation (“MDL”) ordered the transfer of all but one of the Actions to the District of Maryland so those cases involving Strong could be coordinated and consolidated into one or two actions covered by a single complaint (“MDL Consolidated Actions”). A single Wisconsin state court Action involving Strong was not removed to the District of Maryland court. The District of Maryland court has since appointed co-chairs/chief administrative counsel for the plaintiffs in the actions involving all of the fund families before it. It has also appointed a lead plaintiff and lead plaintiff’s counsel for the actions involving each individual fund family, including Strong. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Strong expects that the MDL Consolidated Actions will allege the same types of violations of law and seek the same forms of damages and remedies as did the numerous prior Actions. Certain state Actions will not be consolidated into the MDL Consolidated Actions and proceedings in these state court Actions may be stayed or proceed independently of the MDL Consolidated Actions.

The Strong Funds will not bear any costs incurred in connection with these Actions. Based on currently available information, Strong believes that the Actions will not have a material adverse financial impact on the Strong Funds, and are not likely to materially affect Strong’s ability to provide investment management services to its clients, including the Strong Funds. The Funds may experience increased redemptions or a decrease in new sales of shares as a result of the regulatory settlements and the ongoing Actions, which could result in increased transaction costs and operating expenses, or otherwise negatively impact the Strong Funds.

11.	Pending Acquisition

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) to acquire assets of SFC and certain of its affiliates, including the Advisor. As part of the proposed transaction, SFC will be seeking approval from the Board of Directors of the Strong Funds (“Board”) on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds and a merger of those funds into the Wells Fargo Funds family of mutual funds.

The mergers, which are anticipated to close in the first quarter of 2005, are subject to a number of conditions, including approval by the Board and shareholders of the Strong Funds.

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 71 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an automotive systems and facility management company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services) since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc. from 1992 to April 2000, and Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 to October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Assistant Executive Vice President of Strong Capital Management, Inc. (the “Advisor”) since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc. since April 2001; Vice President of Strong Investor Services, Inc. since December 2001; and Marketing Services Manager of Strong Investments, Inc. (the “Distributor”) from November 1998 to April 2001.

Phillip O. Peterson (DOB 12-5-44), Independent President of the Strong Funds since January 2004.

Mr. Peterson was a mutual fund industry consultant from August 1999 to December 2003; Partner of KPMG LLP from 1981 to July 1999; Director of The Hartford Group of Mutual Funds (71 funds) since 2002; and Director of the Fortis Mutual Fund Group (38 funds) from 2000 to 2002.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to February 2003; Secretary of Strong Financial Corporation since February 2003; Assistant Executive Vice President of the Advisor since December 2001; Chief Legal Officer of the Advisor since February 2003; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of the Distributor since November 2001; Secretary of the Distributor since July 2000; Vice President and Chief Compliance Officer of the Distributor from July 2000 to December 2003; Lead Counsel of the Distributor from July 2000 to November 2001; Vice President of Strong Investor Services, Inc. since December 2001; Assistant Secretary of Strong Investor Services, Inc. from December 2001 to May 2003; Secretary of Strong Investor Services, Inc. since May 2003; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc. since July 2001; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. since October 1993; Executive Vice President of Strong Investor Services, Inc. since July 2001; Secretary of Strong Investor Services, Inc. from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; and Senior Vice President of the Advisor from February 1998 to April 2001.

Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik’s address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

NOTES

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Phillip O. Peterson, Independent President

Thomas M. Zoeller, Vice President

Richard W. Smirl, Vice President and Secretary

Gilbert L. Southwell III, Assistant Secretary

John W. Widmer, Treasurer

Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants

PricewaterhouseCoopers LLP

100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee, Wisconsin 53202

Strong Investments

P.O. Box 2936    |    Milwaukee, WI 53201

To learn more about our funds, discuss an existing

account, or conduct a transaction, call 1-800-368-3863

or visit www.Strong.com.

Please carefully consider a fund’s investment objectives,

risks, charges, and expenses before investing. For this

and other information, call us or visit our web site for

a free prospectus. Please read it carefully before you

invest or send money.

To receive a free copy of the policies and procedures

the funds use to determine how to vote proxies relating

to portfolio securities, or to receive a free copy of a fund’s proxy voting record for the most recent 12-month period

ending on June 30, call 1-800-368-3863, or visit the

Securities and Exchange Commission’s web site

at www.sec.gov.

If you are a Financial Professional, call 1-800-368-1683.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT45334 08-04

SADVEQY/WH2006 06-04

Item 2.	Code of Ethics

Not applicable for filing of Semiannual Reports to Shareholders.

Item 3.	Audit Committee Financial Expert

Not applicable for filing of Semiannual Reports to Shareholders.

Item 4.	Principal Accountant Fees and Services

Not applicable for filing of Semiannual Reports to Shareholders.

Item 5.	Audit Committee of Listed Registrants

Not applicable for filing of Semiannual Reports to Shareholders.

Item 6.	Schedule of Investments

Not applicable; full Schedule of Investments included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Funds’ Board of Directors.

Item 10.	Controls and Procedures

(a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant’s management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant’s disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant’s management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 11.	Exhibits

The following exhibits are attached to this Form N-CSR:

11(a)(1)	Code of Ethics—Not applicable for filing of Semiannual Reports to Shareholders.

11(a)(2)(i)	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

11(a)(2)(ii)	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

11(b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strong Common Stock Fund, Inc., on behalf of Strong Advisor Common Stock Fund, Strong Advisor Endeavor Large Cap Fund, Strong Advisor Focus Fund and Strong Advisor Technology Fund

By:	/s/ Richard W. Smirl
Richard W. Smirl, Vice President and Secretary

Date: September 3, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas M. Zoeller
Thomas M. Zoeller, Principal Executive Officer

Date: September 3, 2004

By:	/s/ John W. Widmer
John W. Widmer, Treasurer (Principal Financial Officer)

Date: September 3, 2004